UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

DEVON ENERGY CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Devon Energy Corporation 333 W. Sheridan Oklahoma City, OK 73102

Notice of 2012 Annual Meeting of Stockholders and Proxy Statement Wednesday, June 6, 2012 8:00 a.m. (local time) The Skirvin Hilton Hotel Continental Room 1 Park Avenue Oklahoma City, Oklahoma

April 25, 2012

Dear Devon Stockholder,

You are invited to attend the 2012 Annual Meeting of Stockholders of Devon Energy Corporation on Wednesday, June 6, 2012. The meeting will be held at 8:00 a.m., local time, at The Skirvin Hilton Hotel, Continental Room, 1 Park Avenue, Oklahoma City, Oklahoma.

The Annual Meeting will focus on the formal items of business announced in the Notice of the 2012 Annual Meeting and Proxy Statement that follows. Additionally, we will present a report on Devon’s operations during 2011.

It is important that your shares be represented and voted at the meeting. I urge you to submit your proxy using the Internet, telephone or by completing and mailing your Proxy Card in the envelope provided. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Sincerely,

J. Larry Nichols

Executive Chairman of the Board

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DEVON ENERGY CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time	8:00 a.m. (local time) on Wednesday, June 6, 2012

Place	The Skirvin Hilton Hotel

Continental Room

1 Park Avenue

Oklahoma City, Oklahoma

Items of Business	•	Elect Eight Directors for a Term of One Year;
•	Approve, in an advisory vote, Executive Compensation;
•	Ratify the Appointment of the Independent Auditors for 2012;
•	Approve Amending the Amended and Restated Certificate of Incorporation to Grant Stockholders the Right to Call a Special Meeting;
•	Approve the 2012 Incentive Compensation Plan;
•	Approve the 2012 Amendment to the 2009 Long-Term Incentive Plan;
•	Consider and Vote upon the Stockholder Proposal set forth in this Proxy Statement, if presented; and
•	Transact such other business as may properly come before the meeting or any adjournment of the meeting.

Who Can Vote

Stockholders of record at the close of business on April 9, 2012 are entitled to notice of and to vote at the meeting. You may examine a complete list of stockholders entitled to vote at the meeting during normal business hours for the 10 days prior to the meeting at our offices and at the meeting.

Voting by Proxy	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by:
•	Internet;
•	telephone; or
•	mail

For specific information, please refer to the section entitled “About the Annual Meeting” beginning on page 1.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 6, 2012:

Our 2012 Proxy Materials, including the 2012 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2011,

are available at www.proxydocs.com/dvn.

BY ORDER OF THE BOARD OF DIRECTORS

Carla D. Brockman

Vice President Corporate Governance

and Corporate Secretary

Oklahoma City, Oklahoma

April 25, 2012

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PROXY STATEMENT TABLE OF CONTENTS

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PROXY STATEMENT TABLE OF CONTENTS (cont’d)

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INFORMATION ABOUT THE ANNUAL MEETING

We are furnishing you this Proxy Statement in connection with the solicitation of proxies by our Board of Directors (Board) to be used at the Annual Meeting and any adjournment thereof (Annual Meeting). The Annual Meeting will be held on Wednesday, June 6, 2012 at 8:00 a.m. We are sending this Proxy Statement to our stockholders on or about April 25, 2012.

All references in this Proxy Statement to we, our, us, or the Company refer to Devon Energy Corporation, including our subsidiaries and affiliates.

What are the Board of Directors’ voting recommendations?

•	For the election of the eight Director nominees named in this Proxy Statement for a term expiring at the next Annual Meeting of Stockholders;

•	For the approval of executive compensation;

•	For the ratification of the appointment of our independent auditors for 2012;

•	For the approval of an amendment to the Certificate of Incorporation to grant stockholders the right to call a special meeting;

•	For the approval of the 2012 Incentive Compensation Plan;

•	For the approval of the 2012 Amendment to the 2009 Long-Term Incentive Plan;

•	Against the stockholder proposal set forth in this Proxy Statement, if presented.

Who is entitled to vote?

Stockholders as of the close of business on April 9, 2012 (the Record Date) are eligible to vote their shares at the Annual Meeting. As of the Record Date, there were                     shares of our common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

How do I vote?

You may:

•	attend the Annual Meeting and vote in person; or

•

dial the toll-free number listed on the Proxy Card or Voting Instruction Form. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded. Telephone voting will be available 24 hours a day, and will close at 11:59 p.m. Eastern Time on June 5, 2012; or

•

go to the website www.proxyvote.com and follow the instructions, then confirm that your voting instructions have been properly recorded. If you vote using the website, you can request electronic delivery of future proxy materials. Internet voting will be available 24 hours a day, and will close at 11:59 p.m. Eastern Time on June 5, 2012; or

•	if you elected to receive a paper copy of your proxy materials, mark your selections on the Proxy Card, date and sign it, and return the card in the pre-addressed, postage-paid envelope provided.

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INFORMATION ABOUT THE ANNUAL MEETING (cont’d)

Why did I receive a Notice Regarding the Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?

United States Securities and Exchange Commission (the SEC) rules allow companies to furnish proxy materials over the Internet. We have sent a Notice of Internet Availability of Proxy Materials (the Notice) to most of our stockholders instead of a paper copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.

Why did I receive paper copies of proxy materials?

We are providing certain stockholders, including those who have previously requested to receive them, with paper copies of the proxy materials instead of a Notice. If you would like to no longer receive printed proxy materials, you may consent to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided in your proxy materials. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

How do I vote the shares held in my Devon 401(k) Plan account?

If you are a current employee participating in the Devon Energy Incentive Savings Plan (401(k) Plan), please follow the instructions you received via email from Broadridge Financial Solutions, Inc. (Broadridge).

If you are a former employee and have shares of our common stock credited to your 401(k) Plan account as of the Record Date, such shares are shown on the Voting Instruction Form you received from Broadridge. You have the right to direct Fidelity Management Trust Company (401(k) Plan Trustee) regarding how to vote those shares, which you can do by voting your shares in the same manner as provided above.

The 401(k) Plan Trustee will vote your shares in the 401(k) Plan account in accordance with your instructions. If instructions are not received by June 3, 2012, the shares credited to your account will be voted by the 401(k) Plan Trustee in the same proportion as it votes shares for which it did receive timely instructions.

Will each stockholder in our household receive proxy materials?

Generally, no. We try to provide only one set of proxy materials to be delivered to multiple stockholders sharing an address unless you have given us other instructions. Any stockholder at a shared address may request delivery of single or multiple copies of proxy materials for future meetings by contacting us at Devon Energy Corporation, Attention: Corporate Secretary, 333 W. Sheridan, Oklahoma City, Oklahoma 73102, email: CorporateSecretary@dvn.com or by calling (405) 235-3611.

Who will be admitted to the Annual Meeting?

Admission to the Annual Meeting will be limited to our stockholders of record, persons holding proxies from our stockholders, beneficial owners of our common stock and our employees. If your

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INFORMATION ABOUT THE ANNUAL MEETING (cont’d)

shares are registered in your name, we will verify your ownership at the meeting in our list of stockholders as of the Record Date. If your shares are held through a broker, bank or other nominee, you must bring proof of your ownership of the shares. This proof could consist of, for example, a bank or brokerage firm account statement or a letter from your bank or broker confirming your ownership as of the Record Date. You may also send proof of ownership to us at Devon Energy Corporation, Attention: Corporate Secretary, 333 W. Sheridan, Oklahoma City, Oklahoma 73102, or email: CorporateSecretary@dvn.com before the Annual Meeting and we will send you an admission card.

If I vote via telephone or the Internet or by mailing my Proxy Card, may I still attend the Annual Meeting?

Yes.

What if I want to change my vote?

You may revoke your proxy before it is voted by submitting a new proxy with a later date (by mail, telephone or Internet), by voting at the Annual Meeting, or by filing a written revocation with our Corporate Secretary. Your attendance at the Annual Meeting will not automatically revoke your proxy.

Is my vote confidential?

Yes. We have procedures to ensure that regardless of whether stockholders vote by mail, telephone, Internet or in person, all proxies, ballots and voting tabulations that identify stockholders are kept permanently confidential, except as disclosure may be required by federal or state law or as expressly permitted by a stockholder. In addition, special procedures have been established to maintain the confidentiality of shares voted in our 401(k) Plan.

Who will count the votes?

Broadridge will tabulate the votes.

What constitutes a quorum?

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum. If you vote by telephone or Internet or by returning your Proxy Card, you will be considered part of the quorum. Broadridge, the Inspector of Election, will treat shares represented by a properly executed proxy as present at the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power for that item and has not received instructions from the beneficial owner.

How many votes will be required to approve a proposal?

Election of Directors at the Annual Meeting will be by a plurality of votes cast at the Annual Meeting. Votes may be cast in favor of the election of the Director nominee or withheld.

Our Corporate Governance Guidelines and Bylaws contain a director resignation policy which provides that any nominee for Director in an uncontested election who receives a greater number of

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INFORMATION ABOUT THE ANNUAL MEETING (cont’d)

votes “withheld” from his or her election than votes “for” such election must submit his or her offer of resignation to the Governance Committee of the Board of Directors within 90 days from the date of the election. The Governance Committee will consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation.

With respect to other matters, the affirmative vote of the holders of a majority of the shares, present in person or by proxy, and entitled to vote at the Annual Meeting, is required to take any other action.

Shares cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy.

Can brokers who hold shares in street name vote those shares if they have received no instructions?

Under the rules of the New York Stock Exchange (the NYSE), brokers may not vote the shares held by them in street name for their customers and for which they have not received instructions, except with respect to a routine matter. The only matter to be voted on at the Annual Meeting that is considered routine for these purposes is the ratification of the appointment of the Independent Auditors. This means that brokers may not vote your shares on any other matter if you have not given specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote will be counted.

How will you treat abstentions and broker non-votes?

We will:

•	count abstentions and broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting;

•

treat abstentions as votes not cast but as shares represented at the Annual Meeting for determining results on actions requiring a majority of shares present and entitled to vote at the Annual Meeting;

•	not consider broker non-votes for determining actions requiring a majority of shares present and entitled to vote at the Annual Meeting; and

•	consider neither abstentions nor broker non-votes in determining results of plurality votes.

Who pays the solicitation expenses?

We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers or employees, none of whom will receive additional compensation for such solicitation. We have retained Phoenix Advisory Partners to assist in the solicitation of proxies at an estimated cost of $10,500.00, plus reasonable expenses. Those holding shares of common stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting, and we will publish final results in a Form 8-K that will be filed with the SEC within four business days of the Annual Meeting. You

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INFORMATION ABOUT THE ANNUAL MEETING (cont’d)

may obtain a copy of this and other reports free of charge at www.devonenergy.com, or by contacting our Investor Relations Department at (405) 552-4570 or investor.relations@dvn.com, or by accessing the SEC’s website at www.sec.gov.

Will the Company’s independent auditors be available at the Annual Meeting to respond to questions?

Yes. The Audit Committee of the Board of Directors has approved KPMG LLP to serve as our independent auditors for the year ending December 31, 2012. Representatives of KPMG LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to stockholder questions.

Where can I contact the Company?

Our mailing address is:

Devon Energy Corporation

333 W. Sheridan

Oklahoma City, Oklahoma 73102

Our telephone number is:

(405) 235-3611

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AGENDA ITEM 1. ELECTION OF DIRECTORS

Pursuant to provisions of our Amended and Restated Certificate of Incorporation (Certificate of Incorporation) and Bylaws, the Board of Directors shall consist of not less than three nor more than 20 Directors. Currently, the Board is comprised of eight Directors. Our Certificate of Incorporation and Bylaws provide for all Directors to be of one class and to be elected annually for a term expiring at the next Annual Meeting of Stockholders.

The Board of Directors has nominated for re-election incumbent Directors Robert H. Henry, John A. Hill, Michael M. Kanovsky, Robert A. Mosbacher, Jr., J. Larry Nichols, Duane C. Radtke, Mary P. Ricciardello and John Richels, whose terms expire at the 2012 Annual Meeting.

The Board of Directors recommends a vote “FOR” each of the nominees for election to the Board of Directors.

It is the intention of the persons named in the proxy to vote proxies “FOR” the election of the nominees unless they are instructed otherwise. In the event any of the nominees should fail to stand for election, the persons named in the proxy intend to vote for substitute nominees designated by the Board of Directors, unless the Board of Directors reduces the number of Directors to be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Director Nominees

Robert H. Henry Director since 2010 Age 59 Committees: • Audit • Governance

Professional Experience

Mr. Henry has served as President and Chief Executive Officer of Oklahoma City University since June 2010. Mr. Henry was appointed to the United States Court of Appeals for the Tenth Circuit in 1994, where he served until June 2010, most recently as Chief Judge. Prior to his appointment, he was Dean and Professor of Law at Oklahoma City University School of Law from 1991 to 1994, Attorney General of Oklahoma from 1987 to 1991 and an Oklahoma State Representative from 1976 to 1986.

Education

Mr. Henry holds a Bachelor’s degree and a law degree from the University of Oklahoma.

Other Boards and Appointments

Mr. Henry serves as a director for the Oklahoma Medical Research Foundation, Foundation for the Future, Oklahoma Heritage Association and the Vera Institute of Justice.

Qualifications

Mr. Henry brings to the Board his knowledge as a legal scholar and his experience of public service on numerous national and international judicial advisory committees.

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AGENDA ITEM 1.

ELECTION OF DIRECTORS (cont’d)

John A. Hill Director since 2000 Age 70 Lead Director Committees: • Chair, Compensation

Professional Experience

Mr. Hill founded First Reserve Corporation, an oil and gas investment management company, in 1983 and is currently its Vice Chairman and Managing Director. Mr. Hill was formerly President and Chief Executive Officer of several investment banking and asset management companies and served as Deputy Associate Director of the Office of Management and Budget and as Deputy Administrator of the Federal Energy Administration during the Ford administration.

Education

Mr. Hill holds a Bachelor’s degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Other Boards and Appointments

Mr. Hill also serves as Chairman of the Board of Trustees of the Putnam Funds in Boston and as Chairman of the Board of Trustees of Sarah Lawrence College.

Qualifications

Mr. Hill brings to the Board his extensive experience in investment management and knowledge of the oil and gas business.

Michael M. Kanovsky Director since 1999 Age 63 Committees: • Chair, Reserves • Audit

Professional Experience

Mr. Kanovsky is a professional engineer and President of Sky Energy Corporation. Mr. Kanovsky was a founder of both Northstar Energy Corporation and Bonavista Energy Corporation. From 1982 to 1998 he served on the Board of Directors of the Canadian-based Northstar Energy Corporation, which was acquired by Devon in 1998.

Education

Mr. Kanovsky holds a Bachelor’s degree in Mechanical Engineering from Queen’s University as well as a Master’s degree in Business Administration from the Richard Ivey School of Business at the University of Western Ontario.

Other Boards and Appointments

Mr. Kanovsky serves as a director of ARC Resources Ltd., Bonavista Petroleum Ltd., Pure Technologies Ltd. and TransAlta Corporation.

Qualifications

Mr. Kanovsky brings to the Board his extensive knowledge of the energy industry and of the Company’s assets and areas of operation.

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AGENDA ITEM 1.

ELECTION OF DIRECTORS (cont’d)

Robert A. Mosbacher, Jr. Director since 2009 Age 60 Committees: • Chair, Governance • Compensation • Reserves

Professional Experience

Mr. Mosbacher is Chairman of Mosbacher Energy Company, an independent oil and gas exploration and production company. Mr. Mosbacher previously served as a member of the Board from 1999 until 2005 when he was appointed by the Bush administration to the position of President and Chief Executive Officer of the Overseas Private Investment Corporation (OPIC), an independent agency of the U.S. government that supports private capital investment in emerging markets around the world.

Education

Mr. Mosbacher received a Bachelor’s degree from Georgetown University and a law degree from Southern Methodist University.

Other Boards and Appointments

Mr. Mosbacher also currently serves as a director of Calpine Corporation.

Qualifications

Mr. Mosbacher brings to the Board his extensive experience in the energy industry and his leadership experience at OPIC, which contributed to the development of the global marketplace.

J. Larry Nichols Director since 1971 Age 69 Executive Chairman

Professional Experience

Mr. Nichols is a co-founder of the Company and has served on the Board since the Company’s inception. In 2010 he was elected to the position of Executive Chairman, having served previously as Chief Executive Officer and Chairman of the Company.

Education

Mr. Nichols holds a Bachelor’s degree in Geology from Princeton University and a law degree from the University of Michigan.

Other Boards and Appointments

Mr. Nichols is a director of Baker Hughes Incorporated and Sonic Corp. and serves on the Board of Directors of the American Petroleum Institute Inc.

Qualifications

Mr. Nichols brings to the Board his knowledge and experience as a founder and proven leader of the Company for more than 40 years. He has been a primary factor in the Company’s development, growth and continued success.

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AGENDA ITEM 1.

ELECTION OF DIRECTORS (cont’d)

Duane C. Radtke Director since 2010 Age 63 Committees: • Compensation • Reserves

Professional Experience

Mr. Radtke currently is owner, President and Chief Executive Officer of Valiant Exploration LLC. He was President and Chief Executive Officer of Dominion Exploration and Production from 2001 to 2007. Following the Company’s 2000 merger with Santa Fe Snyder, Mr. Radtke was President of the Company’s international division until joining Dominion.

Education

Mr. Radtke holds a Bachelor’s degree in Mining Engineering from the University of Wisconsin.

Other Boards and Appointments

Mr. Radtke is Non-Executive Chairman of NFR Energy, LLC. He is also a director of Kris Energy and served as a director of Smith International, Inc. from 2009 until 2010, at which time Smith International, Inc. merged with Schlumberger Limited.

Qualifications

Mr. Radtke brings to the Board extensive knowledge of the energy industry, including experience with the Company’s assets and operations.

Mary P. Ricciardello Director since 2007 Age 56 Committees: • Chair, Audit • Governance

Professional Experience

Ms. Ricciardello is a licensed Certified Public Accountant. In 2002 she retired after a 20-year career with Reliant Energy Incorporated, a leading independent power producer and marketer. Ms. Ricciardello began her career with Reliant in 1982 and served in various financial management positions with the company including Comptroller, Vice President and most recently as Senior Vice President and Chief Accounting Officer.

Education

Ms. Ricciardello holds a Bachelor’s degree in Business Administration from the University of South Dakota and a Master’s degree in Business Administration with emphasis in Finance from the University of Houston.

Other Boards and Appointments

Ms. Ricciardello is a director of Noble Corporation. She also serves on the Board of Midstates Petroleum, a private company, and the National Association of Corporate Directors Houston Chapter.

Qualifications

Ms. Ricciardello brings to the Board her qualifications as a financial expert and her extensive experience in corporate finance and tax matters.

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AGENDA ITEM 1.

ELECTION OF DIRECTORS (cont’d)

John Richels Director since 2007 Age 61

Professional Experience

Mr. Richels was appointed President and Chief Executive Officer in 2010, having previously served as President of the Company since 2004. Prior to that, Mr. Richels served as President and Chief Executive Officer of Devon Canada Corporation, a subsidiary of the Company. He joined the Company in 1998 when the Company acquired Canadian-based Northstar Energy Corporation. Prior to that Mr. Richels served as Managing and Chief Operating Partner of the Canadian-based national law firm, Bennett Jones.

Education

Mr. Richels holds a Bachelor’s degree in Economics from York University and a law degree from the University of Windsor.

Other Boards and Appointments

Mr. Richels served as a director of Northstar Energy Corporation from 1993 to 1996. He also served as Vice-Chairman of the board of governors of the Canadian Association of Petroleum Producers.

Qualifications

Mr. Richels brings to the Board extensive knowledge of the energy industry, including experience with the Company’s assets and operations. Mr. Richels also brings demonstrated leadership abilities and commitment.

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CORPORATE GOVERNANCE

Board of Directors’ Information

Our Board of Directors met four times in 2011. All Directors attended 75% or more of the total meetings of the Board of Directors and Committees on which they served. We require a majority of our Directors to be in attendance at our Annual Meetings of Stockholders. All Directors attended the 2011 Annual Meeting.

Copies of the following governance documents are available at www.devonenergy.com and in print to any stockholder upon request:

•	Certificate of Incorporation;

•	Bylaws;

•	Corporate Governance Guidelines;

•	Code of Business Conduct and Ethics;

•	Code of Ethics for Chief Executive Officer (CEO), Chief Financial Officer (CFO) and Chief Accounting Officer (CAO); and

•	Committee Charters.

Amendments to and waivers from any provision of the Code of Ethics for the CEO, CFO, and CAO will be posted on our website.

Our website also includes our Corporate Responsibility Report and information on our Environmental, Health and Safety Initiatives.

Practices for Considering Diversity

The Charter of the Governance Committee provides that the Committee shall periodically review the appropriate skills and characteristics of members of the Board of Directors in the context of the then current make-up of the Board. This assessment includes the following factors: diversity (including diversity of skills, background and experience); business and professional background; financial literacy and expertise; availability and commitment; independence; and other criteria that the Governance Committee or the full Board finds relevant. It is the practice of the Governance Committee to consider these factors when screening and evaluating candidates for nomination to the Board of Directors.

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CORPORATE GOVERNANCE (cont’d)

Committees

The Board of Directors has standing Audit, Compensation, Governance and Reserves Committees. The following table shows each Committee’s current membership, function and the number of meetings each Committee held in 2011:

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CORPORATE GOVERNANCE (cont’d)

[1]	Chairman

[2]	Audit Committee financial expert

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CORPORATE GOVERNANCE (cont’d)

Director Independence

In accordance with our Corporate Governance Guidelines, the Board considers transactions and relationships between each Director or any member of the Director’s immediate family and the Company, our subsidiaries and affiliates. The Board has affirmatively determined that each of the current Directors and each person who served as a Director during 2011, with the exception of our Executive Chairman, J. Larry Nichols, and our President and CEO, John Richels, was or is an independent Director as defined by the standards for director independence established by applicable laws, rules, and listing standards, including, without limitation, the standards for independent directors established by the NYSE and the SEC, has or had no material relationship with us that would interfere with the exercise of independent judgment and, therefore, is or was independent under our Corporate Governance Guidelines and standards established by the NYSE.

In evaluating the independence of Mr. Robert H. Henry, the Board has considered the charitable contributions made by us to Oklahoma City University (OCU) in recent years. While these charitable contributions do not affect Mr. Henry’s independence status, disclosure of the contributions are provided herein. In 2009, 2010 and 2011, we made charitable contributions to OCU of $3.1 million, $970,000 and $158,000, respectively. The charitable contributions in 2009 and 2010 were made pursuant to funding commitments we entered into in 2008, prior to Mr. Henry’s appointment to his current position at OCU and prior to his appointment to our Board. Mr. Henry was named President of Oklahoma City University in June 2010 and appointed to our Board in August 2010.

Lead Director

The Board has a Lead Director whose primary responsibility is to preside over the executive session of the Board meeting in which Mr. Nichols, Mr. Richels and other members of management do not participate. The Lead Director also performs other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. In 2011, the Lead Director presided over four executive sessions of the Board.

John A. Hill has served as our Lead Director since June 2010 and will serve in that position until a successor is named by the Board.

Board Involvement in Risk Oversight

The full Board has primary responsibility for risk oversight, with the Board’s standing Committees supporting the Board by addressing the risks inherent in their respective areas of oversight. The Audit Committee, Governance Committee, Compensation Committee and Reserves Committee have been delegated certain risk oversight responsibilities.

Leadership Structure

As stated in the Company’s Corporate Governance Guidelines, the Board reserves the right to determine, from time to time, how to configure the leadership of the Board and the Company in the way that best serves the Company. The Board specifically reserves the right to vest the responsibilities of Chairman of the Board and Chief Executive Officer in the same or in different individuals. The Board currently has no fixed policy with respect to combining or separating the offices of Chairman of the Board and Chief Executive Officer.

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CORPORATE GOVERNANCE (cont’d)

In June 2010, the roles were separated when John Richels was promoted to President and Chief Executive Officer and J. Larry Nichols transitioned to the role of Executive Chairman of the Board. Although the Board believes this structure is in the Company’s best interest at the present time, the Board may combine these positions in the future should circumstances change.

The Company’s Corporate Governance Guidelines provide that at any time the Chief Executive Officer holds the position of Chairman of the Board, the Board shall appoint an independent Director to serve as the Lead Director. Although these positions are currently held by different individuals, the Board has appointed Mr. John Hill to serve as Lead Director.

Director Communication

Any stockholder or other interested party may contact any of our Non-ManagementDirectors, including the Lead Director or Non-Management Directors as a group, by:

•	U.S. mail to Lead Director or to Non-Management Directors, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan, Oklahoma City, Oklahoma 73102;

•	calling our Non-Management Director access line at (866) 888-6179; or

•	sending an email to nonmanagement.directors@dvn.com.

A Management Director may be contacted by:

•	U.S. mail to Management Directors, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan, Oklahoma City, Oklahoma 73102;

•	contacting the Office of the Corporate Secretary at (405) 235-3611; or

•	sending an email to CorporateSecretary@dvn.com.

All calls or correspondence are anonymous and kept confidential to the extent possible. All such communications, other than advertisements or commercial solicitations, will be forwarded to the appropriate Director(s) for review.

Compensation Committee Interlocks and Insider Participation

During 2011, the Compensation Committee was comprised of three independent Non-Management Directors with no interlocking relationships as defined by the SEC.

Related Party Transactions

We have adopted a Code of Business Conduct and Ethics (Code) that applies to all of our Directors, officers and employees. The Code is posted at www.devonenergy.com. The Code describes the policies and standards for protecting the Company’s integrity and provides guidance for recognizing and properly resolving any ethical and legal issues that may be encountered while conducting business. The Board of Directors reviews the Code annually and all Directors, executives and employees individually sign acknowledgements agreeing to abide by the Code. Any waiver of any provisions of the Code on behalf of an executive officer or Director may only be approved by the Board of Directors or a Committee designated by the Board of Directors. It is the policy of the Audit Committee to review the terms and substance of any potential related party transaction for purposes of determining whether a waiver to the Code should be granted.

There have been no “related person transactions” as defined by applicable SEC regulations during the reporting period of 2011.

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CORPORATE GOVERNANCE (cont’d)

Director Compensation for the Year Ended December 31, 2011

Under our Corporate Governance Guidelines, Non-Management Director compensation is determined annually by the Board of Directors acting upon the recommendation of the Governance Committee. Directors who are also employees receive no Director compensation. The following table shows compensation for Non-Management Directors for 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)[1]	Option Awards ($)[1]	Total ($)
Robert H. Henry	82,000	159,980	102,832	344,812
John A. Hill	80,000	159,980	102,832	342,812
Michael M. Kanovsky	79,500	159,980	102,832	342,312
J. Todd Mitchell	63,500	—	—	63,500
Robert A. Mosbacher, Jr.	90,000	159,980	102,832	352,812
Duane C. Radtke	74,000	159,980	102,832	336,812
Mary P. Ricciardello	95,000	159,980	102,832	357,812

[1]

Stock and option awards were made on June 8, 2011 to all Directors with the exception of J. Todd Mitchell. Mr. Mitchell’s term on the Board of Directors ended on June 8, 2011. The stock awarded on June 8, 2011 was valued at $79.99 per share and the options awarded on June 8, 2011 were at an exercise price of $79.99 with a value of $34.2772 per share. The dollar amounts reported in these columns represent the grant date fair values of the stock and option awards granted in 2011. The assumptions used to value stock and option awards are discussed in Note 3—Share-Based Compensation of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

The following table represents the number of unvested stock awards and the number of outstanding and unexercised option awards held by each of our Non-Management Directors as of December 31, 2011:

Name	Outstanding Stock Awards	Outstanding Option Awards
Robert H. Henry	3,500	6,000
John A. Hill	5,000	28,000
Michael M. Kanovsky	5,000	28,000
J. Todd Mitchell	—	25,000
Robert A. Mosbacher, Jr.	4,500	9,000
Duane C. Radtke	3,500	6,000
Mary P. Ricciardello	5,000	15,000

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CORPORATE GOVERNANCE (cont’d)

Annual Retainer and Meeting Fees

The following is a schedule of annual retainers and meeting fees for Non-Management Directors in effect during 2011:

Type of Fee	Amount
Annual Board Retainer	$50,000
Additional Annual Retainer to Chairman of Audit Committee	$15,000
Additional Annual Retainer to Chairman of Compensation, Governance and Reserves Committees	$10,000
Additional Annual Retainer to Audit Committee Members	$2,000
Fee for each Board Meeting attended in person	$2,000
Fee for each Board Meeting attended via telephone	$1,000
Fee for each Committee Meeting attended in person	$2,000
Fee for each Committee Meeting attended via telephone	$1,000

Each Non-Management Director is reimbursed for out-of-pocket expenses incurred while serving as a Director.

Annual Equity Awards

As described in footnote 1 to the Director Compensation Table, in June 2011, our Non-Management Directors were granted an annual award of 3,000 stock options and 2,000 shares of restricted stock under our 2009 Long-Term Incentive Plan. Stock and option awards to Non-Management Directors are granted immediately following each Annual Meeting. Options vest on the date of grant and are granted at an exercise price equal to the closing price of our common stock on that date. Unexercised options will expire eight years from the date of grant. With respect to restricted stock awards, 25% of each award vests on each anniversary of the date of grant, subject to the Director’s continued service to the Company. Cash dividends on shares of restricted stock are paid at the same times and in the same amounts as on other shares of our common stock.

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GOVERNANCE COMMITTEE REPORT

The Governance Committee operates under a written Charter approved by the Board of Directors. The Charter may be viewed at www.devonenergy.com. The Governance Committee is currently comprised of three independent Directors.

The Governance Committee is responsible for nominating qualified candidates to serve on the Board of Directors and reviewing their qualifications with the Board, taking into account the composition and skills of the entire Board and specifically ensuring a sufficient number of the members of the Board are financially literate. The Governance Committee considers nominees recommended by stockholders and gives appropriate consideration in the same manner as given to other nominees. Stockholders who wish to submit director nominees for election at our 2013 Annual Meeting of Stockholders may do so by submitting such nominee’s name in writing, in compliance with the procedures required by our Bylaws, to the Governance Committee of the Board of Directors, Attention: Chairman, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan, Oklahoma City, Oklahoma 73102. Pursuant to our Bylaws, stockholders may recommend a director nominee by delivering a timely notice to our Corporate Secretary at the address above. Such a recommendation must be received between February 7, 2013 and March 10, 2013 in order to be considered timely. The stockholder’s notice must contain:

•

all information that is required to be disclosed with respect to such person being nominated pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a Director, if elected;

•	the name and address of the stockholder giving the notice and the beneficial owner;

•	the class and number of shares of our stock that are owned beneficially and of record by the stockholder giving the notice and the beneficial owner;

•	whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the stockholder or beneficial owner;

•	a description of all arrangements or understandings between the stockholder giving the notice and any other person or persons (including their names) in connection with the nomination; and

•	a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting; and

•	an undertaking by the stockholder giving the notice to update the information required to be included in the notice.

The Board takes reasonable steps to ensure that a diverse group of qualified candidates are in the pool from which the nominees for the Board are chosen. The Governance Committee may, at its discretion, seek third-party resources to assist in the process and make final director candidate recommendations to the Board. Our Board of Directors considered the experience, qualifications, attributes and skills of each of the nominees for Director at the 2012 Annual Meeting. As identified in our Corporate Governance Guidelines, the basic qualifications that the Governance Committee looks for in a Director include such factors as:

•	integrity and accountability;

•	informed judgment;

•	peer respect; and

•	high performance standards.

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GOVERNANCE COMMITTEE REPORT (cont’d)

Following a Director’s election to the Board, the Corporate Governance Guidelines provide for:

•	mandatory retirement at the Annual Meeting following the 73rd birthday of a Director;

•	ownership of Devon common stock equal to five times the Director’s annual retainer divided by the average daily closing price of the Company’s common stock for the prior year;

•	a recommendation that a Director not serve on more than five public company boards in addition to serving on the Company’s Board;

•

“majority voting,” which requires a nominee for Director in an uncontested election to submit an offer of resignation to the Governance Committee within 90 days of the date of the election if the nominee receives a greater number of “withheld” votes than “for” votes. The Governance Committee will then consider all of the relevant facts and circumstances and recommend to the full Board the action to be taken with respect to the offer to resign;

•	approval of the Governance Committee to serve as a Director, officer or employee of a competitor of the Company; and

•

prompt notification to the Executive Chairman of the Board and Chairman of the Governance Committee upon the acceptance of a directorship of any other public, private or non-profit company or any assignment to the audit or compensation committees of the board of any public, private or non-profit company.

The Governance Committee also plays a leadership role in shaping the Company’s corporate governance. It periodically undertakes a corporate governance self-assessment, consisting of a thorough review of the Company’s corporate governance practices. The Governance Committee reviews the Company’s practices and best practices followed by other companies to maintain a corporate governance framework for the Company that is effective and functional and that fully addresses the interests of the Company’s stakeholders. The Governance Committee from time to time recommends enhanced corporate governance standards to the Board. The corporate governance standards that have been approved by the Board are reflected in:

•	the Corporate Governance Guidelines;

•	the Charters for each of the Board’s Committees;

•	the Code of Business Conduct and Ethics for all Directors, officers and employees; and

•	the Code of Ethics for the CEO, CFO and CAO

The standards reflected in these documents implement and strengthen the Company’s corporate governance practices. These documents, and others related to corporate governance, are available at www.devonenergy.com.

With the Company’s fundamental corporate governance practices firmly in place and regularly evaluated, the Governance Committee is prepared to respond quickly to new regulatory requirements and emerging best practices. The Governance Committee intends to continue to require an annual evaluation of the effectiveness of the Board and its Committees to enable the Company to maintain its position at the forefront of corporate governance best practices.

Robert A. Mosbacher, Jr., Chairman

Robert H. Henry

Mary P. Ricciardello

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AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee which is currently comprised of three independent Directors. The Board and the Audit Committee believe that the Audit Committee’s current membership satisfies the rules of the NYSE that govern audit committee composition, including the requirement that audit committee members all be independent directors as that term is defined under the listing standards of the NYSE and the requirement that at least one member of the Audit Committee is a financial expert. For purposes of complying with the listing standards of the NYSE, the Board has determined that none of the Directors is currently serving on the audit committees of more than three public companies. The Audit Committee operates under a written charter approved by the Board of Directors. The Charter is available at www.devonenergy.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the preparation of the financial statements and the establishment and maintenance of the system of internal controls. This system is designed to provide reasonable assurance regarding the achievement of objectives in the areas of reliability of financial reporting, effectiveness and efficiency of operations and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board and the audited financial statements in the Annual Report. This review included a discussion of the quality, and the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In fulfilling its duties during 2011, the Audit Committee:

•

reviewed with the independent auditors their opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles and the effective operation of the Company’s internal controls over financial reporting;

•	reviewed with the independent auditors their judgment as to the quality and the acceptability of the Company’s accounting principles and other matters;

•

discussed with the independent auditors other matters under generally accepted auditing standards, including Statement on Auditing Standards No. 114, the Auditor’s Communication with those charged with governance;

•

discussed with the independent auditors the auditors’ independence, including the matters in the written disclosures and the letter received from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence;

•	discussed with the independent auditors the overall scope and plans for their audit; and

•	met with the independent auditors, with and without management present, to discuss the results of their audit and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 that has been filed with the SEC. The Audit Committee has approved KPMG LLP as the Company’s independent auditors for the year ending December 31, 2012.

Mary P. Ricciardello, Chairman

Robert H. Henry

Michael M. Kanovsky

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AUDIT COMMITTEE REPORT (cont’d)

Independent Auditors’ Fees

Under the terms of its Charter, the Audit Committee has the responsibility to approve the fees paid to the independent auditors. For the years ended December 31, 2011 and December 31, 2010, the following fees were paid to KPMG LLP:

	2011	2010
Audit fees	$3,423,000	$3,300,000
Audit related fees	499,000	132,000
Tax fees	189,000	267,000
All other fees	281,000	—
	$4,392,000	$3,699,000

Audit fees included services for the audits of the financial statements and the effective operation of our internal controls over financial reporting. Audit related fees consisted principally of audits of financial statements of certain affiliates and subsidiaries, certain accounting consultation and review and assessment of certain processes and contracts related to certain of our information systems. Tax fees consisted of tax compliance and tax consulting fees. All other fees relate to a review and assessment of our primary data center.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by KPMG LLP and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditors. The services and fees must be deemed compatible with the maintenance of the auditors’ independence, including compliance with SEC rules and regulations.

All of the 2011 and 2010 audit and non-audit services provided by KPMG LLP were approved by the Audit Committee. The non-audit services that were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the auditors’ independence, and the Audit Committee determined the auditors’ independence was not impaired.

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RESERVES COMMITTEE REPORT

In 2004, the Board of Directors established a Reserves Committee that is currently comprised of three independent Directors. The Reserves Committee operates under a charter approved by the Board that is available at www.devonenergy.com. The Reserves Committee oversees, on behalf of the Board, the integrity of the Company’s oil, natural gas and natural gas liquids reserves data. Management and our independent engineering consultants have the primary responsibility for the preparation of the reserves reports. In fulfilling its oversight responsibilities, the Reserves Committee reviewed with management the internal procedures relating to the disclosure of reserves in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, having regard to industry practices and all applicable laws and regulations. In fulfilling its duties during 2011, the Reserves Committee:

•	approved AJM Deloitte and LaRoche Petroleum Consultants, Ltd. as the Company’s independent engineering consultants for the year ended December 31, 2011;

•	reviewed with the independent engineering consultants the scope of the annual review of the Company’s reserves;

•

met with the independent engineering consultants, with and without management, to review and consider the evaluation of the reserves and any other matters of concern in respect to the evaluation of the reserves;

•

reviewed and approved any statement of reserves data or similar reserves information, and any report of the independent engineering consultants regarding such reserves to be filed with any securities regulatory authorities or to be disseminated to the public;

•	reviewed the internal procedures relating to the disclosure of reserves; and

•	reviewed the qualifications and independence of the independent engineering consultants prior to their appointment and throughout their engagement.

In reliance on the reviews and discussions referred to above, the Reserves Committee recommended to the Board of Directors, and the Board has approved, that the reserves information be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 that has been filed with the SEC.

Michael M. Kanovsky, Chairman

Robert A. Mosbacher, Jr.

Duane C. Radtke

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AGENDA ITEM 2.

APPROVE, IN AN ADVISORY VOTE, EXECUTIVE COMPENSATION

In accordance with SEC rules, we are asking our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and practices relating to our named executive officers as disclosed in our Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and narrative disclosure. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2012 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the other related tables and narrative disclosure.”

This vote, normally called a “say-on-pay” vote, is advisory, and therefore not binding on the Company, the Compensation Committee, or our Board of Directors. The Board will, however, as it did last year, take into account the outcome of the vote when considering future compensation arrangements.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers.

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NAMED EXECUTIVE OFFICER COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Introduction

In this Compensation Discussion and Analysis (CD&A), we will outline our compensation philosophy and describe the material components of our executive compensation practices and programs for the following “named executive officers,” whose compensation is set forth in the 2011 Summary Compensation Table and other compensation tables contained in this proxy statement:

Executive	Position
John Richels	President and Chief Executive Officer
J. Larry Nichols	Executive Chairman
Jeffrey A. Agosta	Executive Vice President and Chief Financial Officer
David A. Hager	Executive Vice President Exploration and Production
Darryl G. Smette	Executive Vice President Marketing, Midstream and Supply Chain

This CD&A also summarizes the compensation decisions we made under these programs and the factors we considered in making those decisions.

The compensation objectives, practices, and programs discussed in this CD&A also apply to the four Executive Vice Presidents of the Company who are not named executive officers. In this CD&A, the term “executive officers” refers to the group that includes both the named executive officers and the other Executive Vice Presidents.

Compensation Philosophy and Objectives

It is our goal to be the premier independent oil and natural gas company in North America and to provide our stockholders with top-quartile returns over the long-term. To achieve this, we strive to optimize our capital investments to maximize growth in cash flow, earnings, production and reserves, all on a per debt-adjusted share basis. This demands that the Company exercise capital discipline, maintain superior financial strength, invest in oil and gas properties with strong full-cycle margins, balance our production and resource mix between oil, natural gas liquids and natural gas, maintain a low overall cost structure, and establish an appropriate balance between resource capture and resource development.

This operating strategy requires a compensation philosophy that recognizes near-term operational and financial success as well as decision-making that supports long-term value creation. For these reasons, the Company’s executive compensation program is designed to strike a balance between the near-term and the long-term by providing executive officers annual performance cash bonuses and long-term incentive awards. Properly allocating these compensation elements is critical in motivating executive officers to carry out our operating strategy. Overall, the value of an executive officer’s total compensation is weighted in favor of long-term incentives in order to focus the officer’s efforts on the long-term performance of the Company and to encourage the executive to remain at the Company.

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NAMED EXECUTIVE COMPENSATION (cont’d)

The objectives of our compensation program are to:

•	attract and retain highly trained, experienced, and committed executives who have the skills, education, business acumen and background to lead a large and diversified oil and gas business;

•	motivate and reward executives to drive and achieve our goal of increasing stockholder value;

•	provide balanced incentives for the achievement of near-term and long-term objectives, without motivating executives to take excessive risk; and

•	track and respond to developments such as tightening of the labor market or changes in competitive pay practices.

The primary components of our executive compensation programs consist of base salary, annual performance cash bonus, and long-term equity incentive awards. We generally target each component, as well as the aggregate of the components, at approximately the 50th percentile of market compensation comparables within a group of industry peer companies. Individual compensation levels may vary from these targets based on performance, expertise, experience, or other factors unique to the individual or the Company. We also provide retirement and other benefits in order to compete with the practices of our peer group.

Response to 2011 Say-on-Pay Vote

The Company’s 2011 say-on-pay vote yielded a 56 percent approval. While the Compensation Committee of the Board of Directors (Committee) believes the type of awards historically utilized in the Company’s executive compensation package and the structured process through which the Committee determined compensation levels has served stockholders well over the long term, the Committee felt it appropriate to direct Company management to seek more specific stockholder feedback following the vote. In response, Company management contacted 25 stockholders that collectively held approximately 46.5% of the Company’s stock. Many of the stockholders were willing to provide their insight and perspective on our executive compensation practices. The conversations resulted in meaningful feedback that included two consistent areas of comment: (1) the determination of compensation awards under the Company’s incentive programs (i.e., annual performance cash bonuses and long-term incentive awards) lacked transparency and did not appear to be sufficiently tied to pre-set performance goals, and (2) the Company’s transition plan related to the June 2010 promotion of Mr. Richels to CEO and transition of Mr. Nichols to Executive Chairman was not clearly articulated and the transition was not reflected in their relative compensation levels.

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NAMED EXECUTIVE COMPENSATION (cont’d)

Changes to Our Compensation Programs in 2011

In response to stockholder feedback, the Committee has implemented the following significant changes:

Stockholder Feedback on 2010 Compensation Practices	Changes to Compensation Practices in 2011	Addressed on Page(s)
Annual performance cash bonus was perceived as non-formulaic and lacking structure.

The bonus determination process for 2011 was more transparent, and the calculation of bonuses included more structure.

•  This CD&A sets forth the formula used for calculating bonuses.

•  Executives were assigned target bonus opportunities.

•  Actual payouts vs. target opportunities were based on achievement against pre-set Company performance measures.

		33-36

Long-term incentives were in the form of stock options (1/2) and restricted stock (1/2).

The restricted stock provided for vesting over a four-year period without reference to Company performance measures.

2011 long-term incentives were 100% performance based. This was achieved through a combination of performance share units tied to total stockholder return (1/3), performance restricted stock tied to a financial metric (1/3), and stock options (1/3).

		36-39
The Company’s transition plan related to the June 2010 promotion of Mr. Richels to CEO and transition of Mr. Nichols to Executive Chairman was not clearly articulated and the transition was not reflected in their relative compensation levels.	As contemplated in the transition plan adopted by the Company in 2010 upon the promotion of Mr. Richels to CEO and the transition of Mr. Nichols to Executive Chairman, the combined performance cash bonus and long-term incentives of the Executive Chairman decreased by 61%. Base salary of Executive Chairman was reduced from $1,500,000 to $1,000,000.	31
Employment agreements with executive officers included tax gross-up payment obligations in the event of a change in control of the Company.	Employment agreements have been amended to eliminate tax gross-up payment obligations.	41
Significant portions of executive compensation were not eligible for tax deduction under IRS Section 162(m).	Cash bonus and long-term incentives have been re-designed to be performance-based compensation and, subject to certain approvals, eligible for tax deduction under IRS Section 162(m).	42

These changes further strengthen the tie between executive officer pay and performance. As in the past, the Company will continue its dialogue with stockholders this year and in the future seek further feedback on our compensation programs, processes, and outcomes, including the changes we implemented in 2011.

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NAMED EXECUTIVE COMPENSATION (cont’d)

Compensation Process for 2011

The Committee directs the process of reviewing and determining compensation for named executive officers. The Committee retains an external compensation consultant to provide assistance with the process. The roles of the Committee and the compensation consultant, which include the development of a peer group in order to benchmark our executive officers’ compensation, are further described in the following sections.

Role of the Committee

The Committee establishes our executive compensation philosophy and administers the overall executive compensation program. The Committee operates under a written charter approved by the Board of Directors, a copy of which is available at www.devonenergy.com.

Each year, the Committee conducts an individual, in-depth interview with each executive officer to discuss the officer’s analysis of the Company’s overall performance for the year, performance within the officer’s area of responsibility, and any issues or concerns regarding the Company’s operations. We believe this is a unique and highly effective tool in the Committee’s oversight of the executive compensation process. In addition, the Executive Chairman and the President and CEO each discuss with the Committee their evaluation of each executive officer’s performance, role, development, and potential to take on greater or different responsibilities. The President and CEO also provides compensation recommendations to the Committee for executive officers (other than himself and the Executive Chairman).

The Committee considers the various factors described in this CD&A, including its interviews with executive officers and the Executive Chairman’s and the President and CEO’s evaluations of each executive officer’s performance, and in a closed session without any executive officer present, the Committee sets the Executive Chairman’s and the President and CEO’s compensation. The Committee then determines whether to approve the President and CEO’s recommendations of compensation for the other executive officers.

Role of the Compensation Consultant

For the 2011 compensation process, the Committee retained as its external compensation consultant representatives from Meridian Compensation Partners, LLC (Compensation Consultant). The Compensation Consultant evaluated the competitiveness of our programs and assisted with executive compensation program design. The Committee did not direct the particular manner or method in which the Compensation Consultant performed these services. The Committee has the final authority to hire and terminate the Compensation Consultant, and the Committee evaluates the performance and independence of the Compensation Consultant annually.

Benchmarking

To successfully compete for executive talent, the Committee, working with the Compensation Consultant, annually compares the compensation of our executive officers to the compensation of similarly situated executives at peer companies with business operations focused on exploration and production of oil and gas. In establishing a peer group, the Committee chiefly seeks companies with asset and market values similar to the Company. The Committee also considers revenue levels and enterprise values, calculated as market value plus net long-term debt and preferred stock, of the

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NAMED EXECUTIVE COMPENSATION (cont’d)

companies. The Committee believes these metrics are appropriate for determining peers because they provide a reasonable point of reference for comparing executives with similar positions and responsibilities. At the time the Committee approved the peer group for 2011, the Company was positioned between the 35th and 65th percentiles of the peer group on each of these metrics.

The approved peer group for 2011 consisted of the 14 companies listed below.

Anadarko Petroleum Corporation

Apache Corporation

Chesapeake Energy Corporation

Chevron Corporation

ConocoPhillips

EnCana Corporation

EOG Resources, Inc.

Hess Corporation

Marathon Oil Corporation

Murphy Oil Corporation

Noble Energy, Inc.

Occidental Petroleum Corporation

Pioneer Natural Resources Company

Talisman Energy Inc.

The Committee’s benchmarking analysis consists of all components of total direct compensation, including base salary, annual bonus, and long-term incentives. The Compensation Consultant collected and summarized compensation data from the proxy statements of the peer group companies and the Compensation Consultant’s proprietary databases.

Tally Sheet Review

The Committee annually reviews tally sheets for executive officers that include all elements of compensation, including potential payments under various termination scenarios.

Succession Planning

The Company has a robust succession planning process to ensure the development of executive talent for the near and long term. The process and progress are reviewed with the Committee and the Board of Directors on an annual basis.

Compensation Decisions in 2011

Company Performance

During 2011, the Company successfully completed the planned divestitures of its offshore assets in the Gulf of Mexico and countries outside North America. In total, the Company realized approximately $8 billion of after-tax proceeds from the divestiture program, exceeding the Company’s initial expectation of $4.5 billion to $7.5 billion. The Company also successfully re-focused its efforts on expanding operations in North America and delivering strong operational and financial results.

In addition to funding a robust exploration and development program in 2011, the Company maintained one of the strongest balance sheets in the industry. In 2011, the Company also returned $2.3 billion to the Company’s stockholders through share repurchases, which completed a $3.5 billion share repurchase program initiated in May 2010. In spite of good operational and financial

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NAMED EXECUTIVE COMPENSATION (cont’d)

performance, the Company’s total stockholder return (TSR) (stock price appreciation plus dividends) trailed the average return of our industry peers. Further discussion of company performance can be found on page 28.

Key 2011 Executive Compensation Decisions

The Company recognizes the importance of TSR to our stockholders and its significance in aligning the efforts of our executive officers with the interests of our stockholders. For 2011, the Company’s TSR fell short of the industry median. As such, although the Company posted strong operational and financial performance during 2011, the Committee made the following key compensation decisions at its meeting in November 2011:

•	each named executive officer received a lower performance cash bonus than that of the prior year;

•	four of the five named executive officers did not receive an increase in base salary for 2012.

The promotion of Mr. Richels to CEO had been contemplated by Mr. Nichols and the Board for some time prior to Mr. Richels’ promotion in June 2010. At the time of Mr. Richels’ promotion, the Committee developed a transition plan pursuant to which their respective salaries would be adjusted through a transition period to reflect the transfer of responsibilities from Mr. Nichols to Mr. Richels. In furtherance of that transition plan, the Committee reduced each component of the Executive Chairman’s direct pay. Base salary decreased from $1,500,000 in 2011 to $1,000,000 in 2012 and the total of the Executive Chairman’s performance cash bonus and long-term incentives for 2011 decreased by 61% as compared to the prior year.

When combining the performance-based compensation decisions and those related to the planned transition of the CEO and Executive Chairman, the total direct Compensation awarded to each named executive officer remained flat or declined and, in the aggregate, fell by approximately $9.3 million, or 23%, as compared to the prior year (see the “Comparison of Total Direct Executive Pay” table with footnotes on page 31).

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NAMED EXECUTIVE COMPENSATION (cont’d)

Overview of Pay Decisions

We believe that the proportion of any employee’s total direct compensation that varies based on performance should increase as the scope of an employee’s ability to influence our results increases. Since executive officers have the greatest influence over our results, a significant portion of their overall compensation consists of performance cash bonuses and long-term incentive awards that vary based on performance. This practice is consistent with norms in the oil and gas industry. As illustrated below, compensation decisions in 2011 resulted in awards heavily weighted in favor of components subject to performance-related variability with cash bonuses and long-term incentives representing approximately 90% of the estimated value of total direct compensation awarded to our President and CEO and approximately 83% for all other named executive officers.

The Committee considers the following factors in making annual compensation decisions for the named executive officers:

•	Company performance in relation to pre-approved goals that include the Company’s TSR performance as compared to peers;

•	each named executive officer’s individual performance during the year, including the performance of the business or organizational unit for which the officer is responsible;

•	our compensation philosophy;

•	interviews with the executive officers;

•	the Compensation Consultant’s input;

•	the Committee’s own review of competitive market data; and

•	the President and CEO’s recommendations (as applicable).

In 2011, the Committee also considered challenges presented by the current economic environment and the unique dynamics of the oil and gas industry. Some particularly noteworthy challenges in 2011 involved the continued decoupling of oil and natural gas prices, the expansion of drilling activity in North America by many companies (including oil industry “Majors”) and the exacerbation of tight labor market conditions such that the premium placed on experienced oil and gas talent (including executives) continues to grow.

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NAMED EXECUTIVE COMPENSATION (cont’d)

Snapshot of 2011 Compensation Outcomes

The following table provides details on the total direct pay awarded to our named executive officers in our November 2011 meeting in which the Committee applied our new performance cash bonus and long-term equity incentive frameworks. Please note that the dollar amounts reflected in the table below will differ from amounts contained in the Summary Compensation Table in the following manner: the table below presents salary in the year of decision not payment and includes the performance share unit and performance restricted stock portions of LTI valued at the closing price on the date of grant rather than the accounting value required in the Summary Compensation Table.

Comparison of Total Direct Executive Pay Decisions[1]
Executive	Decision Year	Salary[2]	Bonus[3]	Value of Annual LTI Grant[4]	Total Direct Pay	2011 Compared to 2010
John Richels	2011	$1,400	$2,300	$10,001	$13,701	decrease of 1.4%
	2010	$1,400	$2,500	$10,001	$13,901
J. Larry Nichols	2011	$1,000	$1,500	$4,001	$6,501	decrease of 58.1%
	2010	$1,500	$3,000	$11,001	$15,501
Jeffrey A. Agosta	2011	$550	$520	$2,002	$3,072	decrease of 0.2%
	2010	$525	$550	$2,001	$3,076
David A. Hager	2011	$775	$850	$3,001	$4,626	decrease of 1.1%
	2010	$775	$900	$3,000	$4,675
Darryl G. Smette	2011	$675	$755	$2,299	$3,729	decrease of 1.2%
	2010	$675	$800	$2,302	$3,777
					Aggregate	decrease of 22.7%

[1]	Dollar amounts in thousands.

[2]	Salary determined at year end 2011 and 2010 was effective throughout 2012 and 2011, respectively.

[3]	Performance bonus awarded in 2011 and 2010 paid in 2012 and 2011, respectively.

[4]

For the purposes of determining the number of shares underlying LTI grants, the Committee utilizes Black-Scholes Merton method for stock options and face-value (value divided by grant date closing price) method for full value shares. The amounts in this table reflect the Committee’s methodology.

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NAMED EXECUTIVE COMPENSATION (cont’d)

Compensation Elements Used in 2011

The narrative that follows provides additional background and detail on the compensation decisions made in 2011 with respect to direct pay as well as our objectives in including each component of direct pay in our executive compensation programs.

Base Salary

A competitive base salary is vital to ensure that we employ executives who have a combination of business acumen, significant industry experience and longevity with the Company. In order to attract and retain such executives, their base salaries must be competitive with the base salaries of executive officers of peer companies with whom we compete for executive personnel. Competitive base salaries, coupled with a weighting of our overall compensation package toward pay that varies based on performance, allows us to compete effectively.

In its November 2011 meeting, the Committee took the following factors into account when considering whether, and by what amount, to adjust the salary of named executive officers for 2012:

•

external market forces and data, including the comparative position of our named executive officers’ base salaries to the targeted market objective on a group and individual basis and the tight and competitive labor market for executive leadership in the industry;

•	the scope of responsibility, experience, and tenure of each named executive officer;

•	the development plans for, and potential to take on greater or different responsibilities of the named executive officer; and

•	internal equity considerations.

Based on the foregoing, the Committee determined that in most cases existing salaries appropriately recognized the value the labor market places on the experience, expertise, and knowledge required to be successful in executive officer positions. The Committee, however, approved the President and CEO’s recommendation to increase Mr. Agosta’s annual salary by $25,000, or 4.8%. This increase reflects his recent appointment and continued development as the Company’s CFO and moves his base salary closer to the 50th percentile of market guidelines for base salaries of executives in similar positions at peer companies. With the transition of responsibilities from the Executive Chairman to our President and CEO, the Committee reduced the Executive Chairman’s annual salary by $500,000, or 33%. Other than Messrs. Agosta and Nichols, the Committee determined not to change any named executive officer’s salary during the 2011 performance assessment and compensation decision-making process.

32	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

Annual Performance Cash Bonus

The Committee believes that performance bonuses awarded to executives should reflect the near-term financial, operating, and strategic performance and current decision-making that affects long-term stockholder value. As discussed in the Executive Summary of this CD&A, in 2011 the Committee enhanced its performance bonus determination process to further align current and future awards with performance and to provide greater transparency and structure. The Committee now utilizes a bonus determination process that features the following components:

Base Salary	Each executive officer’s base salary for the year is the starting point in determining his annual performance bonus.

Base salary is multiplied by a pre-determined bonus target.

Bonus Target	Each executive officer position is assigned a bonus target relative to base salary. Bonus targets are based on competitive industry norms for the relevant officer position.	CEO’s Target = 135% of base salary Other NEOs’ Target = 100% of base salary

The product of the salary and bonus target is multiplied by a company performance score.

Company Performance Score	Based on the Company’s performance against pre-set measures, the Committee assigns a performance score between 0 to 200%, with a score of 100% indicating performance that meets expectations or goals.	70% of the company performance score is determined based on operational and financial measures. 30% of the company performance score is based on strategic measures.

The product of the above steps, the “Process Determined Amount,” may then be adjusted by the Committee.

Limited Discretion to Adjust	The Committee retains the discretion to adjust the Process Determined Amount based on individual or across-the-board performance factors.	Discretion to adjust Process Determined Amount by no more than 25%.

The company performance score is determined by reference to performance in relation to structured and measurable goals approved by the Board of Directors before the start of the relevant year target. Success in the oil and gas industry requires continuous execution on multiple fronts in order to propel stockholder value. Accordingly, the Company’s goals cover a number of both quantitative and qualitative areas, such as delivering stockholder returns and growing our oil and gas production and reserves. In order to reflect the relative importance of those areas in light of our philosophy for performance cash bonuses, we include two general categories in our company performance goals and assign a separate weighting to each category.

For 2011, the Committee grouped performance measures into two general categories—operational and financial measures, and strategic measures—at weights of 70% and 30%, respectively. The 2011 performance measures were selected because they represent key metrics for our near-term performance and together they contribute to our prospects for sustainable growth of the Company and long-term value creation for the Company and our stockholders.

33	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

The following table summarizes the Company’s performance on key operational and financial measures in 2011:

[1]

Certain performance measures above refer to the Company’s rank among a group that includes six recognized industry peers of the Company (Anadarko Petroleum Company, Apache Corporation, Chesapeake Energy Corporation, EnCana Corporation, EOG Resources, Inc., and Noble Energy, Inc.). Each peer is similar in size with a comparable business to the Company. Each peer is also included within our benchmarking peer group.

[2]	Normalized to control for the effect of currency exchange rates and commodity price fluctuations so that the measure provides an accurate picture of the Company’s operational efficiency.

The Committee did not assign a particular weight to any single operational and financial performance measure, but instead the Committee considered the measures together and assigned one score for the group of measures as a whole. In assessing 2011 performance, the Committee noted that the Company substantially met all but one of the measures and that the Company had outperformed goals on reserves additions, pre-tax cash margin, and oil and gas exploration. The Committee also noted year-over-year improvement in operational and financial performance on most measures. Based on this level of performance, the Committee determined a performance score of 120% for operational and financial measures.

34	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

After assessing operational and financial performance, the Committee then reviewed performance on a number of strategic measures considered key indicators of Company’s ability to grow and compete successfully in the future. The table below reflects the Company’s performance on strategic measures in 2011:

[1]	Environmental Health and Safety measures consisted of employee recordable incident rate, contractor recordable incident rate, preventable vehicle incident rate, spill rate, and lost spill rate.

[2]

Learning and People measures consisted of number of job positions with “ready-now” succession candidates, percent of promotional opportunities filled by internal candidates, and voluntary attrition rate.

Similar to its approach to scoring operational and financial measures, the Committee assessed performance and assigned a score for the group of strategic measures as a whole. In assessing 2011 performance, the Committee noted that the Company met or exceeded goals on all measures. As part of its assessment, the Committee singled out the Company’s strong position with respect to attracting and developing critical talent as well as the leading role the Company took in advancing the interests of the domestic oil and gas industry during 2011. Based on these considerations, the Committee assigned a performance score of 150% for strategic measures.

35	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

As noted above, the Committee apportioned weights to the two general categories of performance measures—70% for operational and financial measures and 30% for strategic measures—in order to reflect the relative impact of those measures on the Company’s success. Based on the performance scores determined through the forgoing assessments and the apportionment of separate weights to those scores, the cash performance bonus formula yielded the following overall company performance score:

	Weighting		Score		Total

Operational and Financial Measures	70%	X	120%	=	85%
Strategic Positioning Measures	30%		150%		45%

2011 Company Performance Score (Sum of Scoring of Measures, rounded)					130%

While our compensation program is highly structured and makes use of metrics and formulas, the Committee maintains discretion to adjust the amount of performance cash bonuses in order to recognize critical performance factors that may not have been fully taken into account in calculating the company performance score. Although the company performance score for 2011 was 130%, the Committee believed that the Company’s below average TSR warranted a downward adjustment to bonuses so that each named executive officer’s bonus for 2011 would be lower than that of the prior year. The Committee did not apply any adjustments based on individual performance factors.

The following table outlines the calculations made for the performance cash bonuses awarded for 2011:

Executive	2011 Salary[1]		Performance Bonus Target		Company Performance Score		Process Determined Bonus Amount[1]	Committee- applied downward adjustment due to the under- performance of the Company’s TSR	Actual Bonuses Awarded[1]
John Richels	$1,400		135%		130%		$2,457		$2,300
J. Larry Nichols	$1,500		100%		130%		$1,950		$1,500
Jeffrey A. Agosta	$525	X	100%	X	130%	=	$683		$520
David A. Hager	$775		100%		130%		$1,008		$850
Darryl G. Smette	$675		100%		130%		$878		$755

[1]	All dollar amounts in thousands.

Long-Term Incentives

A key element of our compensation program is to reward executive officers for long-term strategic accomplishments and enhancement of long-term stockholder value through equity-based incentives that vest over an extended period of time. Long-term incentive compensation plays an essential role in attracting and retaining executive officers and aligns their interests with the long-term interests of our stockholders.

36	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

In analyzing the value and type of long-term incentives awarded to our named executive officers, the Committee takes into account:

•	recent Company performance with a focus on how such performance creates value for our stockholders over the long-term;

•	each named executive officer’s individual performance during the year;

•	our compensation philosophy;

•	competitive market conditions;

•	historical practices, including the value of prior years’ long-term incentives;

•	incentive awards for others in the organization; and

•	the impact of awards on the Company’s share dilution levels.

In 2011, the Committee determined that creation of stockholder value would be promoted by linking all long-term incentives awarded in the year to Company performance. Accordingly, the Committee granted stock options and two new types of long-term incentives to named executive officers—performance restricted stock and performance share units—and elected not to grant any restricted stock that vested over time without reference to performance measures.

37	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

The following table describes the long-term incentives granted to named executive officers in 2011:

Type of LTI Award	Purpose	Vesting Conditions
Stock Options

Stock options give executives the right to purchase common stock of the Company at a specified price within a specified period of time. Only when the Company’s stock price exceeds the strike price will the executive have the opportunity to gain financially.

•  20% of stock options immediately vest and become exercisable on the grant date; an additional 20% of each grant vests and becomes exercisable on each of the first four anniversaries of the original grant date.

•  The grant term is 8-years.

Performance Restricted Stock (PRS)

PRS encourages executives to work toward achievement of a pre-set financial metric. For 2012 the metric, which relates to the Company’s cash flow, is confidential but will be detailed in the Company’s 2013 Proxy Statement.

•  Shares only vest if the Company meets the applicable pre-set financial metric.

•  If metric is achieved, shares will vest 25% per year over four years.

•  If metric is not achieved, grant will be forfeited.

Performance Share Units (PSU)	PSU encourages executives to promote mid-term shareholder return.

•  Executives may earn between 0 and 200% of the shares underlying the grant based on the Company’s total shareholder return (TSR) relative to companies in the peer group.

•  For 2011 PSU grants, 50% of the grant will vest pursuant to relative TSR for the two-year period from January 1, 2012 to December 31, 2013; the remaining 50% will vest based on relative TSR for the three-year period of January 1, 2012 to December 31, 2014.[1]

•  Payout will be determined as of the end of the specified performance period based on actual TSR performance over the period; the following grid details the tie between relative performance and payout levels.

	The Company’s TSR against its peers[2]	Payout percent of shares underlying grant
	1-3	200%
	4	180%
	5	160%
	6	140%
	7	120%
	8	100%
	9	85%
	10	70%
	11	60%
	12	50%
	13-15	0%

[1]	It is anticipated that future PSU grants (if any) will vest based on relative TSR over a three-year period.

[2]	The Company and the 14 peer companies listed under “Benchmarking” on page 27 constitute the 15 companies whose TSR will be ranked from highest to lowest to determine share payout under PSU grant.

38	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

Benchmarking conducted in 2011 indicated that the value of long-term incentives awarded to the named executive officers in 2010 was generally consistent with the Company’s market objective of the 50th to 75th percentiles of the peer companies. For 2011 awards, the Committee targeted the 50th percentile.

During its year-end meeting, the Committee approved the grants set forth in the table below. In accordance with applicable accounting requirements, we use a different valuation method (in this case, a Monte Carlo simulation) in the Summary Compensation Table for performance share units. The Monte Carlo simulation for the performance share units assigned a higher per unit value than the closing price for the Company’s stock as of the grant date.

Executive	Item[1]	Stock Options[2]	Performance Restricted Stock[2]	Performance Share Units[2]
John Richels	Value	$3,334	$3,334	$3,333
	Shares	145.2	51.2	51.2
J. Larry Nichols	Value	$0	$4,001	$0
	Shares	0.0	61.5	0.0
Jeffrey A. Agosta	Value	$667	$668	$667
	Shares	29.1	10.3	10.2
David A. Hager	Value	$1,000	$1,001	$1,000
	Shares	43.6	15.4	15.4
Darryl G. Smette	Value	$767	$767	$766
	Shares	33.4	11.8	11.8

[1]

For each executive, the Committee first determines the total value of long-term incentives to be awarded then apportions the total value by type of long-term incentives. Then the committee determines the number of stock options using Black-Scholes-Merton method and the number of performance restricted stock and performance share units using face-value method (value divided by grant date closing price).

[2]	Dollar and share amounts in thousands.

In making its award decisions, the Committee noted its continued confidence in the strategic direction set by the named executive officers and that the Company improved its long-term growth prospects through the redeployment of a portion of the divestiture proceeds as discussed earlier.

For each named executive officer other than Mr. Nichols, the overall award’s face value was divided into one-third portions among stock options, performance restricted stock, and performance share units. For Mr. Nichols, the Committee determined that the options with an 8 year term and TSR-based performance share units were not appropriate for the nature of the Executive Chairman position and therefore decided to grant only performance restricted stock.

Also for Mr. Nichols, the Committee reduced the overall value of his long-term incentives by $7,000,000 as compared to the prior year in recognition of the transition of his responsibilities to Mr. Richels.

39	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

ADDITIONAL COMPENSATION INFORMATION

Retirement Benefits

Our named executive officers are entitled to participate in the following retirement benefits:

•	a qualified 401(k) Plan with a Company match of up to 6%;

•

a nonqualified Deferred Compensation Plan that allows eligible employees to defer cash compensation beyond the limits placed on the 401(k) Plan by the Internal Revenue Code and permits the Company to contribute a match to the extent that the match available under the qualified 401(k) Plan is limited;

•

a qualified Defined Benefit Plan that provides annual retirement income of 65% of final average compensation (i.e., the average of the highest three consecutive years’ compensation from salary and cash bonuses out of the last 10 years), less any benefits due to the participant under Social Security, times a fraction, the numerator of which is credited years of service up to a maximum of 25 and the denominator of which is 25; and

•

a nonqualified defined benefit plan (the Supplemental Retirement Income Plan or SRIP) that, among other things, provides retirement benefits calculated without certain limitations applicable to the Defined Benefit Plan, accrues over 20 years of service (rather than the 25 years applicable to the Defined Benefit Plan), includes a five-year vesting schedule, and allows for payments in a lump sum upon a change in control of the Company.

Mr. Hager joined the Company after our Defined Benefit Plan was closed to new participants. In lieu of participating in the Defined Benefit Plan and the SRIP, Mr. Hager is eligible to participate in the enhanced defined contribution structure of the 401(k) Plan and receive a Company retirement contribution to his 401(k) account of 8% of his compensation. He is also eligible to participate in additional nonqualified defined contribution plans in lieu of participating in the SRIP.

For additional information on the Defined Benefit Plan, the SRIP, and the defined contribution plans as well as the present values of the accumulated benefits of our named executive officers under each plan, please refer to the Pension Benefits for the Year Ended December 31, 2011 section on page 49 and the Nonqualified Deferred Compensation Plan in 2011 section on page 54.

Other Benefits

The perquisites made available to our executives are both limited and minimal. They are listed in detail in the “All Other Compensation” table on page 44. Personal use of aircraft by executives on a limited basis is allowed as approved by the Executive Chairman or the President and CEO. The Committee reviews the personal use of aircraft on an annual basis and has noted that the use has been less than that of other companies in our peer group.

Post-Termination or Change in Control Benefits

We maintain employment agreements with each of our named executive officers. These agreements provide each named executive officer certain additional compensation if his employment is involuntarily terminated other than for cause or if the executive voluntarily terminates his employment for “good reason,” as those terms are defined in the relevant agreements. Also, in these situations, the applicable named executive officer fully vests in any unvested long-term incentive awards.

40	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

If a named executive officer is terminated within two years of a change in control, the executive is also entitled to an additional three years of service credit and age in determining entitlement to retiree medical benefits and SRIP benefits (or with respect to Mr. Hager’s nonqualified defined contribution plan, an additional three years of contributions by the Company).

In April 2011, the Company amended the employment agreements in order to eliminate tax gross-up payment obligations of the Company to the executives in the event of a change in control of the Company. Prior to the amendments, the employment agreements contained a tax gross-up provision that obligated the Company to pay an additional amount to the named executive officer if his benefits under the employment agreement or any other Company arrangement were subject to the tax imposed on excess parachute payments by Section 4999 of the Internal Revenue Code. The amendments to the employment agreements eliminate this tax gross-up provision.

Employment agreements with post-termination and change in control benefits are typical in the oil and gas industry and necessary in order to compete for executive talent. Please refer to the Potential Payments Upon Termination or Change in Control section on page 55 for more information.

Material Differences in Compensation of Messrs. Richels and Nichols

Mr. Richels’ total compensation for 2011 was higher than that of other named executive officers primarily because of his position as President and CEO, his experience and stature in the industry, his reporting relationship to the Executive Chairman, the compensation levels of comparable executives of other companies against whom his compensation is benchmarked, and his greater influence over and responsibility for the entire Company (as opposed to a distinct division or function). In addition, Mr. Richels’ compensation recognized the leadership role he is exercising with respect to the day-to-day operations of the Company.

Mr. Nichols’ total compensation for 2011 was higher than that of other named executive officers (other than Mr. Richels) primarily because of his position, his role in setting the strategy for the Company, his leadership in the industry with respect to matters affecting the oil and gas industry generally, his long tenure with the Company, and his status as a founder of the Company. As discussed on page 31, each component of the Executive Chairman’s direct pay was decreased from the prior year to reflect the transition of responsibilities from the Executive Chairman to the President and CEO.

Stock Ownership Guidelines

Ownership of our stock by our executives aligns their interests with the interests of our stockholders. Accordingly, the Board of Directors maintains stock ownership guidelines that require each executive officer who has served in such capacity for at least five years to own shares of common stock at least equal in value to a multiple of his base salary. The guidelines establish the following minimum ownership levels:

Officer Title	Share Ownership Expectation as Multiple of Base Salary
President and CEO	Five times base salary
Executive Chairman	Five times base salary
Executive Vice Presidents	Three times base salary

41	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

As of March 31, 2012, each executive officer held stock in excess of the levels required in the guidelines. Moreover, our executives have historically maintained share ownership levels well above our guidelines. For purposes of calculating share ownership levels, the Board includes (i) shares owned directly by the officer and his immediate family members who share the same household, (ii) shares owned beneficially by the officer and his immediate family members residing in the same household, and (iii) unvested restricted stock for which restrictions have not lapsed.

The Company also has a policy that prohibits our personnel from engaging in short-term or speculative transactions involving our common stock. This policy prohibits trading in our stock on a short-term basis, engaging in short sales, buying and selling puts and calls, and discourages the practice of purchasing the Company’s stock on margin.

For additional detail on the stock owned by our named executive officers, please refer to the Security Ownership of Management table on page 64.

Compensation Program and Risk-Taking

Our executive compensation program is designed to provide executive officers incentives for the achievement of near-term and long-term objectives, without motivating them to take unnecessary risk. As part of its review and discussion of the compensation program with the Compensation Consultant, the Committee noted the following factors that discourage the Company’s executives from taking unnecessary or excessive risk:

•	the Company’s operating strategy and related compensation philosophy;

•	the effective balance of our compensation program between cash and equity mix, near-term and long-term focus, corporate and individual performance, and financial and non-financial performance;

•	a multi-faceted approach to performance evaluation and compensation that does not reward an executive for engaging in risky behavior to achieve one objective to the detriment of other objectives; and

•	significant executive stock ownership pursuant to our stock ownership guidelines.

Based on this review and discussion, the Committee believes that the total executive compensation program does not encourage executive officers to take unnecessary or excessive risk.

Consideration of Tax Implications

Section 162(m) of the Internal Revenue Code disallows, with certain exceptions, a federal income tax deduction for compensation over $1,000,000 paid to the Chief Executive Officer or any other named executive officer except the Chief Financial Officer. One exception applies to “performance-based compensation” paid pursuant to stockholder approved employee benefit plans (essentially, compensation that is paid only if the individual’s performance meets pre-established objective performance goals using performance measures approved by our stockholders).

With approvals given by the Committee in 2011, the Company will take actions in 2012 to promote tax efficiencies provided for under Section 162(m). At the 2012 annual meeting, the Company is seeking stockholder approval for amendments to the 2009 Long-Term Incentive Plan that, if approved, will allow for any performance share units or performance restricted stock earned by named executive officers in the future to be deductible by the Company. Additionally, the Company is seeking stockholder approval for the 2012 Incentive Bonus Plan which, if approved, will allow for future performance bonuses paid to named executive officers to be deductible by the Company.

42	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

SUMMARY COMPENSATION TABLE

The following table and accompanying footnotes summarize the compensation earned, awarded or paid to our named executive officers for the years indicated below. The named executive officers are our President and Chief Executive Officer, our Chief Financial Officer, and the three other most highly compensated executive officers of the Company serving as of December 31, 2011. This table should be read together with our Compensation Discussion and Analysis (see page 24), which includes information about our compensation philosophy and objectives and describes significant changes that were made in 2011 to our programs for performance cash bonuses and long-term incentive awards.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)[1]		Option Awards ($)[1]		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[2]	All Other Compensation ($)[3]	Total ($)
John Richels	2011	1,396,154	2,300,600	7,517,206		3,333,552		3,285,798	177,820	18,011,130
President and	2010	1,226,442	2,500,600	5,000,583		5,000,322		3,988,522	193,902	17,910,371
Chief Executive Officer	2009	1,150,000	1,400,600	2,743,400		3,017,759		2,080,364	195,647	10,587,770
J. Larry Nichols	2011	1,496,154	1,500,600	4,001,046		—		1,286,137	309,460	8,593,397
Executive Chairman	2010	1,400,000	3,000,600	5,499,907		5,500,943		3,156,189	319,113	18,876,752
	2009	1,400,000	2,100,600	5,582,500		5,761,447		1,034,772	323,241	16,202,560
Jeffrey A. Agosta[4]	2011	561,949	520,600	1,504,483		667,055		537,780	41,543	3,833,410
Executive Vice President	2010	398,505	550,600	1,148,673	[5]	1,148,524	[5]	333,895	41,054	3,621,251
and Chief Financial Officer
David A. Hager	2011	771,154	850,600	2,256,073		1,000,008		—	411,314	5,289,149
Executive Vice President	2010	675,000	900,600	1,499,808		1,500,631		—	154,108	4,730,147
	2009	504,952	680,500	2,195,320	[6]	2,110,438	[6]	—	9,302	5,500,512
Darryl G. Smette	2011	672,500	755,600	1,727,611		766,941		1,504,635	81,924	5,509,211
Executive Vice President	2010	610,000	800,600	1,151,015		1,150,528		1,647,878	115,402	5,475,423
	2009	610,000	630,600	937,860		1,034,516		834,994	116,972	4,164,942

[1]

The dollar amounts reported in these columns represent the aggregate grant date fair values of the stock and option awards. The assumptions used to value stock and option awards are discussed in Note 3—Share-Based Compensation of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

[2]

The dollar amounts reported in this column reflect the aggregate change in the actuarial present value of each named executive officer’s accumulated benefits under our Defined Benefit Plan and the SRIP during the applicable year. The amounts shown were not paid to the executives. None of our named executive officers received above market or preferential earnings on deferred compensation in any of the reported years. Mr. Hager joined the Company after our Defined Benefit Plan was closed to new participants.

[3]	Details of the dollar amounts for 2011 in this column are shown in the supplemental table that follows.

[4]	Mr. Agosta became a named executive officer in 2010 so his compensation for 2009 is not included in this table.

[5]

The dollar amounts reported in these entries reflect $148,189 of restricted stock and $147,658 of stock options that were awarded upon Mr. Agosta’s appointment as the Company’s Executive Vice President and Chief Financial Officer in March 2010. It also includes $1,000,484 of restricted stock and $1,000,866 of stock options that were awarded upon the annual grant in December 2010.

[6]

The dollar amounts reported in these entries reflect $893,800 of restricted stock and $677,254 of stock options that were awarded upon Mr. Hager’s employment in March 2009. It also includes $1,301,520 of restricted stock and $1,433,183 of stock options that were awarded upon the annual grant in December 2009.

43	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

The following supplemental table shows the components of “All Other Compensation” for 2011 in the previous table.

Name	Group Term Life Insurance Premiums ($)	401(k) Plan Employer Match and Retirement Contribution ($)		Deferred Compensation Plan Employer Match ($)	Defined Contribution Restoration Plan Employer Contribution ($)	Defined Contribution Supplemental Executive Retirement Plan Employer Contribution ($)	Personal Air Travel ($)[1]	Total ($)
John Richels	7,423	14,700		142,887	—	—	12,810	177,820
J. Larry Nichols	14,478	14,700		195,300	—	—	84,982	309,460
Jeffrey A. Agosta	1,133	14,700		25,710	—	—	—	41,543
David A. Hager	4,814	26,950	[2]	33,300	88,800	257,450	—	411,314
Darryl G. Smette	7,524	14,700		59,700	—	—	—	81,924

[1]

The aggregate incremental cost to the Company for personal use of our aircraft is calculated based on our average variable operating costs. Variable operating costs include fuel, engine reserves, maintenance, weather-monitoring, on-board catering, landing/ramp fees and other miscellaneous variable costs. The total annual variable costs are divided by the annual number of hours our aircraft flew to determine an average variable cost per hour. This average variable cost per hour is then multiplied by the hours flown for personal use to determine the incremental cost. The methodology excludes fixed costs that do not change based on usage, such as pilots’ and other employees’ salaries, purchase costs of the aircraft and non-trip related hangar expenses.

[2]	Mr. Hager joined the Company after the Defined Benefit Plan was closed to new entrants. As a result, he is eligible for and receives additional employer retirement contributions to his 401(k) plan.

44	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

GRANTS OF PLAN-BASED AWARDS DURING 2011

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Option Awards: Number of Securities Underlying Options (#)[3]	Closing Price on Date of Grant ($/Sh)[4]	Grant Date Fair Value of Stock and Option Awards ($)[5]
		Threshold (#)	Target (#)		Maximum (#)
	12/01/2011	—	51,200	[1]	102,400	—	65.10	3,333,120
John Richels	12/01/2011	—	51,220	[2]	51,220	—	65.10	3,334,422
	12/01/2011	—	—		—	145,175	65.10	3,333,552
J. Larry Nichols	12/01/2011	—	61,460	[2]	61,460	—	65.10	4,001,046
	12/01/2011	—	10,240	[1]	20,480	—	65.10	666,624
Jeffrey A. Agosta	12/01/2011	—	10,260	[2]	10,260	—	65.10	667,926
	12/01/2011	—	—		—	29,050	65.10	667,055
	12/01/2011	—	15,360	[1]	30,720	—	65.10	999,936
David A. Hager	12/01/2011	—	15,380	[2]	15,380	—	65.10	1,001,238
	12/01/2011	—	—		—	43,550	65.10	1,000,008
	12/01/2011	—	11,760	[1]	23,520	—	65.10	765,576
Darryl G. Smette	12/01/2011	—	11,780	[2]	11,780	—	65.10	766,878
	12/01/2011	—	—		—	33,400	65.10	766,941

[1]

For those named executives receiving Performance Share Units, the number of shares paid out will be based on the Company’s relative total stockholder return, determined pursuant to the grid set forth on page 38 of this proxy. Share payouts for half of the target amount will be based on relative performance for the two year-period of 2012-2013; the other half will be based on relative performance for the three-year period of 2012-2014. The number of shares paid out as a result of total stockholder return will be determined by the Committee following each period.

[2]

Performance Restricted Stock will only be earned if the Company achieves a pre-set cash flow goal for 2012. The Committee will determine whether the goal has been achieved at the conclusion of 2012. If the goal is met, 25% of the grant’s shares will immediately vest and 25% will vest on each of the 2nd, 3rd and 4th anniversaries of the grant date. If the Company does not achieve the goal for 2012, the entire grant will be forfeited.

[3]	Stock options vest at the rate of 20% on the date of grant and 20% on each of the first four anniversary dates of the grant date.

[4]	The exercise price for stock options is equal to the closing price of our common stock on the date of grant.

[5]

The dollar amounts reported in this column represent the aggregate grant date fair values of the stock and option awards. The assumptions used to value stock and option awards are discussed in Note 3—Share-Based Compensation of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

45	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows the number of shares covered by exercisable and unexercisable options and unvested restricted stock, performance restricted stock and performance share awards owned by our named executive officers on December 31, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]		Market Value of Shares or Units of Stock That Have Not Vested ($)[2]	Equity Incentive Plan Awards:
									Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John Richels	12,000	[4]		34.27	09/14/2012
	106,000	[3]		23.05	12/02/2012
	42,000	[3]		38.45	12/08/2012
	43,400	[3]		66.39	12/11/2013
	63,600	[3]		71.01	12/11/2014
	76,800	[3]		89.15	12/09/2015
	101,280	[3]	25,320	65.32	12/07/2016
	71,760	[3]	47,840	63.80	12/07/2017
	74,840	[3]	112,260	73.43	12/01/2018
	29,035	[3]	116,140	65.10	11/30/2019
						12,125		751,750
						21,500		1,333,000
						51,075		3,166,650
									51,220	[7]	3,175,640
									51,200	[8]	3,174,400
J. Larry Nichols	40,000	[4]		34.27	09/14/2012
	210,000	[3]		23.05	12/02/2012
	125,000	[3]		38.45	12/08/2012
	141,100	[3]		66.39	12/11/2013
	143,600	[3]		71.01	12/11/2014
	153,400	[3]		89.15	12/09/2015
	192,000	[3]	48,000	65.32	12/07/2016
	125,040	[3]	83,360	63.80	12/07/2017
	75,080	[3]	112,620	73.43	12/01/2018
						23,025		1,427,550
						43,750		2,712,500
						56,175		3,482,850
									61,460	[7]	3,810,520
Jeffrey A. Agosta	4,338	[3]		23.05	12/02/2012
	30,000	[3]		38.45	12/08/2012
	15,800	[3]		66.39	12/11/2013
	18,000	[3]		71.01	12/11/2014
	16,100	[3]		89.15	12/09/2015
	1,000	[3]		88.91	12/30/2015
	24,800	[3]	6,200	65.32	12/07/2016
	16,380	[3]	10,920	63.80	12/07/2017
	2,360	[3]	3,540	64.43	03/30/2018
	14,980	[3]	22,470	73.43	12/01/2018
	5,810	[3]	23,240	65.10	11/30/2019
						2,750	[6]	170,500
						2,583		160,146
						4,900		303,800
						1,725		106,950
						10,219		633,578
									10,260	[7]	636,120
									10,240	[8]	634,880

46	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stock That Have Not Vested ($)[2]	Equity Incentive Plan Awards:
								Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David A. Hager	3,000	[5]		112.59	03/11/2012
	27,000	[3]	18,000	44.69	03/30/2017
	34,080	[3]	22,720	63.80	12/07/2017
	22,460	[3]	33,690	73.43	12/01/2018
	8,710	[3]	34,840	65.10	11/30/2019
						10,000	620,000
						10,200	632,400
						15,319	949,778
								15,380	[7]	953,560
								15,360	[8]	952,320
Darryl G. Smette	106,000	[3]		23.05	12/02/2012
	40,000	[3]		38.45	12/08/2012
	29,400	[3]		66.39	12/11/2013
	31,800	[3]		71.01	12/11/2014
	30,200	[3]		89.15	12/09/2015
	36,000	[3]	9,000	65.32	12/07/2016
	24,600	[3]	16,400	63.80	12/07/2017
	17,220	[3]	25,830	73.43	12/01/2018
	6,680	[3]	26,720	65.10	11/30/2019
						4,000	248,000
						7,350	455,700
						11,757	728,934
								11,780	[7]	730,360
								11,760	[8]	729,120

[1]	Restricted stock awards granted December 8, 2008, March 31, 2009, December 8, 2009, March 31, 2010 and December 2, 2010 vest 25% on each anniversary of the grant date.

[2]	Based on a stock price of $62.00, the closing price of our common stock on December 31, 2011.

[3]

Options granted December 2, 2002, December 9, 2004, December 12, 2005, December 12, 2006, December 10, 2007, December 31, 2007, December 8, 2008, March 31, 2009, December 8, 2009, March 31, 2010, December 2, 2010 and December 1, 2011 vested 20% on the date of grant and an additional 20% on each anniversary of the grant date.

[4]	Options granted September 15, 2004 vested 20% on September 15, 2004, December 4, 2004, December 4, 2005, December 4, 2006, and December 4, 2007.

[5]	Mr. Hager was granted options on June 4, 2008, during his time as a Director of the Company. For Directors, options vest on the date granted.

[6]	Restricted stock awards granted September 9, 2008 vest 50% on September 9, 2011 and September 9, 2012.

[7]

Performance restricted stock will only be earned if the Company achieves a pre-set cash flow goal for 2012. The Committee will determine whether the goal has been achieved at the conclusion of 2012. If the goal is met, 25% of the shares granted will immediately vest and 25% will vest on each of the 2nd, 3rd and 4th anniversaries of the grant date. If the Company does not achieve the goal for 2012, the entire grant will be forfeited.

[8]

For those named executives receiving performance share units, the number of shares listed is based on target level of performance. The actual number of shares paid out will be based on the Company’s relative total stockholder return, determined pursuant to the grid set forth on page 38 of this proxy. Share payouts for half of the target amount will be based on relative performance for the two-year period of 2012-2013, the other half will be based on relative performance for the three-year period of 2012-2014. The number of shares paid out will be determined by the Committee following each period.

47	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

OPTION EXERCISES AND STOCK VESTED DURING 2011

The table below shows the number of shares of our common stock acquired during 2011 upon the exercise of options. This table also includes information regarding the vesting during 2011 of stock awards previously granted to the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
John Richels	111,000	6,237,750	47,200	3,056,977
J. Larry Nichols	330,000	13,600,050	78,250	5,059,345
Jeffrey A. Agosta	21,200	1,173,939	13,496	884,436
David A. Hager	3,000	29,910	15,206	1,117,754
Darryl G. Smette	99,000	5,241,968	14,468	936,686

[1]

The dollar amounts shown in this column are determined by multiplying the number of options exercised by the difference between the per share market price of underlying common stock at exercise and the per share exercise price of the options.

[2]	The dollar amounts shown in this column are determined by multiplying the number of stock awards that vested by the per share market price of our common stock on the vesting date.

48	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

PENSION BENEFITS FOR 2011

We maintain three defined benefit retirement plans in which our named executive officers may participate. Mr. Hager joined the Company after the defined benefit retirement plans were closed to new participants, and therefore does not participate in the plans.

•	A tax qualified defined benefit retirement plan and related trust for certain employees (Defined Benefit Plan);

•	A nonqualified Benefit Restoration Plan (BRP) that provides benefits that would be provided under the Defined Benefit Plan except for:

–	limitations imposed by the Code, and

–	the exclusion of nonqualified deferred compensation in the definition of compensation; and

•	A nonqualified Supplemental Retirement Income Plan (SRIP) for a small group of executives that provides benefits similar to those provided by the BRP plus certain additional benefits.

•	A nonqualified Supplemental Retirement Income Plan (SRIP) for a small group of executives that provides benefits similar to those provided by the BRP plus certain additional benefits.

The following table shows the estimated present value of accumulated retirement benefits as provided under the Defined Benefit Plan and the SRIP to the named executive officers. All named executive officers, excluding Mr. Hager, are participants in the SRIP; therefore, BRP benefits are not included in the following table. SRIP benefits vest after five years of service. Participants who are terminated for cause lose their SRIP benefits and are instead paid under the BRP. Amounts payable under the SRIP or the BRP are reduced by the amounts payable under the Defined Benefit Plan so there is no duplication of benefits. Retirement benefits are calculated based upon years of service and “final average compensation.” Final average compensation consists of the average of the highest three consecutive years’ compensation from salary and cash bonuses out of the last 10 years. The definition of compensation under the Defined Benefit Plan is the same as the definition under the SRIP and BRP except that under the Defined Benefit Plan, nonqualified deferred compensation is excluded and the amount of compensation and pension benefits are limited by the Code.

Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)[1]	Payments During Last Fiscal Year ($)
John Richels[2,3,4]	Defined Benefit Plan SRIP	8 16	1,820,879 13,719,289	— —
J. Larry Nichols	Defined Benefit Plan SRIP	42 42	2,450,858 27,099,069	— —
Jeffrey A. Agosta	Defined Benefit Plan SRIP	15 15	878,447 608,733	— —
David A. Hager[5]	Defined Benefit Plan SRIP	— —	— —	— —
Darryl G. Smette[2]	Defined Benefit Plan SRIP	25 25	2,635,094 9,026,322	— —

49	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

[1]

We calculated the present value of each named executive officer’s accumulated benefits as of December 31, 2011 under our pension plans assuming 25% of participants would elect a single life annuity, 15% of participants would elect a 50% joint and survivor annuity and 60% would elect a 100% joint and survivor annuity. We assumed that each named executive officer would begin receiving payments at normal retirement age (age 65) and would be vested in those payments. The present value is calculated using the 2012 PPA Static mortality table and a discount rate of 4.65%. No pre-retirement decrements were used in this calculation.

[2]

Messrs. Smette and Richels are eligible for early retirement under the Defined Benefit Plan and the SRIP. See the following “Defined Benefit Plan—Early Retirement” for a description of the eligibility requirements and benefits payable under our Defined Benefit Plan.

[3]

Years of credited service for Mr. Richels for the Defined Benefit Plan are determined based on time worked in the U.S. For the SRIP, Mr. Richels’ service is based on time worked in the U.S. and Canada while with the Company. Mr. Richels’ Canadian service is included for benefit eligibility purposes (vesting and early retirement) in both plans.

[4]

Benefits payable to Mr. Richels under the SRIP are reduced by benefits under our Pension Plan for Employees of Devon Canada Corporation, a subsidiary of the Company. Mr. Richels’ benefit under the Pension Plan for Employees of Devon Canada Corporation is frozen and Mr. Richels’ future pension benefits are accruing under the Defined Benefit Plan and the SRIP.

[5]	Mr. Hager joined the Company after our Defined Benefit Plan was closed to new participants. As a result, he will not receive a benefit under the plans described in this table.

BENEFIT PLANS

Defined Benefit Plan

The Defined Benefit Plan is a qualified defined benefit retirement plan which provides benefits based upon employment service with us. Employees hired before October 1, 2007, became eligible to participate in the Defined Benefit Plan when they earned one year of service and attained the age of 21 years. Employees who were hired after September 30, 2007, are not eligible to participate in the Defined Benefit Plan. Each eligible employee who retires is entitled to receive monthly retirement income, based upon their final average compensation, years of credited service and reduced by Social Security benefits payable to the employee. Contributions by employees are neither required nor permitted under the Defined Benefit Plan. Benefits are computed based on straight-life annuity amounts. Benefits under the Defined Benefit Plan are limited for certain highly compensated employees, including our named executive officers, in order to comply with certain requirements of ERISA and the Code.

Normal Retirement

Employees, including the named executive officers, are eligible for normal retirement benefits under the Defined Benefit Plan upon reaching age 65. Normal retirement benefits for the employees participating in the Defined Benefit Plan are equal to 65% of the participant’s final average compensation less any benefits due to the participant under Social Security, multiplied by a fraction, the numerator of which is his or her credited years of service (up to a maximum of 25 years) and the denominator of which is 25.

50	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

Early Retirement

Employees, including the named executive officers, are eligible for early retirement benefits under the Defined Benefit Plan after (i) attaining age 55, and (ii) earning at least 10 years of credited service. Early retirement benefits are equal to a percentage of the normal retirement income the participant would otherwise be entitled to if he or she had commenced benefits at age 65 depending on the participant’s age when he or she elects to begin receiving benefits:

Age When Benefits Begin	Percentage of Normal Retirement Income
65	100%
64	97%
63	94%
62	91%
61	88%
60	85%
59	80%
58	75%
57	70%
56	65%
55	60%

51	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

Deferred Vested Pension

Participants in the Defined Benefit Plan are fully vested in their accrued benefits after five years of service. If the participant’s employment is terminated after attaining five years of service but before eligibility for early retirement, the participant is entitled to a deferred vested pension based on his or her accrued benefit on the date of termination. An unreduced deferred vested pension is payable at age 65. Alternatively, the participant may elect to receive a reduced benefit as early as age 55. The benefit payable prior to age 65 is a percentage of his or her normal retirement benefit based on his or her age at the time the benefit begins, as shown in the table below:

Age at Election to Receive Deferred Vested Pension	Percentage of Normal Retirement Income
65	100.00%
64	90.35%
63	81.88%
62	74.40%
61	67.79%
60	61.91%
59	56.68%
58	52.00%
57	47.80%
56	44.03%
55	40.63%

If a participant is:

•	involuntarily terminated for any reason other than death or “cause,” is between the ages of 50 and 55 and has at least 10 years of credited service, or

•	involuntarily terminated for any reason other than “cause” within two years following a change in control and has at least 10 years of credited service regardless of the participant’s age,

then the participant may elect to have his or her benefits under the Defined Benefit Plan paid at any time on or after the age of 55 subject to the same percentage reduction in benefits as set forth under “Early Retirement” applicable to the participant.

Benefit Restoration Plan

The BRP is a nonqualified defined benefit retirement plan, the purpose of which is to restore retirement benefits for certain selected key management and highly compensated employees because their benefits under the Defined Benefit Plan are limited in order to comply with certain requirements of ERISA and the Code or because their final average compensation is reduced as a result of contributions into our Deferred Compensation Plan. Benefits under the BRP are equal to 65% of the executive’s final average compensation less any benefits due to the executive under Social

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NAMED EXECUTIVE COMPENSATION (cont’d)

Security, multiplied by a fraction, the numerator of which is his or her years of credited service (not to exceed 25) and the denominator of which is 25. The BRP benefit is reduced by the benefit that is otherwise payable under the Defined Benefit Plan. An employee must be selected by the Compensation Committee in order to be eligible for participation in the BRP. The same early retirement reduction factors that apply under the Defined Benefit Plan are applicable under the BRP. Participants become vested in retirement benefits under the BRP at the same time as the participant becomes vested for retirement benefits under the Defined Benefit Plan.

Supplemental Retirement Income Plan

The SRIP is another nonqualified defined benefit retirement plan for a small group of our key executives, the purpose of which is to provide additional retirement benefits for these executives. An employee must be selected by the Compensation Committee in order to be eligible for participation in the SRIP. Participants in the SRIP become vested in the SRIP benefits after five years of service. If the executive is terminated for “cause” as that term is defined in the executive’s employment agreement, then all benefits under the SRIP are forfeited and the executive would receive benefits under the BRP. If the executive is receiving benefits under the SRIP, the executive is not eligible for benefits under the BRP.

The SRIP provides for retirement income equal to 65% of the executive’s final average compensation less any benefits due to the participant under Social Security, multiplied by a fraction, the numerator of which is the executive’s credited years of service (not to exceed 20) and the denominator of which is 20. For those participating in the plan as of January 24, 2002 (“Grandfathered Participants”), the SRIP benefit is reduced by a fraction of the benefits otherwise accrued under the Defined Benefit Plan, the numerator of which is years of credited service (not greater than 20) and the denominator of which is 20. For those who become participants after January 24, 2002, the SRIP benefit is reduced by the full benefits otherwise accrued under the Defined Benefit Plan. Of the named executive officers who participate in the SRIP, Mr. Agosta is not a Grandfathered Participant. In the case of Mr. Richels, his SRIP benefit is also reduced by amounts payable to him under the defined contribution provisions of our Canadian Pension Plan.

The same early retirement reduction factors that apply under the Defined Benefit Plan are applicable under the SRIP. Early retirement benefits are payable under the SRIP after attaining age 55 and earning at least 10 years of service or, if earlier, 20 years of service regardless of age. The early retirement benefit prior to age 55 is the actuarial equivalent to the age 55 early retirement benefit. In the event that a named executive officer is terminated “without cause” or terminates his or her employment for “good reason” as those terms are defined in our employment agreements with our named executive officers, then the executive will be 100% vested in his accrued SRIP benefit. If a change in control event occurs, the executive will be 100% vested and his benefit will be an amount equal to the normal retirement annuity payable immediately, unreduced for early commencement, paid in a lump sum. Otherwise, the benefit will be paid monthly, pursuant to the annuity option selected by the executive. Additionally, the SRIP provides that if the executive is terminated “without cause” or terminates his or her employment for “good reason” within 24 months of a change in control event, the executive will be entitled to an additional three years of service credit and age in determining benefits. The SRIP may be informally funded through a rabbi trust arrangement.

53	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

NONQUALIFIED DEFERRED COMPENSATION IN 2011

The following table shows information about our nonqualified deferred compensation plans, which are further described below.

Name	Executive Contributions in Last Fiscal Year ($)[1]	Company Contributions in Last Fiscal Year ($)[2]	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)[3]
John Richels Deferred Compensation Plan	233,769	142,887	(34,142)	248,096	1,389,565
J. Larry Nichols Deferred Compensation Plan	269,769	195,300	30,979	358,983	2,263,786
Jeffrey A. Agosta Deferred Compensation Plan	278,585	25,710	(19,464)	—	1,087,015
David A. Hager Deferred Compensation Plan	50,135	33,300	(9,595)	—	146,579
Defined Contribution Restoration Plan	—	88,800	(5,087)	—	106,152
Defined Contribution Supplemental Executive Retirement Plan	—	257,450	(14,748)	—	344,387
Darryl G. Smette Deferred Compensation Plan	88,350	59,700	(15,060)	141,694	1,276,096

[1]	The amounts in this column are also included in the Summary Compensation Table on page 43, in the salary column or the bonus column.

[2]	The amounts in this column are also included in the Summary Compensation Table on page 44, in the “All Other Compensation” column.

[3]

Participants in the Deferred Compensation Plan may elect for balances to track the performance of a sub-set of the investment choices available under the Company’s 401(k) plan. The investment choices available on December 31, 2011, each of which is managed by a third party, produced the following returns for 2011: SEI Stable Value, 0%; PIMCO Total Return – Institutional Class, 4.16%; Large Cap Value Fund, -7.12%; Large Cap Growth Fund, -1.15%; Small/Mid Cap Value Fund, -1.21%; Small/Mid Cap Growth Fund, -1.32%.

401(k) Plan

The 401(k) Plan is a qualified defined contribution plan that provides for a Company matching contribution of up to 6% of compensation. The Defined Benefit Plan was closed to new entrants on October 1, 2007. Supplemental contributions of 8% or 16% of compensation that are determined based on years of benefit service were added to the 401(k) Plan for employees who are not accruing benefits in the Defined Benefit Plan.

Deferred Compensation Plan

The Deferred Compensation Plan is designed to allow participating employees, including the named executive officers, to contribute up to 50% of his or her base salary and up to 100% of his or her bonus and receive a Company match beyond the contribution limits prescribed by the IRS with regard to our 401(k) Plan. The Deferred Compensation Plan provides executives a tax effective means to defer a portion of their cash compensation at a minimal cost to the Company.

54	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

Supplemental Contribution Restoration Plans

The Supplemental Contribution Restoration Plans (SCRPs) are two nonqualified supplemental defined contribution plans. The purpose of the SCRPs is to ensure that participants in the 401(k) Plan, who are eligible to receive the supplemental contribution, receive the full supplemental contribution despite the limitations imposed by the Code. A contribution will be made by the Company in an amount equal to the difference between the supplemental contribution that the Company would have contributed under the 401(k) Plan in the absence of the Code limitations, and the actual amount contributed.

Supplemental Executive Retirement Plan

The Supplemental Executive Retirement Plan (DC SERP) is a nonqualified supplemental executive retirement plan that provides benefits in lieu of the SRIP to a small group of key executives who are not eligible to participate in the Defined Benefit Plan or the SRIP. Under the DC SERP, an executive is eligible to receive a contribution of a specified percentage of compensation annually. This contribution will be offset by supplemental contributions to the 401(k) Plan and contributions to the SCRPs. An employee must be selected by the Compensation Committee in order to be eligible for participation in the DC SERP. A participant in the DC SERP becomes 50% vested after five years of service and vests at the rate of 10% for another five years. At age 62, a participant will be 100% vested with five years of participation. In the event of a change in control or a named executive officer is terminated “without cause” or terminates his or her employment for “good reason,” as those terms are defined in our employment agreements with our named executive officers, then the executive will be 100% vested in his or her DC SERP account. Additionally, the DC SERP provides that if the executive is terminated “without cause” or terminates his or her employment for “good reason” within 24 months of a change in control event, the executive will be entitled to an additional three years of contributions. For those additional three years of contribution, no contributions under the 401(k) plan or the SCRPs will exist to apply as an offset because the executive will have terminated employment. A participant will be 100% vested in the event of death or disability. Payment of DC SERP accounts will be in the form of a lump sum payment. The DC SERP may be informally funded through a rabbi trust arrangement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We will be obligated to make certain payments to our named executive officers or potentially accelerate the vesting of their equity awards and retirement benefits upon termination of their employment or upon a change in control of the Company pursuant to the following plans or agreements:

•	employment agreements entered into with each of our named executive officers;

•	the Defined Benefit Plan;

•	the 401(k) Plan;

•	the BRP, the SRIP, the SCRPs or the DC SERP, depending on the circumstances of the executive officer’s termination;

•	the 2005 Long-Term Incentive Plan; and

•	the 2009 Long-Term Incentive Plan.

55	Commitment Runs Deep

NAMED EXECUTIVE COMPENSATION (cont’d)

The following tables provide the estimated compensation and present value of benefits potentially payable to each named executive officer upon a change in control of the Company or a termination of employment of the named executive officer. The benefit values shown do not include benefits that are broadly available to substantially all salaried employees. The amounts shown assume that a termination or change in control occurred on December 31, 2011. The actual amounts to be paid can only be determined at the time of an executive’s actual separation from the Company.

Please see the narrative for the following tables for a discussion of the methods of calculating the payments required upon termination of our named executive officers in the manners set forth in each column. The footnotes for each of the following tables are presented after the final table. The amounts shown do not include any amounts with respect to tax gross-up payments in favor of the named executive officers because the employment agreements between the Company and each of the named executive officers were amended in April 2011 to eliminate the tax gross-up payment obligations.

John Richels

Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Change in Control ($)		Disability ($)	Death ($)
Base Salary/Bonus[1]	—	13,590,000	—	13,590,000		—	—
SRIP[2],[3]	16,069,000	16,069,000	—	30,796,000	[4]	16,069,000	14,934,000	[5]
BRP[2],[3]	—	—	—	—		—	—
Accelerated Vesting of Stock Options[6]	—	—	—	—		—	—
Accelerated Vesting of Restricted Stock[7]	—	11,601,440		11,601,440		—	11,601,440
Health Care Benefits[8]	—	39,798	—	39,798		—	—
Post-Retirement Health Care[9]	—	—	—	418		—	—
Outplacement Services[10]	—	35,000	—	35,000		—	—

Total[11]	16,069,000	41,352,238	—	56,062,656		16,069,000	26,535,440

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NAMED EXECUTIVE COMPENSATION (cont’d)

J. Larry Nichols

Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Change in Control ($)		Disability ($)	Death ($)
Base Salary/Bonus[1]	—	15,000,000	—	15,000,000		—	—
SRIP[2],[3]	27,099,000	27,099,000	—	30,464,000	[4]	27,099,000	24,110,000	[5]
BRP[2],[3]	—	—	27,099,000	—		—	—
Accelerated Vesting of Stock Options[6]	—	—	—	—		—	—
Accelerated Vesting of Restricted Stock[7]	—	11,433,420	—	11,433,420		—	11,433,420
Health Care Benefits[8]	—	39,798	—	39,798		—	—
Post-Retirement Health Care[9]	—	—	—	—		—	—
Outplacement Services[10]	—	35,000	—	35,000		—	—

Total[11]	27,099,000	53,607,218	27,099,000	56,972,218		27,099,000	35,543,420

Jeffrey A. Agosta

Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Change in Control ($)		Disability ($)	Death ($)
Base Salary/Bonus[1]	—	3,750,000	—	3,750,000		—	—
SRIP[2],[3]	482,000	482,000	—	7,896,000	[4]	270,000	682,000	[5]
BRP[2],[3]	—	—	247,000	—		—	—
Accelerated Vesting of Stock Options[6]	—	—	—	—		—	—
Accelerated Vesting of Restricted Stock[7]	—	2,645,974	—	2,645,974		—	2,645,974
Health Care Benefits[8]	—	55,573	—	55,573		—	—
Post-Retirement Health Care[9]	—	—	—	—		—	—
Outplacement Services[10]	—	35,000	—	35,000		—	—

Total	482,000	6,968,547	247,000	14,382,547		270,000	3,327,974

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NAMED EXECUTIVE COMPENSATION (cont’d)

David A. Hager

Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Change in Control ($)	Disability ($)	Death ($)
Base Salary/Bonus[1]	—	5,800,000	—	5,800,000	—	—
DC SERP[12]	661,906	661,906	—	1,447,470	661,906	661,906
SCRPs[13]	239,844	239,844	—	239,844	239,844	239,844
Accelerated Vesting of Stock Options[6]	—	311,580	—	311,580	—	311,580
Accelerated Vesting of Restricted Stock[7]	—	4,108,058	—	4,108,058	—	4,108,058
Health Care Benefits[8]	—	55,573	—	55,573	—	—
Post-Retirement Health Care[9]	—	—	—	—	—	—
Outplacement Services[10]	—	35,000	—	35,000	—	—

Total[11]	901,750	11,211,961	—	11,997,525	901,750	5,321,388

Darryl G. Smette

Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause ($)	Termination With Cause ($)	Change in Control ($)		Disability ($)	Death ($)
Base Salary/Bonus[1]	—	5,400,000	—	5,400,000		—	—
SRIP[2],[3]	9,226,000	9,226,000	—	9,450,000	[4]	9,226,000	8,217,000	[5]
BRP[2],[3]	—	—	9,226,000	—		—	—
Accelerated Vesting of Stock Options[6]	—	—	—	—		—	—
Accelerated Vesting of Restricted Stock[7]	—	2,892,114	—	2,892,114		—	2,892,114
Health Care Benefits[8]	—	39,798	—	39,798		—	—
Post-Retirement Health Care[9]	—	—	—	—		—	—
Outplacement Services[10]	—	35,000	—	35,000		—	—

Total[11]	9,226,000	17,592,912	9,226,000	17,816,912		9,226,000	11,109,114

[1]

The employment agreements for our named executive officers provide that each executive is entitled to the payment of a pro rata share of any bonus for the performance period in which the termination occurs based on the number of days worked in the period. For purposes of quantifying the potential payments for our named executive officers upon a termination, we have assumed that a termination took place on December 31, 2011. As a result, each named executive officer would be entitled to the bonus they earned in 2011. Those bonus amounts are set forth in the bonus column of the Summary Compensation Table on page 43.

[2]

Participants are vested in their benefits under the SRIP after five years of service. Benefits under the SRIP and the BRP are mutually exclusive; therefore, participants will not receive a benefit under the SRIP if they are receiving a benefit under the BRP and vice versa. Participants forfeit their benefits under the SRIP if they are terminated for “cause” and will instead receive benefits under the BRP except for Mr. Richels and Mr. Hager who are not participants in the BRP. Benefits paid under the SRIP or the BRP are reduced by any amounts payable under the Defined Benefit Plan so that there is no duplication of benefits.

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NAMED EXECUTIVE COMPENSATION (cont’d)

[3]

The values shown for the SRIP and the BRP benefits for each named executive officer are the present values as of December 31, 2011, of the benefits that would be payable under the SRIP or BRP as of each executive’s earliest possible commencement date. Except in the case of a change in control where the benefit is paid as a lump sum and in the case of benefits payable to a beneficiary upon death as a monthly single life annuity, we have assumed that 25% of participants would elect the SRIP and BRP benefits in the form of a single life annuity, 15% would elect a 50% joint and survivor annuity and 60% of participants would elect a 100% joint and survivor annuity. All other assumptions are the same as those used to determine the present value of benefits disclosed in the Pension Benefits Table.

[4]

Under the SRIP, a participating named executive officer will receive credit for an additional three years of service and an additional three years of age when determining his or her SRIP benefit if the officer is terminated “without cause” or terminates his or her employment for “good reason” within 24 months following a change in control. All benefits under the SRIP are payable as a lump sum payment, within 90 days following a change in control where the lump sum payment is the present value of the unreduced accrued benefit payable immediately. The lump sum amount shown is based on the lump sum rate in effect for payments beginning January 2012.

[5]

Participants are immediately vested in the SRIP accrued benefit upon death. The benefit is payable to a participant’s beneficiary at the date the participant would have reached age 55 with 10 years of service, reduced by subsidized early retirement factors and assuming that the participant had elected a 100% joint and survivor pension.

[6]

Values displayed for acceleration of vesting of stock options represent the number of options multiplied by the difference between the year end closing market price of our common stock which was $62.00 per share and the exercise price of each option.

[7]	Values displayed for acceleration of vesting of restricted stock represent the year end closing market price of our common stock which was $62.00 per share.

[8]

For all named executive officers, health care benefits are payable for 18 months following termination “without cause” or following their termination in connection with a change in control. All named executive officers are also entitled to a payment in an amount equal to 18 times the monthly COBRA premium following termination “without cause” or following their termination in connection with a change in control. The values in the tables are estimated based on our current cost of these benefits.

[9]

Mr. Richels will receive an enhancement in his post-retirement medical benefit upon a change in control. All other named executives either would not be eligible for a post-retirement medical benefit or are fully accrued in the benefit. We have not included the value of benefits that would be available to substantially all employees. Instead we have only included the value of the enhancement that is payable based on the executive’s employment agreement.

[10]

Outplacement services are provided following termination “without cause” or following termination in connection with a change in control. The value in the table is estimated based on our current cost of this benefit.

[11]

Our nonqualified employee benefit plans including the SRIP, the BRP, the Deferred Compensation Plan, the DC SERP, the SCRPs, and employment agreements are subject, all or in part, to Section 409A of the Code, which requires certain payments made under these plans and agreements to be delayed for six months.

[12]

Mr. Hager participates in the DC SERP in lieu of participating in the SRIP. Mr. Hager will receive an additional three years of contributions by the Company under the DC SERP if he is terminated “without cause” or terminates his employment for “good reason” within 24 months following a change in control.

[13]	Mr. Hager’s benefit in the SCRPs will become 100% vested upon a change in control.

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NAMED EXECUTIVE COMPENSATION (cont’d)

EMPLOYMENT AGREEMENTS

All of the named executive officers are parties to employment agreements that set out their rights to compensation following their termination under various circumstances.

Rights Upon Termination for Any Reason

Under the employment agreements, regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment. Such amounts include:

•	unpaid salary through the date of termination;

•	unused vacation pay;

•	bonuses that have already been earned; and

•	amounts otherwise entitled to under our employee benefit plans.

As discussed under “Overview of Executive Compensation Elements Used in 2011 – Post-Termination or Change in Control Benefits” on page 40, the employment agreements were amended in 2011 to eliminate certain tax gross-up payment obligations of the Company to the named executive officers.

Rights Upon Termination for Death or Disability

The employment agreements provide that if the named executive officer’s employment terminates by reason of death or disability, then, in addition to the items set forth under “Rights Upon Termination for Any Reason,” the named executive officer is entitled to receive a pro rata share of any bonus for the performance period in which the day of termination occurs (based on the number of days worked in the performance period), payable at the same time it is payable to other participants in the bonus plan.

Rights Upon Termination Without Cause and Constructive Discharge

If the named executive officer’s employment is involuntarily terminated other than for “cause” or the named executive officer terminates for “good reason,” as those terms are defined in the employment agreements and severance agreement, then in addition to the items set forth under “Rights Upon Termination for Any Reason,” the named executive officer is entitled to the following:

•	a lump sum cash payment equal to three times the aggregate annual compensation of each named executive officer. “Aggregate annual compensation” is equal to the sum of:

–	the executive officer’s annual base salary, and

–	an amount equal to the largest annual bonus paid or payable to the named executive officer for the three consecutive calendar years prior to the date the named executive officer’s termination occurs;

•

payment of a pro rata share of any bonus for the performance period in which the day of termination occurs (based on the number of days worked in the performance period), payable at the same time it is payable to other participants in the bonus plan;

•	the same basic health and welfare benefits that the executive would otherwise be entitled to receive if the named executive officer were our employee for 18 months following termination;

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NAMED EXECUTIVE COMPENSATION (cont’d)

•	payment of an amount equal to 18 times the monthly COBRA premium; and

•

payment of a reasonable amount for outplacement services commensurate with the named executive officer’s title and position with the Company and other executives similarly situated in other companies in our peer group.

Termination Following a Change in Control

Under the employment agreements, if within 24 months following a “change in control” of the Company, the named executive officer:

•	is terminated “without cause” by us; or

•	terminates his or her employment with us for “good reason,” as each of those terms are defined in the employment agreements;

then, in addition to the items set forth under “Rights Upon Termination for Any Reason” and “Rights Upon Termination Without Cause and Constructive Discharge,” three years of service and three years of age shall be added to the named executive officer’s actual years of service and actual age when determining the named executive officer’s entitlement under our Retiree Medical Benefit Coverage. In no event, however, should the additional years of age be construed to reduce or eliminate the executive’s right to coverage under the plan.

“Change in control” is defined as the date on which one of the following occurs:

•	an entity or group acquires 30% or more of our outstanding voting securities;

•	the incumbent Board ceases to constitute at least a majority of our Board; or

•	a merger, reorganization or consolidation is consummated, after stockholder approval, unless

–	substantially all of the stockholders prior to the transaction continue to own more than 50% of the voting power after the transaction;

–	no person owns 30% or more of the combined voting securities; and

–	the incumbent Board constitutes at least a majority of the Board after the transaction.

Long-Term Incentive Plan

In the award agreements, the Compensation Committee is authorized to provide for the acceleration of any unvested portions of any outstanding awards under our 2005 Long-Term Incentive Plan and 2009 Long-Term Incentive Plan upon a change in control, retirement, disability, death or termination for an approved reason. Award agreements provide for automatic vesting upon a change in control or the death of the executive. Performance share units that vest on an accelerated basis as a result of a change in control or death will vest at the target award level.

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NAMED EXECUTIVE COMPENSATION (cont’d)

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our common stock as of December 31, 2011, that may be issued under our equity compensation plans:

Plan Category	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a)) (c)
Equity compensation plans approved by security holders	10,542,680	$66.35	4,320,104	[1]
Equity compensation plans not approved by security holders	—	—	—
Total[2]	10,542,680	$66.35	4,320,104

[1]

Represents shares available for issuance pursuant to awards under the 2009 Long-Term Incentive Plan, which may be in the form of stock options, restricted stock awards, restricted stock units, Canadian restricted stock units, performance units, or stock appreciation rights.

[2]

As of December 31, 2011, options to purchase an aggregate of 36,852 shares of our common stock at a weighted-average exercise price of $24.50 were outstanding under the Ocean Energy, Inc. Long Term Incentive Plan for Non-Executive Employees, which is an equity compensation plan assumed in connection with the Company’s acquisition of Ocean Energy, Inc. No further grants or awards will be made under this plan.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the preceding Compensation Discussion and Analysis section with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

John A. Hill, Chairperson

Robert A. Mosbacher, Jr.

Duane C. Radtke

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

To the best of our knowledge, no person beneficially owned more than 5% of our common stock at the close of business on March 31, 2012, except as set forth below: (Note: Update after 03/31/2012)

Name and Address of Beneficial Owner	Common Stock
	Amount and Nature of Beneficial Ownership		Percent of Class

George P. Mitchell 24 Waterway Avenue, Suite 300 The Woodlands, TX 77380	23,372,374	[1]	5.8%

[1]

Based on an amended Schedule 13D filed March 7, 2012, Mr. Mitchell states that 14,827,417 shares are held by three trusts of which he is the sole trustee. Mr. Mitchell has sole voting and dispositive power over such shares. Mr. Mitchell states that 8,544,957 shares are held by a trust of which he is one of three trustees. Mr. Mitchell has shared voting and dispositive power over such shares.

Security Ownership of Management

TO BE UPDATED AGAIN AS OF MARCH 31, 2012

The following table sets forth as of March 31, 2012, the number and percentage of shares of our common stock beneficially owned by our named executive officers, each of our Directors and by all our executive officers and Directors as a group. Unless otherwise noted, the persons named below have sole voting and/or investment power.

Name of Beneficial Owner	Common Stock
	Amount and Nature of Beneficial Ownership[1]		Percent of Class
J. Larry Nichols*	3,307,619	[2]	*	*
John Richels*	934,516	[3]	*	*
Darryl G. Smette	493,888	[4]	*	*
Jeffrey A. Agosta	214,751	[5]	*	*
David A. Hager	164,522	[6]	*	*
John A. Hill*	164,015	[7]	*	*
Michael M. Kanovsky*	143,052	[8]	*	*
Mary P. Ricciardello*	27,263	[9]	*	*
Robert A. Mosbacher, Jr.*	27,071	[10]	*	*
Duane C. Radtke*	20,000	[11]	*	*
Robert H. Henry*	10,100	[12]	*	*

All of our Directors and executive officers as a group Including those named above (15 persons)	6,085,528	[13]	1.51%

*	Director

**	Less than 1%

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (cont’d)

[1]	Shares beneficially owned include shares of common stock and shares of common stock issuable within 60 days of December 31, 2011.

[2]

Includes 1,859,221 shares owned of record by Mr. Nichols, 85,930 shares owned of record by Mr. Nichols as Trustee of a family trust in which he shares voting and investment power, 157,248 shares owned by Mr. Nichols’ spouse, and 1,205,220 shares which are deemed beneficially owned pursuant to stock options held by Mr. Nichols.

[3]	Includes 313,801 shares owned of record by Mr. Richels, and 620,715 shares that are deemed beneficially owned pursuant to stock options held by Mr. Richels.

[4]

Includes 23,107 shares owned of record by Mr. Smette, 146,246 shares owned indirectly by Mr. Smette through a trust in which he shares voting and investment power, 2,635 shares owned by Mr. Smette’s spouse and 321,900 shares that are deemed beneficially owned pursuant to stock options held by Mr. Smette.

[5]	Includes 65,183 shares owned of record by Mr. Agosta and 149,568 shares that are deemed beneficially owned pursuant to stock options held by Mr. Agosta.

[6]	Includes 69,272 shares owned of record by Mr. Hager and 95,250 shares that are deemed beneficially owned pursuant to stock options held by Mr. Hager.

[7]

Includes 24,237 shares owned of record by Mr. Hill, 18,478 shares owned by a partnership in which Mr. Hill shares voting and investment power, 93,300 shares owned indirectly by Mr. Hill through a trust in which he shares voting and investment power and 28,000 shares that are deemed beneficially owned pursuant to stock options held by Mr. Hill.

[8]

Includes 42,820 shares owned of record by Mr. Kanovsky, 72,232 shares held indirectly through a family owned entity in which Mr. Kanovsky shares voting and investment power, and 28,000 shares that are deemed beneficially owned pursuant to stock options held by Mr. Kanovsky.

[9]

Includes 12,200 shares owned of record by Ms. Ricciardello, 63 shares held indirectly through a managed account in which Ms. Ricciardello shares voting and investment power and 15,000 shares that are deemed beneficially owned pursuant to stock options held by Ms. Ricciardello.

[10]	Includes 18,071 shares owned of record by Mr. Mosbacher and 9,000 shares that are deemed beneficially owned pursuant to stock options held by Mr. Mosbacher.

[11]	Includes 14,000 shares owned of record by Mr. Radtke and 6,000 shares that are deemed beneficially owned pursuant to stock options held by Mr. Radtke.

[12]	Includes 4,100 shares owned of record by Mr. Henry and 6,000 shares that are deemed beneficially owned pursuant to stock options held by Mr. Henry.

[13]	Includes 2,873,834 shares that are deemed beneficially owned pursuant to stock options held by Directors and executive officers.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Devon’s Directors, executive officers, and 10% stockholders file with the SEC reports concerning their ownership, and changes in their ownership, of Devon equity securities. Based solely upon a review of Forms 3, 4 and 5 furnished to us during and with respect to our most recently completed fiscal year, and any written representations of reporting persons, we believe that all transactions by reporting persons during 2011 were reported on a timely basis.

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INFORMATION ABOUT EXECUTIVE OFFICERS

Information concerning our executive officers is set forth below. Information concerning J. Larry Nichols and John Richels is set forth under the caption “Election of Directors—Director Nominees.”

Jeffrey A. Agosta, Executive Vice President and Chief Financial Officer

Mr. Agosta, 44, was elected to the position of Executive Vice President and Chief Financial Officer in March 2010, and has been with the Company since 1997. He held the position of Senior Vice President—Corporate Finance and Treasurer from 2003 to 2010. Prior to joining Devon, Mr. Agosta was with the management consulting firm of D. R. Payne and Associates and with KPMG Peat Marwick. He holds a Bachelor’s degree in Accounting from the University of Oklahoma and is a Certified Public Accountant.

David A. Hager, Executive Vice President Exploration and Production

Mr. Hager, 55, holds the position of Executive Vice President Exploration and Production, and has been with the Company since March 2009. From 2007 until joining the Company as an executive officer, Mr. Hager served as a member of the Board of Directors. From 1999 to 2006, Mr. Hager was employed by Kerr-McGee Corporation, serving in various capacities, most recently as Chief Operating Officer. Mr. Hager has a Bachelor’s degree in Geophysics from Purdue University and a Master’s degree in Business Administration from Southern Methodist University.

R. Alan Marcum, Executive Vice President Administration

Mr. Marcum, 45, holds the position of Executive Vice President Administration, and has been with the Company since 1995. Prior to joining the Company, Mr. Marcum was employed by KPMG Peat Marwick as a Senior Auditor. He holds a Bachelor’s degree from East Central University, majoring in Accounting and Finance. Mr. Marcum is a Certified Public Accountant and a member of the Oklahoma Society of Certified Public Accountants.

Frank W. Rudolph, Executive Vice President Human Resources

Mr. Rudolph, 55, holds the position of Executive Vice President Human Resources, and has been with the Company since 2007. From 2000 until he joined Devon, Mr. Rudolph served as Vice President Human Resources for Banta Corporation, an international printing and supply chain management company. Mr. Rudolph holds a Bachelor’s degree in Administration from Illinois State University and a Master’s degree in Industrial Relations and Management from Loyola University.

Darryl G. Smette, Executive Vice President Marketing, Midstream and Supply Chain

Mr. Smette, 64, holds the position of Executive Vice President Marketing, Midstream and Supply Chain, and has been with the Company since 1986. His marketing background includes 15 years with Energy Reserves Group, Inc./BHP Petroleum (Americas), Inc. Mr. Smette serves on the Board of Directors of Panhandle Oil & Gas Inc. Mr. Smette also is an oil and gas industry instructor approved by the University of Texas Department of Continuing Education. He is a member of the Oklahoma Independent Producers Association, Natural Gas Association of Oklahoma and the American Gas Association. Mr. Smette holds an undergraduate degree from Minot State University and a Master’s degree from Wichita State University.

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INFORMATION ABOUT EXECUTIVE OFFICERS (cont’d)

Lyndon C. Taylor, Executive Vice President and General Counsel

Mr. Taylor, 53, holds the position of Executive Vice President and General Counsel, and has been with the Company since 2005. He served as Deputy General Counsel from the time he joined the Company in 2005 until 2007. Prior to joining Devon, Mr. Taylor was with Skadden Arps Slate Meagher & Flom LLP for 20 years, most recently as managing partner of the energy practice in Houston. He is admitted to practice law in Oklahoma and Texas. Mr. Taylor holds a Bachelor’s degree in Industrial Engineering from Oklahoma State University and a Juris Doctorate from the University of Oklahoma.

William F. Whitsitt, Executive Vice President Public Affairs

Mr. Whitsitt, 67, holds the position of Executive Vice President Public Affairs, and has been with the Company since 2008. For 11 years prior to joining Devon, Mr. Whitsitt served as a public affairs consultant in Washington, D.C. He also held the positions of president and chief operating officer for the American Exploration & Production Council, the national trade association representing the largest U.S. independent exploration and production companies. Previously he served as director of Government Affairs for the law firm of Skadden Arps Slate Meagher & Flom LLP, and held the position of Vice President of worldwide Marketing and Public Affairs for Oryx Energy. Mr. Whitsitt holds a Doctoral degree in Public Administration from George Washington University.

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AGENDA ITEM 3.

RATIFICATION OF INDEPENDENT AUDITORS FOR 2012

The Audit Committee has appointed KPMG LLP as our independent auditors for 2012. Representatives of KPMG LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders. In maintaining its corporate governance practices, the Board of Directors is submitting the selection of KPMG LLP to the stockholders for ratification. If the appointment of KPMG LLP is not ratified by the stockholders, the Board of Directors will consider appointing another independent accounting firm for 2013.

The Board of Directors recommends a vote “FOR” the ratification of KPMG LLP as our independent auditors for 2012.

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AGENDA ITEM 4.

APPROVE AMENDING THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO GRANT STOCKHOLDERS THE RIGHT TO CALL A SPECIAL MEETING

The Board of Directors unanimously recommends that the Company’s stockholders approve an amendment (the “Special Meeting Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) that would add a right permitting holders of record who hold in the aggregate, and who have held continuously for at least one year, at least twenty-five (25%) percent of the voting power of the Company’s outstanding capital stock to call a special meeting of stockholders by written request filed with the Secretary of the Company, provided that such written request is made in accordance with the Certificate of Incorporation and Bylaws. Currently, the Company’s Certificate of Incorporation and Bylaws provide that a special meeting of stockholders may be called only (i) pursuant to a resolution adopted by a majority of the Board of Directors or (ii) by the Chairman of the Board or the President with the concurrence of a majority of the Board of Directors.

At the Company’s 2011 Annual Meeting, a stockholder proposal for the right of stockholders to take action by written consent was approved by a majority of the shares present at the meeting. We believe that stockholders would also support the right for stockholders to call a special meeting. The Board of Directors supports the concept of greater stockholder access and believes that providing stockholders with a right to call a special meeting is the best method to provide access. Accordingly, the Board of Directors is presenting this proposal to grant such a right to stockholders. In establishing a holding period of at least one year and an ownership threshold of at least 25% in order for stockholders to request a special meeting, the Board of Directors believes that it is striking an appropriate balance between enhancing the rights of stockholders and avoiding the costs and distractions associated with the calling of a special meeting, unless a significant group of stockholders believe that the calling of a special meeting of stockholders is warranted. Organizing and preparing for a special meeting involves significant management commitment of time and focus, and imposes substantial legal, administrative and distribution costs on the Company. Accordingly, the Board of Directors believes that a special meeting should be held only to cover special or extraordinary events, when fiduciary, strategic or other similar considerations dictate that the matter be addressed on an expeditious basis, rather than waiting until the next annual meeting. A one-year holding period and a 25% ownership threshold also minimizes the risk of frequent meeting requests, especially those potentially covering agenda items relevant to particular constituencies as opposed to stockholders generally. The Board of Directors therefore believes that a holding period of one year and an ownership threshold of 25% are appropriate and reflect the best interest of stockholders.

If the Special Meeting Charter Amendment is approved, stockholders who hold at least 25% of the voting power of the Company’s outstanding capital stock and who have a holding period of at least one year will have the right to call a special meeting of the stockholders, subject to certain procedural and informational requirements set forth in the Bylaws. These requirements would be implemented through an amendment to the current Bylaws and are intended to facilitate the Company and stockholders receiving basic information about the meeting and to insure, among other things, that the special meeting is not duplicative of matters that were, or, in the near term, could be covered at an annual meeting. In particular, the Bylaw amendments would provide, among other things, that: no business may be conducted at the special meeting except as set forth in the Company’s notice of meeting; no stockholder special meeting request may be made during the period commencing 120 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the earlier of the date of the next annual meeting or 30 days after the first anniversary of the previous annual meeting; a special meeting request cannot cover business

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AGENDA ITEM 4. APPROVE AMENDING THE AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO GRANT STOCKHOLDERS THE RIGHT TO CALL A SPECIAL MEETING (cont’d)

substantially similar to what was covered at an annual or special meeting held not more than 12 months, or in the case of director elections 120 days, before the special meeting request was received by the Secretary; a special meeting will not be held if similar business is to be covered at an annual or special meeting called by the Board of Directors to be held within 120 days after the special meeting request is received by the Secretary; the requisite shares must be beneficially owned or held as of the date of the request and as of the meeting date and any shares beneficially owned or held of record as of the date of the request and sold by the requesting holder prior to the meeting will be treated as a revocation of the request to the extent of the shares sold; and the requesting stockholder’s notice must include information (as specified in the Bylaws) as to the business proposed to be conducted, as to each director nominee (if applicable), and as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is made. The Board of Directors believes these procedures will help protect stockholders’ interests and are not unduly burdensome. The Board of Directors intends to adopt these amendments to the Bylaws upon stockholder approval, and the implementation, of the Special Meeting Charter Amendment.

The complete text of Article VI of the Certificate of Incorporation as it is proposed to be amended is attached to this Proxy Statement as Appendix A, with deletions indicated by strikeouts and additions indicated by double-underlining.

The affirmative vote of a majority of the outstanding shares of capital stock of the Company that are entitled to vote, voting together as a single class, will be required for approval of this proposal. If approved, the Special Meeting Charter Amendment will become effective upon filing with the Secretary of State of the State of Delaware, which the Company intends to do promptly following the Annual Meeting.

The Board of Directors recommends a vote “FOR” approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to allow stockholders the right to call a special meeting.

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AGENDA ITEM 5.

APPROVE THE 2012 INCENTIVE COMPENSATION PLAN

On March 7, 2012 the Compensation Committee (the “Committee”) of the Board of Directors approved the 2012 Incentive Compensation Plan (the “Incentive Plan”), subject to stockholder approval at the Annual Meeting.

Discussion of the Purpose of this Proposal

Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), generally does not allow a publicly held company to obtain tax deductions for compensation of more than $1 million paid in any year to its chief executive officer and the three other highest paid named executive officers of the company (not including the company’s chief financial officer) (“covered officers”). Payments that qualify as “performance-based” in accordance with conditions specified under Section 162(m) are exempt from this limitation. Stockholder approval of the Incentive Plan will allow the cash bonuses paid under the plan to qualify as performance-based compensation that is not subject to the $1 million per person limitation imposed under Section 162(m) on the income tax deductibility of compensation paid to our covered officers.

A summary of the Incentive Plan follows and is qualified by reference to the full text of the plan, which is included in this Proxy Statement as Appendix B.

The Board of Directors recommends a vote “FOR” the approval of the 2012 Incentive Compensation Plan.

Summary of the Terms of the 2012 Incentive Compensation Plan

General. The purpose of the Incentive Plan is to provide a link between compensation and performance, to motivate participants to achieve corporate performance objectives and to enable the Company to attract and retain high quality employees. Provided certain requirements are satisfied, the bonuses paid under the Incentive Plan will qualify as performance-based compensation not subject to the limitations on income tax deductibility imposed under Section 162(m).

Eligibility. Participation in the Incentive Plan will be limited to our employees who are selected for participation in the plan by the Committee and (i) who hold the title or position of executive vice president or above or (ii) who are officers subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended. As of February 29, 2012, nine individuals held the title or position of executive vice president or above or were officers subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, and would have been eligible to participate in the Incentive Plan had those individuals been selected by the Committee for participation in the plan.

Administration. The Incentive Plan will be administered by the Committee (or a subcommittee thereof). Each member of such Committee will qualify as an “outside director” for purposes of Section 162(m). The Committee will have the authority to (i) establish the duration of each performance period; (ii) select the eligible employees who are to participate in the plan for such performance period; (iii) determine the specific performance goal or goals for each performance period and the relative weighting of those goals, (iv) establish one or more designated levels of attainment for each such goal and set the bonus potential for each participant at each corresponding level of attainment; and (v) certify the level at which the applicable performance goal or goals are attained for the performance period and determine, on the basis of that certification, the actual

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AGENDA ITEM 5.

APPROVE THE 2012 INCENTIVE COMPENSATION PLAN (cont’d)

bonus for each participant in an amount not to exceed his or her maximum bonus potential for the certified level of attainment. In its capacity as administrator, the Committee may adopt rules and regulations for the administration of the Incentive Plan and interpret any and all provisions of the Incentive Plan. All determinations of the Committee will be final and binding on all persons.

Performance Objectives. Under the Incentive Plan, participants will be eligible to receive cash bonuses based upon the attainment of the performance objectives established by the Committee for a designated performance period. Each performance period established by the Committee may range in duration from a minimum period of twelve (12) months to a maximum period of thirty-six (36) months.

Performance goals established by the Committee may be based on any one of, or combination of, the following criteria: earnings; earnings per share (actual or targeted growth); earnings before interest and taxes; pretax earnings before interest, depreciation, amortization, exploration and abandonment costs; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items or operating income; revenues; sales; debt level; cost reduction targets; interest-sensitivity gap levels; cash flow (including but not limited to free cash flow, net cash flow, net cash flow before financing activities, cash flow from operations, increase in cash flow return); capital expenditures; weighted average cost of capital; debt/proved reserves; net income or gross income (including but not limited to income after capital costs and income before or after taxes); operating income; expense; working capital; operating or profit margin; pre-tax margin; contribution margin; return factors (including, but not limited to return on equity, capital employed, or investment; risk adjusted return on capital; return on investors’ capital; return on average equity; return on assets; and return on net assets); book value; operating expenses (including, but not limited to lease operating expenses, severance taxes and other production taxes, gathering and transportation and general and administrative costs); unit costs; net borrowing, debt leverage levels, credit quality, or debt ratings; accomplishment of mergers, acquisitions, dispositions, or similar business transactions (including, but not limited to acquisition goals based on value of assets acquired or similar objectives); debt to debt plus stockholder equity; debt to EBIT or EBITDA; interest coverage; total stockholder return; comparative stockholder return; market price per share; book value per share; net asset value per share; growth measures; debt to total capitalization ratio; asset quality levels; investments; economic value added; stock price appreciation; market capitalization; accounts receivables day sales outstanding; accounts receivables to sales; achievement of balance sheet or income statement objectives; market share; assets; asset sale targets; non-performing assets; satisfactory internal or external audits; improvement of financial ratings; charge-offs; regulatory compliance; employee retention/attrition rates; individual business objectives; risk management activities, corporate value measures which may be objectively determined (including but not limited to, ethics, compliance, environmental, diversity commitment, and safety); amount of the oil and gas reserves; costs of finding oil and gas reserves; reserve replacement ratio, reserve additions, or other reserve level measures; drilling results; natural gas and/or oil production, production and reserve growth; implementation or completion of critical projects or processes; production volume; sales volume; production efficiency; inventory to sales; and inventory turns. Such performance goals may be measured not only in terms of the Company’s performance but also in terms of its performance relative to the performance of other entities or may be measured on the basis of the performance of any of the Company’s business units or divisions or any parent or subsidiary entity. Performance may also be measured on an absolute basis, relative to internal business plans, or based on growth. As may be applicable, they may also be measured in aggregate or on a per-share basis. Performance goals need not be uniform among participants.

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AGENDA ITEM 5.

APPROVE THE 2012 INCENTIVE COMPENSATION PLAN (cont’d)

To the extent applicable and unless the Committee determines otherwise, the determination of the achievement of performance goals will be determined based on the relevant financial measure, computed in accordance with U.S. generally accepted accounting principles (“GAAP”), and in a manner consistent with the methods used in the Company’s audited financial statements. However, each applicable performance criteria may be structured at the time of establishment to provide for appropriate adjustment, including for one or more of the following items: asset write-downs; litigation or claim judgments or settlements; changes in accounting principles; changes in tax law or other laws affecting reported results; changes in commodity prices; severance, contract termination, and other costs related to exiting, modifying or reducing any business activities; costs of, and gains and losses from, the acquisition, disposition, or abandonment of businesses or assets; gains and losses from the early extinguishment of debt; gains and losses in connection with the termination or withdrawal from a pension plan; stock compensation costs and other non-cash expenses; any extraordinary non-recurring items as described in applicable Accounting Principles Board opinions or Financial Accounting Standards Board statements or in management’s discussion and analysis of financial condition and results of operation appearing in the Company’s annual report to stockholders for the applicable year; and any other specified non-operating items as determined by the Committee in setting performance goals.

Establishment of Performance Objectives. The Committee will, not later than ninety (90) days after the commencement of the performance period, or the date on which 25% of such performance period has been completed, establish the specific performance objectives for that period. In no event may a performance objective be established at a time when no substantial uncertainty exists as to its attainment. For each performance objective, the Committee may establish one or more potential levels of attainment. At the time the performance objectives for a particular period are established, the Committee will also set the bonus potential for each participant at each of the designated levels of performance. Alternatively, the Committee may establish a linear formula for determining the bonus potential at various points of performance goal attainment.

Maximum Award. The maximum bonus payment that any one participant may receive under the Incentive Plan will be limited to $5,000,000 per each 12-month period included within the applicable performance period.

Actual Bonus Awards. The total actual bonus amount to be paid for each performance period will be determined by the Committee on the basis of the Company’s actual performance relative to each of the performance objectives established for that period. Accordingly, each performance objective will be measured separately in terms of actual level of attainment and will be weighted, equally or in such other proportion as the Committee determines at the time the performance objectives are established, in determining the actual bonus payable to each participant. If the actual level of attainment is between two of the designated performance levels, the bonus amount will be interpolated on a straight-line basis. In no event will any participant receive a bonus in excess of amount determined on the basis of the bonus potential established for the particular level of performance attained for the period.

Committee Discretion. The Committee will have the discretion to reduce or eliminate the bonus that would otherwise be payable to one or more participants on the basis of the certified level of attained performance. The Committee may not waive any performance goal applicable to a participant’s bonus potential for a particular performance period, however the Committee will have complete discretion to waive the performance goal for a particular performance period in the event

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AGENDA ITEM 5.

APPROVE THE 2012 INCENTIVE COMPENSATION PLAN (cont’d)

of the participant’s death or disability or under such circumstances as the Committee deems appropriate in the event a change in control of the Company should occur prior to the completion of that performance period.

Prorated Awards. A participant will not be entitled to any bonus payment for a particular performance period if that participant’s employment with the Company (or its subsidiaries) ceases for any reason prior to the end of that period. However, the Committee will have complete discretion to award a full or pro-rated bonus, based on the level at which the applicable performance goals are attained for the performance period, to a participant who ceases employee status prior to such payment date by reason of death or disability or in connection with an involuntary reduction in force.

Payment of Awards. No bonuses will be paid until the Committee certifies the actual level of attained performance for the performance period. The bonuses earned for each performance period will be paid in cash as soon as practicable following the determination and certification of the actual performance levels for the performance period, but not later than March 15 of the calendar year immediately following the calendar year in which the performance period ends. However, one or more participants may defer the receipt of their bonus payments until their separation from service or other designated date through a timely election made under the Company’s Deferred Compensation Plan.

Term of Incentive Plan. The plan became effective on January 1, 2012, but no bonus will be paid under the plan to an employee covered by Section 162(m) unless the plan is approved by the Company stockholders at the 2012 annual meeting. Assuming that such stockholder approval is obtained, the plan will continue in effect until the Board terminates it or until stockholder approval again is required for the plan to meet the requirements of Section 162(m) but is not obtained.

Company Policies. All bonuses under the Incentive Plan will be subject to any applicable clawback or recoupment policy of the Company.

Amendment and Termination. The Committee may amend, suspend or terminate the Incentive Plan at any time. Any amendment or modification of Incentive Plan will be subject to stockholder approval to the extent required under Section 162(m) of the Internal Revenue Code or any other applicable law or regulation.

Federal Income Tax Consequences. Under present federal income tax laws, participants will recognize taxable income equal to the bonus payment that they receive under the Incentive Plan. Such taxable income will be recognized in the year the bonus payment is made to them. The Company will be entitled to an income tax deduction, equal to the amount of the taxable income recognized by the participants, for the taxable year for which the bonus is earned, provided such payment is made within two and one-half months following the close of that year; otherwise, the deduction will be deferred to the taxable year of payment. The bonus payments should qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m).

New Plan Benefits

To date, no awards have been made under the Incentive Plan. As future awards will be established in the discretion of the Committee, the recipients and amounts of future awards are not determinable at this time.

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AGENDA ITEM 6.

APPROVE THE 2012 AMENDMENT TO THE

2009 LONG-TERM INCENTIVE PLAN

Our 2009 Long Term Incentive Plan (the “2009 Plan”) governs the award and payment of equity awards to our employees (including executive officers) and non-employee Directors. On March 7, 2012 our Board of Directors approved an amended and restated 2009 Plan, subject to shareholder approval at the Annual Meeting. The primary purpose for the amendment and restatement and the request for shareholder approval at this time is to (i) ensure that certain equity awards made under the 2009 Plan will qualify as “performance-based” compensation under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), as described below and (ii) increase the number of shares available for award under the 2009 Plan by 25,500,000 shares. The amended and restated 2009 Plan also includes a number of technical modifications to the terms of the 2009 Plan.

Discussion of the Purposes of this Proposal

Section 162(m). Our Board of Directors believes that it is in the best interests of the Company and its shareholders to ensure that, where possible, awards made to its executive officers are deductible by the Company for federal income tax purposes. Section 162(m) generally does not allow a publicly held company to obtain tax deductions for compensation of more than $1 million paid in any year with respect to its chief executive officer and the three other highest paid named executive officers of the company (not including the company’s chief financial officer) (“covered officers”). However, payments that qualify as “performance-based” in accordance with conditions specified under Section 162(m) are exempt from this limitation. Under Section 162(m), shareholder approval of the 2009 Plan, including the metrics that will be used when establishing performance goals applicable to certain awards made under the 2009 Plan, is necessary to permit the awards to qualify as “performance-based” under Section 162(m). Accordingly, shareholder approval of this proposal will assure that any deductions to which the Company would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the 2009 Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered officer imposed under Section 162(m). In addition, any deductions to which the Company would otherwise be entitled upon the settlement of performance shares or performance units will also not be subject to the $1 million deduction limitation to the extent the vesting of those awards is tied to the attainment of one or more of the performance milestones identified in the plan summary below.

Share Reserve Increase. A total of 47,000,000 shares of common stock have been authorized for award under the amended and restated 2009 Plan. In 2009, 2010 and 2011, the three completed calendar years during which grants were made from the 2009 Plan, the Company granted on average approximately 1,967,000 shares underlying options and 2,446,000 restricted stock awards, performance units and Canadian restricted stock units per year. The average annual dilution rate over this period net of shares forfeited is less than 1% of the common stock outstanding. As of February 29, 2012, approximately 10,254,000 options and 5,503,000 restricted stock awards, performance units and Canadian restricted stock units were outstanding under the 2009 Plan, and 4,497,000 shares were available for award under the plan. Even with our measured approach to equity compensation and low rate of dilution we do not believe the current reserve provides the Company with sufficient authority and flexibility to adequately provide for future incentives to attract and retain employees at competitive levels in 2012 and future years. The increase to the 2009 Plan is designed to provide flexibility to meet our needs over two to three years in a changing and competitive environment while attempting to minimize dilution to shareholders.

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AGENDA ITEM 6. APPROVE THE 2012 AMENDMENT TO THE

2009 LONG-TERM INCENTIVE PLAN (cont’d)

A summary of the amended and restated 2009 Plan follows and is qualified by reference to the full text of the plan, which is included in this Proxy Statement as Appendix C.

The Board of Directors recommends a vote “FOR” the amendment and restatement of the 2009 Plan.

Summary of the Terms of the 2009 Plan

Purpose of the 2009 Plan. The purpose of the 2009 Plan is to create incentives designed to motivate selected employees to significantly contribute toward our growth and profitability. The shares under the 2009 Plan will enable us to attract and retain experienced employees who, by their positions, abilities and diligence, are able to make important contributions to our success. The share reserve available under the plan is designed to provide flexibility to meet our needs over two to three years in a changing and competitive environment while attempting to minimize dilution to shareholders. We do not intend to use all incentive awards at all times for each participant but will selectively grant awards primarily to achieve long-term goals. Awards will be granted in such a way as to align the interests of participants with those of our shareholders.

Stock Subject to the Plan. Awards may be made under the amended and restated 2009 Plan for a total of 47 million shares of Common Stock. Shares of common stock covered by an award under prior Devon Energy Corporation long-term incentive plan, including assumed plans, which are forfeited, cancelled, or expire after June 3, 2009 (the day the plan was first approved by shareholders) will be added to the shares of common stock authorized for issuance under the 2009 Plan. Any shares granted as stock options or stock appreciation rights will be counted against this limit as one share for each share granted. Any shares granted under awards other than stock options or stock appreciation rights will be counted against this limit as 2.38 shares for each share granted. Any shares related to awards which terminate by expiration, forfeiture, cancellation or otherwise or are exchanged in the Compensation Committee’s discretion for awards not involving Common Stock, will be available again for grant under the plan and shall not be counted against the shares authorized under the plan. Shares of Common Stock which are (i) tendered in payment of an option, (ii) tendered or withheld in payment of taxes or repurchased using option proceeds, or (iii) not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right, will not be added back to the shares authorized under the plan.

Key Features of the 2009 Plan. Key features of the 2009 Plan include:

•	a maximum term of eight years for any award under the plan;

•	a prohibition against the repricing of stock options or stock appreciation rights, including the cancellation of such awards in exchange for cash or other awards;

•	a prohibition against granting options with an exercise price less than the fair market value of our common stock on the date of grant;

•

a provision under which shares granted as awards other than stock options or stock appreciation rights will be subtracted from the total shares available for award as 2.38 shares for every one share granted;

•

a provision under which the vesting of restricted stock awards, restricted stock units and Canadian restricted stock units which vest based upon continued service will be limited in such a way that, except in the case of termination due to death, disability, an approved

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AGENDA ITEM 6. APPROVE THE 2012 AMENDMENT TO THE

2009 LONG-TERM INCENTIVE PLAN (cont’d)

reason, or the occurrence of a change in control, (i) no portion of the award will vest prior to the first anniversary of the grant date; (ii) up to one-third of the shares subject to the award will be eligible to vest on or after the first anniversary of the grant date; (iii) up to an additional one-third of the shares subject to the award will be eligible to vest on or after the second anniversary of the grant date; and (iv) up to an additional one-third of the shares subject to the award will be eligible to vest on or after the third anniversary of the grant date;

•

a provision under which restricted stock awards, restricted stock units and Canadian restricted stock units which vest based upon performance standards will require that the holder must remain in the employment of the Company for at least one year from the grant date, except in the case of termination due to death, disability, an approved reason, or the occurrence of a change in control;

•	the Compensation Committee’s ability to grant awards that qualify as “performance-based compensation” for purposes of Section 162(m);

•	the following award limits:

–	the maximum number of shares that may be awarded in the form of options to an employee in any calendar year is 800,000;

–

the maximum number of shares that may be awarded in the form of restricted stock awards, performance units, restricted stock units and Canadian restricted stock units to an employee in any calendar year is 400,000;

–	the maximum number of shares that may be awarded in the form of restricted stock awards, or restricted stock units to a non-employee Director in any calendar year is 15,000; and

–	the maximum number of shares that may be awarded in the form of non-qualified stock options or stock appreciation rights to a non-employee Director in any calendar year is 30,000.

Administration. For purposes of administration, the 2009 Plan is divided into three separate plans:

•

Non-executive officer plan: this plan is limited to participants who are not subject to Section 16 of the Securities Exchange Act of 1934 because they are not executive officers of the Company. The non-executive officer plan is administered by the Compensation Committee. However, the Compensation Committee may, to the extent permitted by law, delegate authority to the regular award committee to administer the awards to non-executive officers. Our Chief Executive Officer and other individuals appointed by the Compensation Committee will comprise the regular award committee. Although the regular award committee may be authorized to administer the non-executive officer plan, it can only make awards within guidelines set by the Compensation Committee.

•

Executive officer plan: this plan is limited to participants who are executive officers of the Company and who, therefore, are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934. The executive officer plan is administered exclusively by the Compensation Committee.

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AGENDA ITEM 6. APPROVE THE 2012 AMENDMENT TO THE

2009 LONG-TERM INCENTIVE PLAN (cont’d)

Except for administration and the category of participants eligible to receive awards, the terms of the plan with respect to awards to non-executive officers and executive officers are identical.

•

Non-employee Director plan: this plan is limited to non-employee Directors of the Company and permits only grants of nonqualified stock options, stock appreciation rights, restricted stock units and restricted stock awards. The Company’s Board of Directors is responsible for selection of non-employee Directors for awards and for determination of the nature of the award. The Compensation Committee is responsible for the administration of awards granted to non-employee Directors.

Eligibility for Participation. Our employees are eligible to participate in the long-term incentive plan. Subject to the provisions of the 2009 Plan, the Compensation Committee has exclusive power in selecting participants from among the eligible employees. In addition, non-employee Directors are eligible to receive grants of nonqualified stock options, stock appreciation rights, restricted stock units and restricted stock awards under the 2009 Plan. As of February 29, 2012, approximately 2,800 employees (including nine executive officers) and all six non-employee Directors are eligible to participate in the 2009 Plan.

Types of Awards. The 2009 Plan provides that any or all of the following types of awards may be granted:

•	nonqualified stock options and stock options intended to qualify as “incentive stock options” under Section 422 of the Code;

•	stock appreciation rights (SARs);

•	restricted stock;

•	restricted stock units;

•	Canadian restricted stock units;

•	performance units; and

•	performance-based awards.

Stock Options. The Compensation Committee may grant awards under the plan in the form of options to purchase shares of our common stock. Stock options may be either nonqualified stock options or stock options intended to qualify as “incentive stock options” under Section 422 of the Code. The Compensation Committee will have the authority to determine the terms and conditions of each option, the number of shares subject to the option, and the manner and time of the option’s exercise.

The exercise price of an option may not be less than the fair market value of our common stock on the date of grant. The fair market value of shares of common stock subject to options is determined by the closing price as reported on the NYSE. As of February 29, 2012, the closing price of the Company’s common stock as reported on the NYSE was $73.31. A participant may pay the exercise price of an option in cash, in shares of the Company’s common stock or a combination of both, provided that the exercise price (including required withholding taxes) may be paid using shares of the Company’s common stock only to the extent such exercise would not result in a compensation expense to the Company for financial accounting purposes, by the withholding of shares of the Company’s common stock subject to the exercisable option which have a fair market value on the date of exercise equal to the exercise price, or by such other method as the Committee may

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AGENDA ITEM 6. APPROVE THE 2012 AMENDMENT TO THE

2009 LONG-TERM INCENTIVE PLAN (cont’d)

approve. The Compensation Committee may permit the exercise of stock options through a broker-dealer acting on a participant’s behalf if in accordance with procedures adopted by the Company to ensure that the arrangement will not constitute a personal loan to the participant. Unless sooner terminated, the stock options granted under the plan expire eight years from the date of the grant.

Stock Appreciation Rights. The Compensation Committee may grant awards under the Plan in the form of SARs. A SAR permits the participant to receive an amount (in cash or common stock) equal to the number of SARs exercised by the participant multiplied by the excess of the fair market value of common stock on the exercise date over the exercise price. The exercise price of SARs granted under the Plan cannot be less than the fair market value of a share of common stock on the date the SAR is granted. The Compensation Committee will have the authority to determine the terms and conditions of each SAR, the number of shares subject to the SAR, and the manner and time payment of amounts attributable to a SAR.

Restricted Stock Awards and Units. Shares of restricted stock and restricted stock units awarded under the plan will be subject to the terms, conditions, restrictions and/or limitations, if any, that the Compensation Committee deems appropriate, including restrictions on continued employment.

Canadian Restricted Stock Units. The Compensation Committee may authorize the establishment of a trust for purposes of administering the grant of Canadian restricted stock units to employees of our Canadian subsidiaries and affiliated entities who perform the majority of their employment duties in Canada. The restricted stock units will have substantially the same after-tax effect for Canadian employees as the restricted stock awards described above have on United States employees. Cash contributions will be made to the trust in amounts that approximate the value of units awarded to participants. The trust will be authorized to purchase shares of our common stock on the open market for use in settling the Canadian restricted stock units granted under the Plan. Upon vesting, the trustee of the trust would distribute the shares of our common stock which have been allocated to a participant’s account. Due to restrictions in the Canadian Income Tax Act, the term of a Canadian restricted stock unit must be limited to three years.

Performance Units. The Plan permits grants of performance units, which are rights to receive cash or common stock based upon the achievement of performance goals established by the Compensation Committee. Such awards are subject to the fulfillment of conditions that may be established by the Compensation Committee including, without limitation, the achievement of performance targets based upon the factors described above relating to restricted stock awards.

Award Limitations

Employee Participants. Subject to certain adjustment provisions, the Compensation Committee cannot grant options with respect to more than 800,000 shares of the Company’s common stock to any employee participant in any calendar year. In addition, and subject to certain adjustment provisions, no more than 400,000 shares of the Company’s common stock can be awarded to an employee participant under the Plan as restricted stock awards, performance units, restricted stock units or Canadian restricted stock units in any calendar year.

The foregoing award limitations, together with the requirement that all stock options under the 2009 Plan have an exercise price per share equal to not less than the fair market value per share of common stock on the grant date, are intended to help ensure that any deductions to which the company would otherwise be entitled upon the exercise of stock options granted under the plan or

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AGENDA ITEM 6. APPROVE THE 2012 AMENDMENT TO THE

2009 LONG-TERM INCENTIVE PLAN (cont’d)

the subsequent sale of the shares purchased under those options will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m). The foregoing per–participant share limitations will also apply to any performance-based awards made to a participant that are intended to qualify as performance-based compensation under Section 162(m). Accordingly, shareholder approval of this Agenda Item 6 will also constitute shareholder approval of the foregoing per-participant share limitations for purposes of Section 162(m).

A maximum of 25,500,000 shares may be granted under the 2009 Plan as Incentive Stock Options.

Non-Employee Director Participants. Subject to certain adjustment provisions, the Board cannot grant stock options or stock appreciation rights with respect to more than 30,000 shares of the company’s common stock to any employee participant in any calendar year. In addition, and subject to certain adjustment provisions, no more than 15,000 shares of the company’s common stock can be awarded to a non-employee Director participant under the plan as restricted stock awards or restricted stock units in any calendar year.

Performance Based Awards

Generally. The Compensation Committee may determine that a restricted stock award, restricted stock unit, Canadian restricted stock unit or performance unit granted to an employee will be considered “performance-based compensation” under Section 162(m) (“Performance-Based Awards”). As determined by the Compensation Committee, either the granting or vesting of such Performance-Based Awards will be based on achievement of performance objectives that are based on one or more of the business criteria described below, with respect to one or more business units or the Company and its subsidiaries as a whole.

Business Criteria. The Compensation Committee will use objectively determinable performance goals based on one or more of the following business criteria, individually or in combination: earnings; earnings per share (actual or targeted growth); earnings before interest and taxes; pretax earnings before interest, depreciation, amortization, exploration and abandonment costs; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items or operating income; revenues; sales; debt level; cost reduction targets; interest-sensitivity gap levels; cash flow (including but not limited to free cash flow, net cash flow, net cash flow before financing activities, cash flow from operations, increase in cash flow return); capital expenditures; weighted average cost of capital; debt/proved reserves; net income or gross income (including but not limited to income after capital costs and income before or after taxes); operating income; expense; working capital; operating or profit margin; pre-tax margin; contribution margin; return factors (including, but not limited to return on equity, capital employed, or investment; risk adjusted return on capital; return on investors’ capital; return on average equity; return on assets; and return on net assets); book value; operating expenses (including, but not limited to lease operating expenses, severance taxes and other production taxes, gathering and transportation and general and administrative costs); unit costs; net borrowing, debt leverage levels, credit quality, or debt ratings; accomplishment of mergers, acquisitions, dispositions, or similar business transactions (including, but not limited to acquisition goals based on value of assets acquired or similar objectives); debt to debt plus stockholder equity; debt to EBIT or EBITDA; interest coverage; total shareholder return; comparative shareholder return; market price per share; book value per share; net asset value per share; growth measures; debt to total capitalization ratio; asset quality levels; investments; economic value added; stock price appreciation; market capitalization; accounts

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AGENDA ITEM 6. APPROVE THE 2012 AMENDMENT TO THE

2009 LONG-TERM INCENTIVE PLAN (cont’d)

receivables day sales outstanding; accounts receivables to sales; achievement of balance sheet or income statement objectives; market share; assets; asset sale targets; non-performing assets; satisfactory internal or external audits; improvement of financial ratings; charge-offs; regulatory compliance; employee retention/attrition rates; individual business objectives; risk management activities, corporate value measures which may be objectively determined (including ethics, compliance, environmental, diversity commitment, and safety); amount of the oil and gas reserves; costs of finding oil and gas reserves; reserve replacement ratio, reserve additions, or other reserve level measures; drilling results; natural gas and/or oil production, production and reserve growth; implementation or completion of critical projects or processes; production volume; sales volume; production efficiency; inventory to sales; and inventory turns.

Establishment of Performance Goals. The Compensation Committee will establish the performance goals applicable to a given award no later than the earlier of ninety (90) days after the commencement of the applicable performance period or the date on which twenty-five percent (25%) of such performance period has been completed.

Certification of Performance. No Performance-Based Awards will be payable to or vest with respect to any participant for a given period until the Compensation Committee certifies that the objective performance goals applicable to such period have been satisfied.

Modification of Performance-Based Awards. The Compensation Committee may reduce or eliminate the number of shares of common stock awarded or the number of shares of common stock vested upon the attainment of a performance goal, based on such terms and conditions as the Committee deems appropriate. The Compensation Committee may make such changes to performance goals and Performance-Based Awards as the committee deems appropriate in the event of a change in corporate capitalization, corporate transaction or other corporate event as permitted by Section 162(m), or as the committee otherwise determines.

Impact of Extraordinary Items or Changes in Accounting. To the extent applicable and unless the Committee determines otherwise, the determination of the achievement of performance goals will be determined based on the relevant financial measure, computed in accordance with U.S. generally accepted accounting principles (“GAAP”), and in a manner consistent with the methods used in the Company’s audited financial statements. The Compensation Committee may provide for appropriate adjustment as it deems appropriate, including for one or more of the following items: asset write-downs; litigation or claim judgments or settlements; changes in accounting principles; changes in tax law or other laws affecting reported results; changes in commodity prices; severance, contract termination, and other costs related to exiting, modifying or reducing any business activities; costs of, and gains and losses from, the acquisition, disposition, or abandonment of businesses or assets; gains and losses from the early extinguishment of debt; gains and losses in connection with the termination or withdrawal from a pension plan; stock compensation costs and other non-cash expenses; any extraordinary non-recurring items as described in applicable Accounting Principles Board opinions or Financial Accounting Standards Board statements or in management’s discussion and analysis of financial condition and results of operation appearing in the Company’s annual report to stockholders for the applicable year; and any other specified non-operating items as determined by the committee in setting performance goals.

Death, Disability or Other Circumstances. The Compensation Committee may provide that Performance-Based Awards will be payable in the event of the participant’s death or disability, a change in control or under other circumstances consistent with the requirements of Section 162(m).

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AGENDA ITEM 6. APPROVE THE 2012 AMENDMENT TO THE

2009 LONG-TERM INCENTIVE PLAN (cont’d)

Termination of Employment

The Compensation Committee will determine the treatment of a participant’s award in the event of death, disability, retirement or termination of employment for an approved reason. Except as otherwise provided, if a participant’s employment is terminated for any other reason, all unvested awards will terminate at that time.

Company Policies. All awards granted under the 2009 Plan will be subject to any applicable clawback or recoupment, share trading or other policy of the Company.

Amending the Long-Term Incentive Plan

The Company’s Board of Directors may amend the 2009 Plan at any time. The Company’s Board of Directors may not, however, without Devon shareholder approval,

•	adopt any amendment that would increase the maximum number of shares that may be granted under the 2009 Plan (except for certain anti-dilution adjustments),

•	materially modify the 2009 Plan’s eligibility requirements, or

•

materially increase the benefits provided to participants under the 2009 Plan. Amendments to award agreements that would have the effect of repricing outstanding stock options or stock appreciation rights are prohibited.

Change in Control Event

The Compensation Committee is authorized to provide in the award agreements for the acceleration of any unvested portion of any outstanding awards under the 2009 Plan upon a change of control event.

Automatic Adjustment Features

The 2009 Plan provides for the automatic adjustment of the number and kind of shares available under it, and the number and kind of shares subject to outstanding awards in the event our common stock is changed into or exchanged for a different number or kind of shares of stock or other securities of Devon or another corporation, or if the number of shares of our common stock is increased through a stock dividend. The 2009 Plan also provides that the Compensation Committee may adjust the number of shares available under the 2009 Plan and the number of shares subject to any outstanding awards if, in the Compensation Committee’s opinion, any other change in the number or kind of shares of outstanding common stock equitably requires such an adjustment.

New Plan Benefits

To date, no awards have been made on the basis of the increase to the share reserve under the long-term incentive plan.

U.S. Federal Tax Treatment

Incentive Stock Option Grant/Exercise. A participant who is granted an incentive stock option does not realize any taxable income at the time of grant or at the time of exercise (except for alternative minimum tax). Similarly, we are not entitled to a deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant of such option or one year from the date of the exercise of such shares by the participant, any gain or loss realized on a subsequent

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AGENDA ITEM 6. APPROVE THE 2012 AMENDMENT TO THE

2009 LONG-TERM INCENTIVE PLAN (cont’d)

disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, we will not be entitled to any deduction for federal income tax purposes.

Nonqualified Stock Option and Stock Appreciation Right Grant/Exercise. A participant who is granted a nonqualified stock option or stock appreciation right does not have taxable income at the time of grant. Taxable income occurs at the time of exercise in an amount equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. We are entitled to a corresponding deduction for the same amount.

Restricted Stock Awards. A participant who has been granted an award in the form of restricted stock will not realize taxable income at the time of grant, and we will not be entitled to a deduction at the time of grant, assuming that the restrictions constitute a substantial risk of forfeiture for U.S. income tax purposes. When such restrictions lapse, the participant will receive taxable income (and have tax basis in the shares) in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and we will be entitled to a corresponding deduction. The participant may elect to include the value of his restricted stock award as income at the time it is granted under Section 83(b) of the Code, and we will take a corresponding income tax deduction at such time.

Restricted Stock Units. A participant who has been granted an award in the form of restricted stock units will not realize taxable income at the time of grant, and we will not be entitled to a deduction at the time of grant, assuming that the restrictions constitute a substantial risk of forfeiture for U.S. income tax purposes. When such restrictions lapse, the participant will receive taxable income in an amount equal to the fair market value of the shares at such time and we will be entitled to a corresponding deduction.

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its principal executive officer and any of its three other most highly compensated officers. However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, the Company’s ability to deduct compensation expense generated in connection with the exercise of stock options and stock appreciation rights granted under the plan and with respect to Performance-Based Awards should not be limited by Section 162(m) of the Code.

Canadian Tax Treatment

Stock Options. A participant who is granted a stock option does not have taxable income on the date of grant. Instead, tax liability is deferred until the time that the stock option is exercised. At the time of exercise, the participants are subject to tax on the difference between the value of the underlying shares acquired on the exercise of the stock option and the exercise price paid to acquire the shares. Generally, the participant will only be taxed on 50% of the difference in value. However, in certain circumstances, participants may also defer the recognition of this income until disposition of the shares. We will not be entitled to a deduction for Canadian tax purposes.

Canadian Restricted Stock Units. A participant who is granted a Canadian restricted stock unit will not have taxable income at the time of grant. Taxable income will instead occur as the participant becomes vested and shares of common stock are distributed to the participant. We will be entitled to a deduction for the payments made to the trust. However, the deduction will be deferred to the year in which the shares are vested and distributed to the participants.

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AGENDA ITEM 7.

STOCKHOLDER PROPOSAL FOR A REPORT ON THE

DISCLOSURE OF LOBBYING POLICIES AND PRACTICES

The Company has been notified by a group of stockholders that they intend to submit the resolution set forth below at the Annual Meeting for action by the stockholders. Pursuant to Rule 14a-8(l)(1) of the Securities Exchange Act of 1934, the Company will provide the name, address and number of shares of our common stock held by the proponents of the stockholder proposal set forth below promptly upon receipt of a written or oral request. Requests should be submitted to Devon Energy Corporation, Attention: Corporate Secretary, 333 W. Sheridan, Oklahoma City, Oklahoma 73102, email: CorporateSecretary@dvn.com or by calling (405) 235-3611.

The Board of Directors’ statement in opposition is set forth below. Proxies solicited on behalf of the Board of Directors will be voted “AGAINST” this proposal unless stockholders specify a contrary choice in their proxies.

“Whereas, businesses, like individuals, have a recognized legal right to express opinions to legislators and regulators on public policy matters. It is important that our company’s lobbying positions, as well as processes to influence public policy, are transparent. Public opinion is skeptical of corporate influence on Congress and public policy and questionable lobbying activity may pose risks to our company’s reputation when controversial positions are embraced. Hence, we believe full disclosure of Devon’s policies, procedures and oversight mechanisms is warranted.

Resolved, the shareholders of Devon Energy Corp. request the Board authorize the preparation of a report, updated annually, disclosing:

1.

Company policy and procedures governing the lobbying of legislators and regulators, including that done on our company’s behalf by trade associations. The disclosure should include both direct and indirect lobbying and grassroots lobbying communications.

2.

A listing of payments (both direct and indirect, including payments to trade associations) used for direct lobbying as well as grassroots lobbying communications, including the amount of the payment and the recipient.

3.	Membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of the decision making process and oversight by the management and Board for

a.	direct and indirect lobbying contribution or expenditure;

b.	payment for grassroots lobbying expenditure.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation, (b) reflects a view on the legislation and (c) encourages the recipient of the communication to take action with respect to the legislation.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee of the Board or other relevant oversight committees of the Board and posted on the company’s website.

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AGENDA ITEM 7. STOCKHOLDER PROPOSAL FOR A REPORT ON THE

DISCLOSURE OF LOBBYING POLICIES AND PRACTICES (cont’d)

Supporting Statement

As shareholders, we encourage transparency and accountability on the use of staff time and corporate funds to influence legislation and regulation both directly and indirectly as well as grassroots lobbying initiatives. We believe such disclosure is in shareholder’s best interests. Absent a system of accountability, company assets could be used for policy objectives contrary to a company’s long-term interests posing risks to the company and shareholders.

For example, a company may lobby directly or through a trade association to weaken the Foreign Corrupt Practices Act, or stop the EPA from regulating climate change or trying to limit the Consumer Finance Protection Bureau.

Devon is actively involved in the American Petroleum Institute & National Association of Manufacturers both very active lobbyists.

Company funds of approximately $4.45 million for 2009 and 2010 supported direct federal lobbying activities, according to disclosure reports. (U.S. Senate Office of Public Record) This figure may not include grassroots lobbying to directly influence legislation by mobilizing public support or opposition. Also, not all states require disclosure of lobbying expenditures.

We encourage our Board to require comprehensive disclosure related to direct, indirect and grassroots lobbying.”

The Board of Directors recommends a vote “AGAINST” the proposal for the preparation of a report disclosing specified lobbying policies and practices.

Opposition Statement of the Company: This proposal requests the Board of Directors to authorize the preparation of a report disclosing the Company’s lobbying policies, procedures and practices. For the reasons discussed below, the Board of Directors recommends a vote “AGAINST” this stockholder proposal.

The Board of Directors believes that the Company’s current disclosures regarding lobbying practices and procedures are significant, adequate and accessible. The Board of Directors agrees with the shareholder proponents regarding the importance of transparency and accountability with respect to use of staff time and corporate funds. However, we currently provide extensive disclosures regarding our lobbying practices and policies.

Nearly five years ago, Congress passed the Honest Leadership and Open Government Act, which amended parts of the Lobbying Disclosure Act of 1995 and dramatically increased overall required disclosure of lobbying activities. Pursuant to these laws, we provide quarterly reports on the aggregate amount that is spent on lobbying activities and bill numbers of lobbied legislation, and provides semi-annual reports on political action committee contributions, expenses relating to meetings, conferences and awards of certain officials, and charitable contributions. These disclosures are publicly available on the Internet through databases maintained by the U.S. House of Representatives and U.S. Senate at http://lobbyingdisclosure.house.gov/ and

http://soprweb.senate.gov/index.cfm?event=lobbyistselectfields, respectively. We also disclose lobbying activities pursuant to applicable state law, including Montana, New Mexico, Texas, Wyoming and Oklahoma, and these reports are publicly available through state websites. Our lobbying policies and practices are included in our “Code of Business Conduct,” which is available

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AGENDA ITEM 7. STOCKHOLDER PROPOSAL FOR A REPORT ON THE

DISCLOSURE OF LOBBYING POLICIES AND PRACTICES (cont’d)

through our corporate website at www.dvn.com. Given our current level of disclosure with respect to lobbying activities, the Board of Directors believes that the proposal is unnecessary. The Board of Directors also believes that additional disclosures with respect to lobbying practices would not provide useful information to our stockholders. As evidenced by the proponent’s supporting statement, information concerning our lobbying activities is already available. Further, we do not currently have a substantial involvement in lobbying activities and have historically spent an annual amount that totals less than 0.01% (less than one one-hundredth of a percent) of our total assets. We do not directly engage in any “grassroots lobbying communication.” We also do not directly influence how the trade associations to which we contribute spend monies for lobbying purposes, nor is lobbying our primary purpose for joining such associations. Therefore, the Board of Directors believes that our expenditures on, and involvement with, lobbying activities are insignificant.

The Board of Directors believes that the currently available information with respect to lobbying activities strikes the appropriate balance between transparency and excessive burden and cost. The proposal’s requirements would tip this balance, resulting in the waste of valuable time and corporate resources tracking immaterial activity without materially altering the publicly-available disclosure that currently exists.

For the foregoing reasons, the Board of Directors recommends a vote “AGAINST” the proposal for the preparation of a report disclosing specified lobbying policies and practices.

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SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder desiring to present a proposal for inclusion in our Proxy Statement for our 2013 Annual Meeting of Stockholders must present the proposal to our Corporate Secretary not later than December 27, 2012. Only those proposals that comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 will be included in our Proxy Statement for the 2013 Annual Meeting. Written notice of stockholder proposals submitted outside the process of Rule 14a-8 for consideration at the 2013 Annual Meeting of Stockholders, but not included in our Proxy Statement, must be received by our Corporate Secretary at 333 W. Sheridan, Oklahoma City, Oklahoma 73102, or email: CorporateSecretary@dvn.com between February 7, 2013 and March 8, 2013 in order to be considered timely, and must otherwise comply with the provisions of our Bylaws.

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OTHER MATTERS

Our Board of Directors knows of no other matter to come before the meeting other than that set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies as they deem advisable in accordance with their best judgment.

Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS
Oklahoma City, Oklahoma April 25, 2012	Carla D. Brockman Vice President Corporate Governance and Corporate Secretary

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Appendix A

PROPOSED AMENDMENT TO ARTICLE VI OF THE

DEVON ENERGY CORPORATION AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

ARTICLE VI

Meeting of Stockholders

A.    Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. Except as otherwise provided for or fixed pursuant to the provisions of Article IV relating to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only (i) pursuant to a resolution adopted by a majority of the then-authorized number of directors of the Corporation, and (ii) if permitted by the Bylaws of the Corporation, by the Chairman of the Board or the President of the Corporation as and in the manner provided in the Bylaws of the Corporation, and (iii) by the Secretary of the Corporation upon receipt of the written request of one or more record holders owning, and having held continuously for a period of at least one year prior to the date such request is delivered, an aggregate of not less than 25% of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote on the matter or matters to be brought before the proposed special meeting, provided that such written request is made in accordance with and subject to the applicable requirements and procedures of the Bylaws of the Corporation, including any limitations on the stockholders’ ability to request a special meeting set forth in the Bylaws of the Corporation. Special meetings of stockholders may not be called by any other person or persons or in any other manner. The ability of the stockholders of the Corporation to call a special meeting of stockholders is hereby specifically denied. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

B.    In addition to the powers conferred on the Board by this Certificate of Incorporation and by the General Corporation Law, and without limiting the generality thereof, the Board is specifically authorized from time to time, by resolution of the Board without additional authorization by the stockholders of the Corporation, to adopt, amend or repeal the Bylaws of the Corporation, in such form and with such terms as the Board may determine, including, without limiting the generality of the foregoing, Bylaws relating to (i) regulation of the procedure for submission by stockholders of nominations of persons to be elected to the Board, (ii) regulation of the attendance at annual or special meetings of the stockholders of persons other than holders of record or their proxies, and (iii) regulation of the manner in which, and the circumstances under which, special meetings may be called by stockholders pursuant to Paragraph A of this Article VI or and (iv) the regulation of the business that may properly be brought by a stockholder of the Corporation before an annual or special meeting of stockholders of the Corporation.

A-1

Appendix B

2012 INCENTIVE COMPENSATION PLAN

DEVON ENERGY CORPORATION

2012 INCENTIVE COMPENSATION PLAN

Effective January 1, 2012

1.    Purpose of the Plan. The purpose of the Plan is to provide a link between compensation and performance, to motivate participants to achieve corporate performance objectives and to enable the Company to attract and retain high quality Eligible Employees.

2.    Definitions. As used herein, the following definitions shall apply:

(a) “Affiliated Entity” means any partnership or limited liability company in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

(b) “Board” means the Board of Directors of the Company.

(c) “Bonus” means a cash payment made pursuant to the Plan.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the Compensation Committee of the Board.

(f) “Company” means Devon Energy Corporation, a Delaware corporation.

(g) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m) of the Code.

(h) “Director” means a non-Employee member of the Board.

(i) “Eligible Employee” means any Employee who is selected for participation in the Plan by the Committee and (i) holds the title or position of Executive Vice President or above or (ii) is an officer subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended.

(j) “Employee” means any person who is in the employ of the Company, a subsidiary or an Affiliated Entity, subject to the control and direction of the Company, the subsidiary or the Affiliated Entity as to both the work to be performed and the manner and method of performance. Neither service as a Director nor fees received from the Company, the subsidiary or the Affiliated Entity for service as a Director shall be sufficient to constitute Employee status.

(k) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(l) “Performance Goal” means any measurable criterion tied to the success of the Company and based on one or more of the business criteria described in Section 6.

(m) “Performance Period” means a fixed period established by the Committee that may range in duration from a minimum period of twelve (12) months to a maximum period of thirty-six (36) months and over which the attainment of the applicable Performance Goals set by the Committee is to be measured.

(n) “Plan” means the Devon Energy Corporation 2012 Incentive Compensation Plan.

3.    Administration of the Plan.

(a) The Committee. The Plan shall be administered by the Committee (or a subcommittee of the Committee) which shall be comprised solely of two or more Directors eligible to serve on a committee awarding Bonus payments qualifying as Performance-Based Compensation.

(b) Powers of the Committee. Subject the provisions of the Plan (including any other powers given to the Committee hereunder), the Committee shall have the authority, in its discretion, to:

(i) establish the duration of each Performance Period;

(ii) select the Eligible Employees who are to participate in the Plan for such Performance Period;

(iii) determine the specific Performance Goal or Goals for each Performance Period and the relative weighting of those goals, establish one or more designated levels of attainment for each such goal and set the Bonus potential for each participant at each corresponding level of attainment;

(iv) certify the level at which the applicable Performance Goal or Goals are attained for the Performance Period and determine, on the basis of that certification, the actual Bonus for each participant in an amount not to exceed his or her maximum Bonus potential for the certified level of attainment;

(v) exercise discretionary authority, when appropriate, to reduce the actual Bonus payable to any participant below his or her Bonus potential for the attained level of the Performance Goal(s) for the Performance Period;

(vi) construe and interpret the terms of the Plan and Bonuses awarded under the Plan;

(vii) establish additional terms, conditions, rules or procedures for the administration of the Plan; provided, however, that no Bonus shall be awarded under any such additional terms, conditions, rules or procedures which are inconsistent with the provisions of the Plan; and

(viii) take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

All decisions and determinations by the Committee shall be final, conclusive and binding on the Company, its subsidiaries, Affiliated Entities, the participants, and any other persons having or claiming an interest hereunder.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, members of the Committee who administer the Plan shall be defended and indemnified by the Company, to the extent permitted by law, on an after-tax basis against (i) all reasonable expenses (including attorneys’ fees) actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Bonus awarded hereunder and (ii) all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within 30 days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to handle and defend the same.

4.    Coverage. All Eligible Employees shall be covered by the Plan, except to the extent the Committee may elect to exclude one or more Eligible Employees from participation in a designated Performance Period.

5.    Terms and Conditions of Bonus Awards.

(a) Pre-Established Performance Goals. Payment of Bonuses shall be based solely on account of the attainment of one or more pre-established, objective Performance Goals over the designated Performance Period. The Committee shall establish one or more objective Performance Goals with respect to each Eligible Employee in writing not later than 90 days after the commencement of the Performance Period to which the Performance Goals relate or the date on which twenty-five percent (25%) of such Performance Period has been completed (or such other date as may be required or permitted under Section 162(m) of the Code), provided that the outcome of the Performance Goals must be substantially uncertain at the time of their establishment. Performance Goals shall be based solely on one or more of the business criteria described in the Section 6 and shall be weighted, equally or in such other proportion as the Committee shall determine at the time such Performance Goals are established, for purposes of determining the actual Bonus amounts that may become payable upon the attainment of those goals. For each Performance Goal, the Committee may establish one or more designated levels of attainment and set the Bonus potential for each Eligible Employee at each designated performance level. Alternatively, the Committee may establish a linear formula for determining the Bonus potential at various points of Performance Goal attainment. Under no circumstance, however, shall the aggregate Bonus potential for any participant for any Performance Period exceed the applicable maximum dollar amount set forth in Section 5(d).

(b) Committee Certification. As soon as administratively practicable following the completion of the Performance Period, the Committee shall certify the actual levels at which the Performance Goal or Goals for that period have been attained and determine, on the basis of such certified levels, the actual Bonus amount to be paid to each Eligible Employee for that Performance Period. Such certification shall be final, conclusive and binding on the participant, and on all other persons, to the maximum extent permitted by law.

(c) Committee Discretion. The Committee, in determining the amount of the Bonus actually to be paid to an Eligible Employee, shall in no event award a Bonus in excess of the dollar amount determined on the basis of the Bonus potential established for the particular level at which each of the applicable Performance Goals for the Performance Period is attained. If the actual level of attainment is between two of the designated performance levels, the Bonus amounts will be interpolated on a straight-line basis between those two levels. In addition, the Committee shall have the discretion to reduce or eliminate the Bonus that would otherwise be payable with respect to one or more Performance Goals on the basis of the certified level of attained performance of those goals. In exercising its discretion to reduce the Bonus payable to any participant, the Committee may utilize such objective or subjective criteria as the Committee deems appropriate in its sole and absolute discretion. The Committee shall not waive any Performance Goal applicable to a participant’s Bonus potential for a particular Performance Period, provided that, the Committee may, in its sole discretion, waive the Performance Goal for a particular Performance Period in the event of the participant’s death or disability or under such circumstances as the Committee deems appropriate in the event a Change in Control should occur prior to the completion of that Performance Period. For purposes of the Plan, a Change in Control shall have the same definition as set forth in the Company’s 2009 Long-Term Incentive Plan (or any successor to that plan).

(d) Individual Limitations on Awards. Notwithstanding any other provision of the Plan, the maximum amount of any Bonus paid to a Covered Employee or other Eligible Employee under the Plan shall be limited to Five Million Dollars ($5,000,000) per each twelve (12)-month period (or portion thereof) included within the applicable Performance Period.

(e) Payment Date. Payment of such Bonus amounts shall be made as soon as administratively practicable thereafter, but in any event, no later than March 15 of the year following the year in which the Performance Period ends. No participant shall accrue any right to receive a Bonus award under the Plan unless that participant remains in Employee status until the payment date for that Bonus following the completion of the Performance Period. Accordingly, no Bonus payment shall be made to any participant who ceases Employee status prior to the payment date for that Bonus; provided, however, that the Committee shall have complete discretion to award a full or pro-rated Bonus, based on the level at which the applicable Performance Goals are attained for the Performance Period, to a participant who ceases Employee status prior to such payment date by reason of death or disability or in connection with an involuntary reduction in force. A participant may also defer the payment of the Bonus pursuant to the terms and conditions of the Company’s Deferred Compensation Plan (or any successor plan) and in compliance with Section 409A of the Code.

(f) Withholding Tax. To the extent required by applicable federal, state, local or foreign law, each employer shall withhold all applicable taxes from all Bonus amounts.

6.    Business Criteria.

(a) Permitted Criteria. Performance Goals established by the Committee may be based on any one of, or combination of, the following: earnings; earnings per share (actual or targeted growth); earnings before interest and taxes; pretax earnings before interest, depreciation, amortization, exploration and abandonment costs; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items or operating income; revenues; sales; debt level; cost reduction targets; interest-sensitivity gap levels; cash flow (including but not limited to free cash flow, net cash flow, net cash flow before financing activities, cash flow from operations, increase in cash flow return); capital expenditures; weighted average cost of capital; debt/proved reserves; net income or gross income (including but not limited to income after capital costs and income before or after taxes); operating income; expense; working capital; operating or profit margin; pre-tax margin; contribution margin; return factors (including, but not limited to return on equity, capital employed, or investment; risk adjusted return on capital; return on investors’ capital; return on average equity; return on assets; and return on net assets); book value; operating expenses (including, but not limited to lease operating expenses, severance taxes and other production taxes, gathering and transportation and general and administrative costs); unit costs; net borrowing, debt leverage levels, credit quality, or debt ratings; accomplishment of mergers, acquisitions, dispositions, or similar business transactions (including, but not limited to acquisition goals based on value of assets acquired or similar objectives); debt to debt plus stockholder equity; debt to EBIT or EBITDA; interest coverage; total shareholder return; comparative shareholder return; market price per share; book value per share; net asset value per share; growth measures; debt to total capitalization ratio; asset quality levels; investments; economic value added; stock price appreciation; market capitalization; accounts receivables day sales outstanding; accounts receivables to sales; achievement of balance sheet or income statement objectives; market share; assets; asset sale targets; non-performing assets; satisfactory internal or external audits; improvement of financial ratings; charge-offs; regulatory compliance; employee retention/attrition rates; individual business objectives; risk management activities, corporate value measures which may be objectively determined (including ethics, compliance, environmental, diversity commitment, and safety); amount of the oil and gas reserves; costs of finding oil and gas reserves; reserve replacement ratio, reserve additions, or other reserve level measures; drilling results; natural gas and/or oil production, production and reserve growth; implementation or completion of critical projects or processes; production volume; sales volume; production efficiency; inventory to sales; and inventory turns. Such Performance Goals may be measured not only in terms of the Company’s performance but also in terms of its performance relative to the performance of other entities or may be measured on the basis of the performance of any of the Company’s business units or divisions or any parent or subsidiary entity. Performance may also be measured on an absolute basis, relative to internal business plans, or based on growth. As may be applicable, they may also be measured in aggregate or on a per-share basis. Performance Goals need not be uniform as among participants.

(b) Authorized Adjustments. To the extent applicable, subject to the following sentence and unless the Committee determines otherwise, the determination of the achievement of Performance Goals shall be determined based on the relevant financial measure, computed in accordance with U.S. generally accepted accounting principles (“GAAP”), and in a manner consistent with the methods used in the Company’s audited financial statements. To the extent permitted by Section 162(m) of the Code, in setting the Performance Goals within the period prescribed in Section 5(a), the Committee may provide for appropriate adjustment as it deems appropriate, including for one or more of the following items: asset write-downs; litigation or claim judgments or settlements; changes in accounting principles; changes in tax law or other laws affecting reported results; changes in commodity prices; severance, contract termination, and other costs related to exiting, modifying or reducing any business activities; costs of, and gains and losses from, the acquisition, disposition, or abandonment of businesses or assets; gains and losses from the early extinguishment of debt; gains and losses in connection with the termination or withdrawal from a pension plan; stock compensation costs and other non-cash expenses; any extraordinary non-recurring items as described in applicable Accounting Principles Board opinions or Financial Accounting Standards Board statements or in management’s discussion and analysis of financial condition and results of operation appearing in the Company’s annual report to stockholders for the applicable year; and any other specified non-operating items as determined by the Committee in setting Performance Goals.

7.    Effective Date and Term of Plan. The Plan is effective on January 1, 2012, but no Bonus shall be paid under this Plan to a Covered Employee unless the Plan is approved by the Company stockholders at the 2012 annual meeting. Assuming that such stockholder approval is obtained, the Plan shall continue in effect until the Board terminates it or until stockholder approval again is required for the Plan to meet the requirements of Code Section 162(m) but is not obtained.

8.    Amendment, Suspension or Termination of the Plan. The Board may at any time amend, suspend or terminate the Plan. However, any amendment or modification of the Plan shall be subject to stockholder approval to the extent required under Code Section 162(m) or other applicable law or regulation.

9.    General Provisions.

(a) Transferability. No participant in the Plan shall have the right to transfer, alienate, pledge or encumber his or her interest in the Plan, and such interest shall not (to the maximum permitted by law) be subject to the claims of the participant’s creditors or to attachment, execution or other process of law. However, should a participant die before payment is made of the actual Bonus to which he or she has become entitled under the Plan, then that Bonus shall be paid to the executor or other legal representative of his or her estate.

(b) No Rights to Employment. Neither the action of the Company in establishing or maintaining the Plan, nor any action taken under the Plan by the Committee, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in Employee status for any period of specific duration, and each participant shall at all times remain an Employee at-will and may accordingly be discharged at any time, with or without cause and with or without advance notice of such discharge.

(c) Acknowledgement of Authority. All Bonuses shall be awarded conditional upon the participant’s acknowledgement, by participation in the Plan, that all decisions and determinations of the Committee shall be final and binding on the participant, his or her beneficiaries and any other person having or claiming an interest in such Bonus.

(d) Company Policies. All Bonuses under the Plan shall be subject to any applicable clawback or recoupment policy of the Company adopted from time to time by the Board.

(e) Unfunded Obligation. Eligible Employees eligible to participate in the Plan shall have the status of general unsecured creditors of the Company. Any amounts payable to such Employees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including (without limitation) Title I of the Employee Retirement Income Security Act of 1974, as amended. The Company shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. Employees shall have no claim against the Company for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

(f) Reliance on Reports. Each member of the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its subsidiaries or Affiliated Entities and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

(g) Successors. The terms and conditions of the Plan, together with the obligations and liabilities of the Company that accrue hereunder, shall be binding upon any successor to the Company, whether by way of merger, consolidation, reorganization or other change in ownership or control of the Company.

(h) Section 409A. The Plan is intended to comply with the short-term deferral rule set forth in the regulations under Section 409A of the Code in order to avoid application of Section 409A of the Code to the Plan. If and to the extent that any payment under this Plan is deemed to be deferred compensation subject to the requirements of Section 409A of the Code, this Plan shall be administered so that such payments are made in accordance with the requirements of Section 409A of the Code. If an award is subject to Section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, and (iii) in no event shall a participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. Any award granted under the Plan that is subject to Section 409A of the Code and that is to be distributed to a key employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such award shall be postponed for six months following the date of the participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 30 days after the end of the six-month period. If the participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the participant’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code.

(i) Governing Law. The validity, construction, interpretation and effect of the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

IN WITNESS WHEREOF,             , by its duly authorized officer acting in accordance with a resolution duly adopted by the Board of Directors of Devon Energy Corporation, has executed this Plan on                     , 2011, effective as of January 1, 2012.

Appendix C

DEVON ENERGY CORPORATION

2009 LONG-TERM INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE JUNE 6, 2012)

ARTICLE I

PURPOSE

SECTION 1.1    Purpose. The 2009 Devon Energy Corporation Long-Term Incentive Plan is established by Devon Energy Corporation (the “Company”) to create incentives designed to provide meaningful share ownership opportunities that align Participants’ long-term interests with those of our stockholders, emphasize long-term performance results, and promote retention of Participants. Toward these objectives, the Plan provides for the grant of Options, Restricted Stock Awards, Restricted Stock Units, Canadian Restricted Stock Units, Performance Units and SARs to Eligible Employees and the grant of Nonqualified Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units to Eligible Directors, subject to the conditions set forth in the Plan. The Plan is designed to provide flexibility to meet the needs of the Company in a changing and competitive environment while minimizing dilution to the Company’s stockholders. The Company does not intend to use all incentive vehicles at all times for each Participant but will selectively grant Awards to achieve long-term goals.

SECTION 1.2    Establishment. The Plan was originally adopted by the Board on June 3, 2009. This amendment and restatement of the Plan was adopted by the Board on March 7, 2012, and will become effective as of that date, if this amendment and restatement of the Plan is approved by the stockholders of the Company by a majority of the outstanding shares of Common Stock present, or represented and entitled to vote at a meeting of the stockholders of the Company to be held on June 6, 2012 for such purpose. If this amendment and restatement of the Plan is not so approved at such meeting, then the 2009 Devon Energy Corporation Long-Term Incentive Plan as in effect immediately prior to March 7, 2012 shall remain in effect. The authority to issue Awards under the Plan will terminate on June 2, 2019 and the remaining terms of the Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

SECTION 1.3    Shares Subject to the Plan. Subject to the limitations set forth in the Plan, Awards may be made under this Plan for a total of 47 million shares of Common Stock since the inception of the Plan. Shares of Common Stock covered by an Award under prior Devon Energy Corporation long-term incentive plans, including assumed plans, which are forfeited, cancelled, or expire after the Effective Date of this Plan shall be added to the shares of Common Stock authorized for issuance under this Plan. Any shares granted as Options or SARs shall be counted against this limit as one share for each share granted. Any shares granted under Awards other than Options or SARs shall be counted against this limit as 2.38 shares for each share granted. Provided further, that a maximum of 25.5 million shares of the total authorized under this SECTION 1.3 may be granted as Incentive Stock Options. The limitations of this SECTION 1.3 shall be subject to adjustment pursuant to ARTICLE XII. The number of shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of shares which then remain available for issuance under the Plan. The Company shall, at all times, reserve and keep available sufficient shares to satisfy the requirements of the Plan during the term of the Plan.

ARTICLE II

DEFINITIONS

SECTION 2.1    “Account” means the recordkeeping account established by the Company which will be utilized to track an Award of Canadian Restricted Stock Units, Performance Units, Restricted Stock Units, or dividends or dividend equivalents to a Participant.

SECTION 2.2    “Affiliated Entity” means any partnership or limited liability company in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

SECTION 2.3    “Award” means, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit, Canadian Restricted Stock Unit, Performance Unit or SAR granted under the Plan to an Eligible Employee by the Committee or any Nonqualified Stock Option, SAR, Restricted Stock Award or Restricted Stock Unit granted under the Plan to an Eligible Director by the Board pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

SECTION 2.4    “Award Agreement” means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers.

SECTION 2.5    “Board” means the Board of Directors of the Company.

SECTION 2.6    “Canadian Employee Benefit Plan” has the meaning set out under ARTICLE VIII of the Plan.

SECTION 2.7    “Canadian Employee Benefit Trust” has the meaning set out under ARTICLE VIII of the Plan.

SECTION 2.8    “Canadian Restricted Stock Unit” means the Awards under ARTICLE VIII of the Plan authorized for grant to Eligible Employees of one of the Company’s Canadian Subsidiaries or Affiliated Entities.

SECTION 2.9    “Change in Control Event” means the occurrence of any one of the following events:

(i) the Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(ii) any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange of Act of 1934 (the “Act”)), directly or indirectly, of Company securities representing 30% or more of either (x) the Company’s outstanding shares of common stock or (y) the combined voting power of the Company’s then outstanding securities eligible to vote in the election of directors (each, “Company Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control Event by virtue of any of the following acquisitions or transactions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Qualifying Transaction;

(iii) the consummation of a merger, consolidation, statutory share exchange, or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets to an entity that is not an Affiliate (a “Sale”), unless:

(A) immediately following the consummation of the Reorganization or Sale, the holders of the Company’s shares of common stock hold or receive in such Reorganization or hold more than 50% of each of the outstanding common stock and the total voting power of securities eligible to vote in the election of directors of (x) the corporation resulting from such Reorganization or the corporation that has acquired all or substantially all of the assets of the Company (in either case, the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”),

(B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes, as a result of the Reorganization or Sale, the beneficial owner, directly or indirectly, of 30% or more of the outstanding shares of common stock or the total voting power of the outstanding voting securities eligible to vote in the election of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and

(C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale;

(any Reorganization or Sale that satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control Event shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of Company Securities due to the Company’s acquisition of Company Securities that reduces the number of Company Securities outstanding; provided, however, if, following such acquisition by the Company, such person becomes the beneficial owner of additional Company Securities that increases the percentage of outstanding Company Securities beneficially owned by such person, a Change in Control shall then occur. In addition, if a Change in Control Event occurs pursuant to paragraph 2.9(ii) above, no additional Change in Control Event shall be deemed to occur pursuant to paragraph 2.9(ii) by reason of subsequent changes in holdings by such person (except if the holdings by such person are reduced below 30% and thereafter increase to 30% or above).

Provided, however, solely with respect to any Award that the Committee determines to be subject to Section 409A of the Code, the provisions of Section 409A and the regulations promulgated thereunder shall define a “Change in Control Event” for purposes of such Award.

For purposes of Awards granted to employees of Devon Canada Corporation, the Committee may, pursuant to the Award Agreement, define a “change in control event” to include a change in control of Devon Canada Corporation as the Committee determines.

SECTION 2.10    “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

SECTION 2.11    “Committee” shall have the meaning set forth in SECTION 3.1.

SECTION 2.12    “Common Stock” means the common stock, par value $.10 per share, of the Company, and after substitution, such other stock as shall be substituted therefore as provided in ARTICLE XII.

SECTION 2.13    “Compensation Committee” means the Compensation Committee of the Board.

SECTION 2.14    “Date of Grant” means the date on which the grant of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

SECTION 2.15    “Effective Date” means June 3, 2009.

SECTION 2.16    “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Committee.

SECTION 2.17    “Eligible Director” means any member of the Board who is not an employee of the Company, an Affiliated Entity or any Subsidiary.

SECTION 2.18    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

SECTION 2.19    “Executive Officer Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

SECTION 2.20    “Fair Market Value” means (A) during such time as the Common Stock is listed upon the New York Stock Exchange or any other established stock exchange, the closing price of the Common Stock as reported by such stock exchange on the day for which such value is to be determined, or, if no sale of the Common Stock shall have been made on any such stock exchange that day, on the following day on which there was a sale of such Common Stock, or (B) during any such time as the Common Stock is not listed upon an established stock exchange, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc., or (C) during any such time as the Common Stock cannot be valued pursuant to (A) or (B) above, the fair market value shall be as determined by the Board considering all relevant information including, by example and not by limitation, the services of an independent appraiser.

SECTION 2.21    “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

SECTION 2.22    “Incumbent Directors” means the members of the Company’s Board of Directors on the Effective Date; provided, however, that (x) any person becoming a director and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be deemed an Incumbent Director, and (y) no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the Act (“Election Contest”)) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the Act and as used in Sections 13(d)(3) and 14(d)(2) of the Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; provided further, however, that when two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of Company securities, such partnership, syndicate or group shall be deemed a “person” for purposes of this definition.

SECTION 2.23    “Non-Executive Officer Participants” means Participants who are not subject to the provisions of Section 16 of the Exchange Act.

SECTION 2.24    “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

SECTION 2.25    “Option” means an Award granted under ARTICLE V of the Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

SECTION 2.26    “Participant” means an Eligible Employee of the Company, a Subsidiary, or an Affiliated Entity to whom an Award has been granted by the Committee or an Eligible Director to whom an Award has been granted by the Board under the Plan.

SECTION 2.27    “Performance-Based Award” means a Restricted Stock Award, Restricted Stock Unit, Canadian Restricted Stock Unit or Performance Unit granted under the Plan to an Eligible Employee in accordance with ARTICLE XI.

SECTION 2.28    “Performance Units” means those monetary units that may be granted to Eligible Employees pursuant to ARTICLE IX hereof.

SECTION 2.29    “Plan” means Devon Energy Corporation 2009 Long-Term Incentive Plan, as amended from time to time.

SECTION 2.30    “Regular Award Committee” means a committee comprised of the individual who is the Company’s chief executive officer and such additional members, if any, as shall be appointed by the Compensation Committee.

SECTION 2.31    “Restricted Stock Award” means an Award granted to an Eligible Employee or Eligible Director under ARTICLE VI of the Plan.

SECTION 2.32    “Restricted Stock Unit” means an Award granted to an Eligible Employee or Eligible Director under ARTICLE VII of the Plan.

SECTION 2.33    “Restriction Period” means the period when a Restricted Stock Award or Restricted Stock Unit is subject to forfeiture based upon continued employment over a period of time, the achievement of performance criteria, the occurrence of other events and/or the satisfaction of nondisclosure and protection of business provisions as determined by the Committee, in its discretion.

SECTION 2.34    “SAR” means a stock appreciation right granted to an Eligible Employee or Eligible Director under ARTICLE X of the Plan.

SECTION 2.35    “Secretary” means the corporate secretary of the Company duly elected by the Board.

SECTION 2.36    “Subsidiary” shall have the same meaning set forth in Section 424 of the Code.

ARTICLE III

ADMINISTRATION

SECTION 3.1    Administration of the Plan by the Committee. For purposes of administration, the Plan shall be deemed to consist of three separate stock incentive plans, a “Non-Executive Officer Participant Plan” which is limited to Non-Executive Officer Participants, an “Executive Officer Participant Plan” which is limited to Executive Officer Participants and a “Non-Employee Director Participant Plan” which is limited to Eligible Directors. Except for administration and the category of Eligible Employees eligible to receive Awards, the terms of the Non-Executive Officer Participant Plan and the Executive Officer Participant Plan are identical. The Non-Employee Director Plan has other variations in terms and only permits the grant of Nonqualified Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units.

The Non-Executive Officer Participant Plan shall be administered by the Compensation Committee. The Compensation Committee may, at its discretion, delegate authority to the Regular Award Committee to administer the Non-Executive Officer Participant Plan to the extent permitted by applicable law, rule or regulation. The Regular Award Committee may only act within guidelines established by the Compensation Committee. The Executive Officer Participant Plan shall be administered by the Compensation Committee. With respect to the Non-Executive Officer Participant Plan and to decisions relating to Non-Executive Officer Participants, including the grant of Awards, the term “Committee” shall mean the Compensation Committee, and refer to the Regular Award Committee as authorized by the Compensation Committee; and with respect to the Executive Officer Participant Plan and to decisions relating to the Executive Officer Participants, including the grant of Awards, the term “Committee” shall mean only the Compensation Committee.

The Compensation Committee shall consist solely of two or more members of the Board who shall be (i) “non-employee directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) of the Exchange Act, (ii) “outside directors” within the meaning of Section 162(m) of the Code, and (iii) “independent directors”, as determined in accordance with the independence standards established by the stock exchange on which the Common Stock is at the time primarily traded.

Subject to the provisions of the Plan, the Committee shall have exclusive power to:

(a) Select Eligible Employees to participate in the Plan.

(b) Determine the time or times when Awards will be made.

(c) Determine the form of an Award, whether an Option, Restricted Stock Award, Restricted Stock Unit, Canadian Restricted Stock Unit, Performance Unit or SAR, the number of shares of Common Stock, Canadian Restricted Stock Units, Restricted Stock Units or Performance Units subject to the Award, the amount and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement.

(d) Determine whether Awards will be granted singly or in combination.

(e) Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.

(f) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

SECTION 3.2    Administration of Grants to Eligible Directors. The Board shall have the exclusive power to select Eligible Directors to participate in the Plan and to determine the number of Nonqualified Stock Options, SARs, Restricted Stock Units or shares of Restricted Stock awarded to Eligible Directors selected for participation. The Compensation Committee shall administer all other aspects of the Awards made to Eligible Directors.

SECTION 3.3    Compensation Committee to Make Rules and Interpret Plan. The Committee in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan, as it may deem necessary or advisable for the administration of the Plan. The Committee’s interpretation of the Plan or any Awards and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

ARTICLE IV

GRANT OF AWARDS

SECTION 4.1    Grant of Awards. Awards granted under this Plan shall be subject to the following conditions:

(a) Subject to ARTICLE XII, the aggregate number of shares of Common Stock made subject to the grant of Options and SARs to any Eligible Employee in any calendar year may not exceed 800,000.

(b) Subject to ARTICLE XII, the aggregate number of shares of Common Stock made subject to the grant of Restricted Stock Awards, Restricted Stock Units, Canadian Restricted Stock Units and Performance Unit Awards to any Eligible Employee in any calendar year may not exceed 400,000.

(c) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise or are exchanged in the Committee’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan and shall not be counted against the shares authorized under SECTION 1.3. Shares of Common Stock which are (i) tendered in payment of an Option, (ii) tendered or withheld in payment of taxes or repurchased using Option proceeds, or (iii) not issued or delivered as a result of the net settlement of an outstanding SAR or Option, shall not be added back to the shares authorized under SECTION 1.3.

(d) In the case of any Award granted in substitution for an award of a company or business acquired by the Company, a Subsidiary or an Affiliated Entity, shares of Common Stock issued or issuable in connection with such substitution will not be counted against the number of shares of Common Stock reserved under the Plan, but will be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

(e) Common Stock delivered by the Company in payment of an Award authorized under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(f) The Compensation Committee shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

(g) The Compensation Committee shall from time to time establish guidelines for the Regular Award Committee regarding the grant of Awards to Eligible Employees.

(h) Separate certificates or a book-entry registration representing Common Stock shall be delivered to a Participant upon the exercise of any Option.

(i) Restricted Stock Awards, Restricted Stock Units and Canadian Restricted Stock Units which vest based upon the Participant’s continued employment shall be limited in such a way that, except in the case of termination due to death, disability, or an approved reason, or the occurrence of a Change in Control Event, (i) no portion of the Award will vest prior to the first anniversary of the Date of Grant; (ii) up to one-third of the shares subject to the Award is eligible to vest on or after the first anniversary of the Date of Grant; (iii) up to an additional one-third of the shares subject to the Award is eligible to vest on or after the second anniversary of the Date of Grant; and (iv) up to an additional one-third of the shares subject to the Award is eligible to vest on or after the third anniversary of the Date of Grant.

(j) Restricted Stock Awards, Restricted Stock Units and Canadian Restricted Stock Units which vest based upon performance standards shall require that, except in the case of termination due to death, disability, or an approved reason, or the occurrence of a Change in Control Event, the holder must remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for at least one year from Date of Grant.

(k) Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not, without stockholder approval, be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs.

(l) Eligible Directors may only be granted Nonqualified Stock Options, SARs, Restricted Stock Awards or Restricted Stock Units under this Plan.

(m) Subject to ARTICLE XII, the aggregate number of shares of Common Stock made subject to the grant of Nonqualified Stock Options or SARs to any individual Eligible Director in any calendar year may not exceed 30,000.

(n) Subject to ARTICLE XII, in no event shall more than 15,000 shares of Restricted Stock Awards or Restricted Stock Units be awarded to any individual Eligible Director in any calendar year.

(o) The maximum term of any Award shall be eight years.

(p) Awards under the Plan shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her successors and any other person having or claiming an interest under such Award grant.

ARTICLE V

STOCK OPTIONS

SECTION 5.1    Grant of Options. The Committee may grant Options to Eligible Employees, subject to the provisions of the Plan and such other terms and conditions as it may determine. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. The Board may, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of SECTION 5.2.

SECTION 5.2    Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a) Exercise Price. As limited by SECTION 5.2(e) below, each Option shall state the exercise price which shall be set by the Committee at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant.

(b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) by delivering shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Committee; (iii) by the withholding of shares of Common Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the exercise price; (iv) a combination of the foregoing; or (iv) by such other method as the Committee may approve. In addition to the foregoing, the Committee may permit an Option granted under the Plan to be exercised by a broker-dealer acting on behalf of a Participant through procedures approved by the Committee.

(c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Committee in the Award Agreement. Exercise of an Option shall be by notice to the Secretary of such exercise stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(d) Other Terms and Conditions. Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business provisions.

(e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall only be granted to Eligible Employees of the Company or a Subsidiary.

(f) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

(g) Stockholder Rights. Participants shall not have any rights as a stockholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option. In no event shall dividends or dividend equivalents be granted with respect to Options.

SECTION 5.3    Cash Out Rights. With respect to any Options granted to Eligible Employees pursuant to SECTION 5.1, the Committee may include in the Eligible Employee’s Award Agreement the right to surrender the Option once vested. In the event that an Option surrender right is authorized, the Award Agreement shall provide that, upon the vesting of an Option, the holder thereof shall be entitled to, at his or her option:

(a)	Exercise such Option, in whole or in part, in accordance with the procedures specified in SECTION 5.2; or

(b)

Surrender such Option, in whole or in part, by notice to the Secretary of such surrender stating the election to surrender in the form and manner determined by the Committee and a request for payment of the Cash-Out Amount where:

“Cash-Out Amount” means an amount of cash equal to the amount by which the aggregate Fair Market Value of the Common Stock subject to the Option exceeds the aggregate Exercise Price under the Option.

Payment of the Cash-Out Amount shall be made in shares of Common Stock or cash as established by the Committee in the Award Agreement.

ARTICLE VI

RESTRICTED STOCK AWARDS

SECTION 6.1    Grant of Restricted Stock Awards. The Committee may grant a Restricted Stock Award to any Eligible Employee, subject to the provisions of the Plan and such other terms and conditions as it may determine. Restricted Stock Awards may constitute Performance-Based Awards, as described in ARTICLE XI hereof. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine. The Board may grant a Restricted Stock Award to an Eligible Director, subject to the provisions of the Plan and such other terms and conditions as it may determine. Each Restricted Stock Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates, and by an Award Agreement setting forth the terms of such Restricted Stock Award.

SECTION 6.2    Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a) Restriction Period. Subject to SECTION 4.1(i) and SECTION 4.1(j), the Committee shall determine the Restriction Period(s) that apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. At the end of the Restriction Period, the restrictions imposed by the Committee shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof.

(b) Restriction on Transfer. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Committee shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(c) Stockholder Rights. During any Restriction Period, the Committee may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares. At the discretion of the Committee, dividends or other distributions with respect to a Restricted Stock Award may, pursuant to the terms of such award, be either currently paid to the Participant or withheld by the Company and credited to the Participant’s Account; provided that any dividends or other distributions with respect to Restricted Stock Awards subject to vesting based on performance shall vest only if and to the extent that the underlying Restricted Stock Award vests, as determined by the Committee. Any dividends or distributions so withheld by the Committee and attributable to any particular share of Restricted Stock shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid, and, if such shares are forfeited, the Participant shall have no right to such dividends or distributions.

ARTICLE VII

RESTRICTED STOCK UNITS

SECTION 7.1    Grant of Restricted Stock Units. The Committee may grant Restricted Stock Units to any Eligible Employee, subject to the provisions of the Plan and such other terms and conditions as it may determine. Restricted Stock Units may constitute Performance-Based Awards, as described in ARTICLE XI hereof. The Board may grant Restricted Stock Units to an Eligible Director, subject to the provisions of the Plan and such other terms and conditions as it may determine. Restricted Stock Units shall be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Date of Grant. Restricted Stock Units shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine.

SECTION 7.2    Conditions of Restricted Stock Units. The grant of a Restricted Stock Unit shall be subject to the following:

(a) Restriction Period. Subject to SECTION 4.1(i) and SECTION 4.1(j), the Committee shall determine the Restriction Period(s) that apply to the shares of Common Stock covered by each Award of Restricted Stock Units or portion thereof. At the end of the Restriction Period, the restrictions imposed by the Committee shall lapse and the Award shall be paid as specified in SECTION 7.2(c) below.

(b) Restriction on Transfer. Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restriction Period established by the Committee, or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise.

(c) Form of Payment. Restricted Stock Units shall be paid in cash, shares of Common Stock, or a combination of cash and shares as established by the Committee in the Award Agreement, no later than 75 days after the lapse of the Restriction Period unless otherwise required by applicable law.

(d) Stockholder Rights. Participants shall not have any rights as a stockholder of the Company with respect to an Award of Restricted Stock Units.

ARTICLE VIII

CANADIAN RESTRICTED STOCK UNITS

SECTION 8.1    Establishment. The Committee may authorize the establishment of an employee benefit plan (a “Canadian Employee Benefit Plan”) which shall be considered as a part of this Plan for the purpose of providing benefits to Eligible Employees of one of the Company’s Canadian Subsidiaries or Affiliated Entities. Benefits granted in the Canadian Employee Benefit Plan will take the form of Canadian Restricted Stock Units having substantially the same income tax consequences for such Canadian Eligible Employees as would Restricted Stock Awards granted by the Company to Eligible Employees who are residents of the United States. The Committee may further authorize the establishment of an employee benefit trust (a “Canadian Employee Benefit Trust”) for the purpose of holding the assets of the Canadian Employee Benefit Plan and shall appoint one or more persons who are residents of Canada to act as trustees of the Canadian Employee Benefit Trust.

SECTION 8.2    Grant of Awards and Contributions to Canadian Employee Benefit Trust. The Committee may grant to Eligible Employees, Canadian Restricted Stock Units entitling such Eligible Employees to an interest in the assets of the Canadian Employee Benefit Trust in such form that it determines necessary to comply with applicable Canadian tax law requirements, subject to the terms of the Canadian Employee Benefit Plan and such other terms and conditions as it may determine. Each Award of Canadian Restricted Stock Units shall be evidenced by an Award Agreement and such Award Agreement shall contain the terms and conditions of the Award subject to the provisions of the Canadian Employee Benefit Plan. At the time of granting an Award of Canadian Restricted Stock Units, the Committee may authorize the Company or any of its Canadian Subsidiaries or Affiliated Entities to make cash contributions to the Canadian Employee Benefit Trust, with such contributions to be used as specified in the Canadian Employee Benefit Plan, including for the purpose of acquiring shares of Common Stock of the Company on the open market through the facilities of a stock exchange. The Committee shall designate, at the time of making any contribution in respect of a Participant, when the shares of Common Stock of the Company which are acquired with the contribution pursuant to the terms of the Canadian Employee Benefit Plan are to vest pursuant to the applicable Award Agreement, and shall inform the trustees of the same.

SECTION 8.3    Holding of Shares of Common Stock in Trust. Subject to the specific provisions of the Canadian Employee Benefit Plan, upon completion of any purchases of shares of Common Stock of the Company by the trustees, the trustees shall immediately notionally allocate such shares to an account in respect of each Participant in proportion to the contributions received in respect of each Participant in the preceding month. The Trustees shall hold the shares in trust in the name of the trustee, until such time as: (i) the Canadian Restricted Stock Units granted to Participants are vested, in accordance with the vesting conditions designated by the Committee in the Award Agreement, or (ii) the Canadian Restricted Stock Units are forfeited by Eligible Employees as provided in the Canadian Employee Benefit Plan.

SECTION 8.4    Conditions of Awards. Each Award of Canadian Restricted Stock Units shall be subject to the following general conditions (with the specific details to be determined by the Company upon establishment of the Canadian Employee Benefit Plan):

(a) Vesting Period. The Committee shall establish in the Award Agreement the vesting periods applicable to a grant of Canadian Restricted Stock Units, subject to compliance with the timing requirements specified in SECTION 8.4(b).

(b) Settlement in Stock. Upon satisfaction of the vesting requirements established by the Committee, the Committee will authorize the trustees to distribute the shares of the Common Stock of the Company which have been allocated to such Participant’s account to the Participant.

Participants will not be entitled to receive cash in settlement of an Award of a Canadian Restricted Stock Unit. The Company, its Canadian Subsidiaries or Affiliated Entities, and the trustees may withhold from any amount payable to an Eligible Employee, either under the Canadian Employee Benefit Plan, or otherwise, such amount as may be necessary so as to ensure compliance with the applicable provisions of any federal, provincial or local law relating to the withholding of tax or other required deductions. For greater certainty and notwithstanding any other provision of the Canadian Employee Benefit Plan, all amounts payable to, or in respect of, a Participant under the Canadian Employee Benefit Plan shall be paid within three years following the end of the year in respect of which the Award of Canadian Restricted Stock Units was made.

(c) Rights of Stockholders. Prior to the date the shares of Common Stock are distributed by the trustees, Participants will have no rights to the shares of Common Stock and no rights as stockholders of the Company with respect to the shares of Common Stock held by the Canadian Employee Benefit Trust related to an Award. Title and all incidents of beneficial ownership of the shares of Common Stock will remain with the trustees while the shares are held in trust.

(d) Additional Awards. The Committee may authorize the Company or its Canadian Subsidiaries or Affiliated Entities to grant an additional Award to the Participant equal to the dividend that the Participant would have received had the Award been made with the underlying shares of Common Stock directly, rather than in Canadian Restricted Stock Units.

ARTICLE IX

PERFORMANCE UNITS

SECTION 9.1    Grant of Awards. The Committee may grant Performance Units to Eligible Employees, subject to the provisions of the Plan and such other terms and conditions as it may determine. Performance Units may constitute Performance-Based Awards, as described in ARTICLE XI hereof. Each Award of Performance Units shall be evidenced by an Award Agreement executed by the Company and Eligible Employee, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of SECTION 9.2.

SECTION 9.2    Conditions of Awards. Each Award of Performance Units shall be subject to the following conditions:

(a) Establishment of Award Terms. Each Award shall state the target, maximum and minimum value of each Performance Unit payable upon the achievement of performance goals.

(b) Achievement of Performance Goals. The Committee shall establish performance targets for each Award for a period of no less than a year. The performance goals may, but need not, be based on the business criteria described in SECTION 11.2. The Committee shall also establish such other terms and conditions as it deems appropriate to such Award. The Award may be paid out in cash or Common Stock as determined in the sole discretion of the Committee no later than 75 days after the vesting date of the Award unless otherwise required by applicable law.

ARTICLE X

STOCK APPRECIATION RIGHTS

SECTION 10.1    Grant of SARs. The Committee may grant a SAR to any Eligible Employee, subject to the provisions of the Plan and subject to other terms and conditions as the Committee may determine. The Board may grant a SAR to any Eligible Director, subject to the provisions of the

Plan and subject to other terms and conditions as the Board may determine. SARs may be granted as an independent Award separate from an Option or granted in tandem with an Option, subject to the limitations of SECTION 10.3. Each grant of a SAR shall be evidenced by an Award Agreement executed by the Company and the Participant and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of the Plan. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR. In no event shall dividends or dividend equivalents be granted with respect to a SAR.

SECTION 10.2    Exercise and Payment. SARs granted under the Plan shall be exercisable in whole or in installments and at such times as shall be provided by the Committee in the Award Agreement. The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. Payment of amounts attributable to a SAR shall be made in shares of Common Stock or cash as established by the Committee in the Award Agreement.

SECTION 10.3    Tandem Awards. SARs may be granted in tandem with an Option, in which event, the Participant has the right to elect to exercise either the SAR or the Option. Upon the Participant’s election to exercise one of these Awards, the other tandem award is automatically terminated. In the event a SAR is granted in tandem with an Incentive Stock Option, the Committee shall subject the SAR to restrictions necessary to ensure satisfaction of the requirements under Section 422 of the Code.

ARTICLE XI

PERFORMANCE-BASED AWARDS.

SECTION 11.1    Generally. The Committee may determine that a Restricted Stock Award, Restricted Stock Unit, Canadian Restricted Stock Unit or Performance Unit granted to an Eligible Employee will be considered “performance-based compensation” under Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of performance objectives that are based on one or more of the business criteria described below, with respect to one or more business units or the Company and its subsidiaries as a whole.

SECTION 11.2    Business Criteria. The Committee shall use objectively determinable performance goals based on one or more of the following business criteria, individually or in combination: earnings; earnings per share (actual or targeted growth); earnings before interest and taxes; pretax earnings before interest, depreciation, amortization, exploration and abandonment costs; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items or operating income; revenues; sales; debt level; cost reduction targets; interest-sensitivity gap levels; cash flow (including but not limited to free cash flow, net cash flow, net cash flow before financing activities, cash flow from operations, increase in cash flow return); capital expenditures; weighted average cost of capital; debt/proved reserves; net income or gross income (including but not limited to income after capital costs and income before or after taxes); operating income; expense; working capital; operating or profit margin; pre-tax margin; contribution margin; return factors (including, but not limited to return on equity, capital employed, or investment; risk adjusted return on capital; return on investors’ capital; return on average equity; return on assets; and return on net assets); book value; operating expenses (including, but not limited to lease operating expenses, severance taxes and other production taxes, gathering and transportation and general and administrative costs); unit costs; net borrowing, debt leverage levels, credit quality, or debt ratings; accomplishment of mergers, acquisitions, dispositions, or similar business transactions (including, but not limited to acquisition goals based on value of assets acquired or similar objectives); debt to debt plus stockholder equity; debt to EBIT or EBITDA; interest coverage; total shareholder return; comparative shareholder return; market price per share; book value per share; net asset value per share; growth measures; debt to total capitalization ratio; asset quality levels; investments; economic value added; stock price appreciation; market capitalization; accounts receivables day sales outstanding; accounts receivables to sales; achievement of balance sheet or income statement objectives; market share; assets; asset sale targets; non-performing assets; satisfactory internal or external audits; improvement of financial ratings; charge-offs; regulatory compliance; employee retention/attrition rates; individual business objectives; risk management activities, corporate value measures which may be objectively determined (including ethics, compliance, environmental, diversity commitment, and safety); amount of the oil and gas reserves; costs of finding oil and gas reserves; reserve replacement ratio, reserve additions, or other reserve level measures; drilling results; natural gas and/or oil production, production and reserve growth; implementation or completion of critical projects or processes; production volume; sales volume; production efficiency; inventory to sales; and inventory turns.

SECTION 11.3    Establishment of Performance Goals. With respect to Performance-Based Awards, the Committee shall establish in writing (i) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (ii) the individual employees or class of employees to which such performance goals apply; provided, however, that such performance goals shall be established in writing no later than the earlier of ninety (90) days after the commencement of the applicable performance period or the date on which twenty-five percent (25%) of such performance period has been completed, or such other date as may be required or permitted under Section 162(m) of the Code.

SECTION 11.4    Certification of Performance. No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

SECTION 11.5    Modification of Performance-Based Awards. With respect to any Awards intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal to cause the goal to cease to meet the requirements of Section 162(m) of the Code, except as otherwise determined by the Committee, and the Committee shall not increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. The Committee may reduce or eliminate the number of shares of Common Stock or the number of shares of Common Stock vested upon the attainment of such performance goal, based on such terms and conditions as the Committee deems appropriate. The Committee may make such changes to performance goals and Performance-Based Awards as the Committee deems appropriate in the event of a change in corporate capitalization, corporate transaction or other corporate event as permitted by Section 162(m), or as the Committee otherwise determines.

SECTION 11.6    Impact of Extraordinary Items or Changes in Accounting. To the extent applicable, subject to the following sentence and unless the Committee determines otherwise, the determination of the achievement of performance goals shall be determined based on the relevant financial measure, computed in accordance with U.S. generally accepted accounting principles (“GAAP”), and in a manner consistent with the methods used in the Company’s audited financial statements. To the extent permitted by Section 162(m), in setting the performance goals for Performance-Based Awards within the period prescribed in SECTION 11.3, the Committee may provide for appropriate adjustment as it deems appropriate, including for one or more of the following items: asset write-downs; litigation or claim judgments or settlements; changes in accounting principles; changes in tax law or other laws affecting reported results; changes in commodity prices; severance, contract termination, and other costs related to exiting, modifying or reducing any business activities; costs of, and gains and losses from, the acquisition, disposition, or abandonment of businesses or assets; gains and losses from the early extinguishment of debt; gains and losses in connection with the termination or withdrawal from a pension plan; stock compensation costs and other non-cash expenses; any extraordinary non-recurring items as described in applicable Accounting Principles Board opinions or Financial Accounting Standards Board statements or in management’s discussion and analysis of financial condition and results of operation appearing in the Company’s annual report to stockholders for the applicable year; and any other specified non-operating items as determined by the Committee in setting performance goals.

SECTION 11.7    Death, Disability or Other Circumstances. The Committee may provide in the Award Agreement that Performance-Based Awards under this ARTICLE XI shall be payable, in whole or in part, in the event of the Participant’s death or disability, a Change in Control Event or under other circumstances consistent with the requirements of Section 162(m) of the Code.

SECTION 11.8    Stockholder Approval for Performance-Based Awards. The Plan must be reapproved by the Company’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of ARTICLE XI, if Performance-Based Awards are to be made under ARTICLE XI after the date of such stockholders meeting and if required by Section 162(m) of the Code.

ARTICLE XII

STOCK ADJUSTMENTS

SECTION 12.1    Stock Adjustments. In the event that the shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then there shall be substituted for or added to each share available under and subject to the Plan (including those held in the Canadian Employee Benefit Trust), and each share theretofore appropriated under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, with respect to Options, in no such event will such adjustment result in a modification of any Option as defined in Section 424(h) of the Code. Any adjustments to Options or SARs shall be made in accordance with the requirements of Section 409A of the Code, to the extent applicable. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, the Award limits set forth in SECTION 4.1, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the “Minimum Adjustment”). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this ARTICLE XII and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this ARTICLE XII which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

ARTICLE XIII

GENERAL

SECTION 13.1    Amendment or Termination of Plan. The Board may alter, suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, but may not, without stockholder approval, adopt any amendment which would (i) increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article XI), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits to Participants provided by the Plan. The termination of the Plan shall not impair the power and authority of the Committee with respect to outstanding Awards. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

SECTION 13.2    Termination of Employment; Termination of Service. If an Eligible Employee’s employment with the Company, a Subsidiary, or an Affiliated Entity terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing shall be cancelled or forfeited, as the case may be, unless the Eligible Employee’s Award Agreement provides otherwise. The Compensation Committee shall (i) determine what events constitute disability, retirement or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of death, disability, retirement, or termination for an approved reason. The Committee shall also determine the method, if any, for accelerating the vesting or exercisability of any Awards, or providing for the exercise of any unexercised Awards in the event of an Eligible Employee’s death, disability, retirement, or termination for an approved reason.

In the event an Eligible Director terminates service as a director of the Company, the unvested portion of any Award shall be forfeited unless otherwise accelerated pursuant to the terms of the Eligible Director’s Award Agreement or by the Board. The Eligible Director shall have a period of three years following the date he ceases to be a director to exercise any Nonqualified Stock Options or SARS which are otherwise exercisable on his date of termination of service.

SECTION 13.3    Nontransferability of Awards. Awards may be exercised during the lifetime of the Participant only by the Participant. More particularly (but without limiting the generality of the foregoing), an Award shall not be assigned, transferred (except as provided above), pledged or hypothecated in any way whatsoever, shall not be assigned by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the award contrary to the provisions hereof, shall be null and void and without effect. However, in the event of a Participant’s death, an Award may be transferred in accordance with the provisions of a Participant’s will, the applicable laws of descent and distribution or, with respect to Awards other than Incentive Stock Options, a beneficiary designation that is in a form approved by the Committee and in compliance with the provisions of this Plan and the applicable Award Agreement.

SECTION 13.4    Withholding Taxes. Unless otherwise paid by the Participant, the Company, its Subsidiaries or any of its Affiliated Entities shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may, in its discretion, allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes. However, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an adverse accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Committee.

SECTION 13.5    Change of Control. Notwithstanding any other provision in this Plan to the contrary, Awards granted under the Plan to any Eligible Employee or Eligible Director may, in the discretion of the Committee, provide in the Award Agreement that such Awards shall be immediately vested, fully earned and exercisable upon the occurrence of a Change in Control Event.

SECTION 13.6    Amendments to Awards. Subject to the limitations of ARTICLE IV, such as the prohibition on repricing of Options, the Committee may at any time unilaterally amend the terms of any Award Agreement, whether or not presently exercisable or vested, to the extent it deems appropriate. However, amendments which are materially adverse to the Participant shall require the Participant’s consent.

SECTION 13.7    Regulatory Approval and Listings. The Company shall use its best efforts to file with the Securities and Exchange Commission as soon as practicable following approval by the stockholders of the Company of the Plan as provided in SECTION 1.2 of the Plan, and keep continuously effectively, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to:

(a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

(b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed; and

(c) the completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

SECTION 13.8    Foreign Laws. The Committee may grant Awards to individual participants who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this SECTION 13.8 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

SECTION 13.9    Company Policies. All Awards granted under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

SECTION 13.10    Right to Continued Employment. Participation in the Plan shall not give any Eligible Employee any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee or any other individual any right to be selected as a Participant or to be granted an Award.

SECTION 13.11    Beneficiary Designation. In the event of the death of a Participant, the portion of the Participant’s Award with respect to which vesting dates have occurred shall be paid to the then surviving beneficiary designated by the Participant, and if there is no beneficiary then surviving or designated, then such benefits will automatically be paid to the estate of the Participant.

SECTION 13.12    Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

SECTION 13.13    Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

SECTION 13.14    Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except as superseded by applicable federal law.

SECTION 13.15    Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

SECTION 13.16    Other Laws. The Committee may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

SECTION 13.17    Section 409A Considerations. The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. All Awards shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of Section 409A of the Code or (B) satisfies the requirements of Section 409A of the Code. If a Award is subject to Section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, (III) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (IV) in no event shall a participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. Any Award granted under the Plan that is subject to Section 409A of the Code and that is to be distributed to a key employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 30 days after the end of the six-month period. If the participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the participant’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code.

No Trust or Fund Created. Except as provided in the Canadian Employee Benefit Plan for the creation of the Canadian Employee Benefit Trust, neither the Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

Devon Energy Corporation

333 W. Sheridan

Oklahoma City, OK 73102

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your Proxy Card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Proxy Card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy materials electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M44759-P19868-Z57092	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEVON ENERGY CORPORATION		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
The Board of Directors recommends a vote “FOR” the nominees listed in Agenda Item 1.		☐	☐	☐

1. Election of Directors
Nominees:
01) Robert H. Henry 02) John A. Hill 03) Michael M. Kanovsky 04) Robert A. Mosbacher, Jr.	05) J. Larry Nichols 06) Duane C. Radtke 07) Mary P. Ricciardello 08) John Richels

The Board of Directors recommends a vote “FOR” Agenda Item 2.		For	Against	Abstain	The Board of Directors recommends a vote “FOR” Agenda Item 5.	For	Against	Abstain
2. Approve, in an advisory vote, Executive Compensation.		☐	☐	☐	5. Approve the 2012 Incentive Compensation Plan.	☐	☐	☐
The Board of Directors recommends a vote “FOR” Agenda Item 3.					The Board of Directors recommends a vote “FOR” Agenda Item 6.
3. Ratify the Appointment of the Independent Auditors for 2012.		☐	☐	☐	6. Approve the 2012 Amendment to the 2009 Long-Term Incentive Compensation Plan.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Agenda Item 4.					The Board of Directors recommends a vote “AGAINST” Agenda Item 7.
4. Approve Amending the Amended and Restated Certificate of Incorporation to Grant Stockholders the Right to Call a Special Meeting.		☐	☐	☐	7. Report on the Disclosure of Lobbying Policies and Practices.	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.				☐	8. OTHER MATTERS: In its discretion, to vote with respect to any other matters that may come up before the meeting or any adjournment thereof, including matters incident to its conduct.
		Yes	No		I RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF.
Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as your name appears above, indicating your official position or representative capacity, if applicable. If shares are held jointly, each owner should sign.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The following proxy materials are available at www.proxyvote.com:

• Notice and Proxy Statement

• Annual Report on Form 10-K

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M44760-P19868-Z57092

DEVON ENERGY CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Devon Energy Corporation, a Delaware corporation, hereby nominates and appoints J. Larry Nichols, John Richels and Carla D. Brockman with full power of substitution, as true and lawful agents and proxies, to represent the undersigned and vote all shares of common stock of Devon Energy Corporation owned by the undersigned in all matters coming before the Annual Meeting of Stockholders (or any adjournment thereof) of Devon Energy Corporation to be held at The Skirvin Hilton Hotel, Continental Room, 1 Park Avenue, Oklahoma City, Oklahoma, on Wednesday, June 6, 2012, at 8:00 a.m. local time. The Board of Directors recommends a vote “FOR” Agenda Items 1, 2, 3, 4, 5 and 6 and recommends a vote “AGAINST” Item 7 as set forth on the reverse side.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ON THE REVERSE SIDE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Do not return your Proxy Card if you are voting by telephone or Internet.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) TO BE SIGNED ON REVERSE SIDE